                                                                   Exhibit 10.15

--------------------------------------------------------------------------------

                     BCP Caylux Holdings Luxembourg S.C.A.,
                                    as Issuer


                        and BCP Crystal Holdings Ltd. 2,
                               as Parent Guarantor


        U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due 2014


           Euro-denominated 10 3/8% Senior Subordinated Notes due 2014

                                   ----------

                                    INDENTURE

                            Dated as of June 8, 2004

                                   ----------

                              The Bank of New York,
                                   as Trustee

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                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  DEFINITIONS......................................................................1
Section 1.02.  OTHER DEFINITIONS...............................................................45
Section 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...............................47
Section 1.04.  RULES OF CONSTRUCTION...........................................................47

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.  AMOUNT OF NOTES; ISSUABLE IN SERIES.............................................48
Section 2.02.  FORM AND DATING.................................................................49
Section 2.03.  EXECUTION AND AUTHENTICATION....................................................50
Section 2.04.  REGISTRAR AND PAYING AGENT......................................................51
Section 2.05.  PAYING AGENT TO HOLD MONEY IN TRUST.............................................52
Section 2.06.  HOLDER LISTS....................................................................52
Section 2.07.  TRANSFER AND EXCHANGE...........................................................53
Section 2.08.  REPLACEMENT NOTES...............................................................53
Section 2.09.  OUTSTANDING NOTES...............................................................54
Section 2.10.  TEMPORARY NOTES.................................................................55
Section 2.11.  CANCELLATION....................................................................55
Section 2.12.  DEFAULTED INTEREST..............................................................55
Section 2.13.  CUSIP NUMBERS, ISINS, ETC.......................................................55
Section 2.14.  CALCULATION OF PRINCIPAL AMOUNT OF NOTES........................................56

                                    ARTICLE 3
                                   REDEMPTION

Section 3.01.  OPTIONAL REDEMPTION.............................................................56
Section 3.02.  REDEMPTION WITH PROCEEDS OF EQUITY OFFERINGS....................................57
Section 3.03.  METHOD AND EFFECT OF REDEMPTION.................................................57
Section 3.04.  DEPOSIT OF REDEMPTION PRICE.....................................................59

                                    ARTICLE 4
                                    COVENANTS

Section 4.01.  PAYMENT OF NOTES................................................................60

                                       -i-
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
Section 4.02.  REPORTS AND OTHER INFORMATION...................................................60
Section 4.03.  LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK........62
Section 4.04.  LIMITATION ON RESTRICTED PAYMENTS...............................................67
Section 4.05.  DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES..................76
Section 4.06.  ASSET SALES.....................................................................78
Section 4.07.  TRANSACTIONS WITH AFFILIATES....................................................82
Section 4.08.  CHANGE OF CONTROL...............................................................85
Section 4.09.  COMPLIANCE CERTIFICATE..........................................................87
Section 4.10.  FURTHER INSTRUMENTS AND ACTS....................................................87
Section 4.11.  LIENS...........................................................................87
Section 4.12.  LIMITATION ON OTHER SENIOR SUBORDINATED INDEBTEDNESS............................88
Section 4.13.  MAINTENANCE OF OFFICE OR AGENCY.................................................88
Section 4.14.  BUSINESS ACTIVITIES.............................................................89

                                    ARTICLE 5
                     MERGER, CONSOLIDATION OR SALE OF ASSETS

Section 5.01.  CONSOLIDATION, MERGER OR SALE OF ASSETS OF THE ISSUER...........................90
Section 5.02.  CONSOLIDATION, MERGER OR SALE OF ASSETS BY A GUARANTOR..........................91

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.  EVENTS OF DEFAULT...............................................................92
Section 6.02.  ACCELERATION....................................................................94
Section 6.03.  OTHER REMEDIES..................................................................96
Section 6.04.  WAIVER OF PAST DEFAULTS.........................................................96
Section 6.05.  CONTROL BY MAJORITY.............................................................96
Section 6.06.  LIMITATION ON SUITS.............................................................96
Section 6.07.  RIGHTS OF THE HOLDERS TO RECEIVE PAYMENT........................................97
Section 6.08.  COLLECTION SUIT BY TRUSTEE......................................................97
Section 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM................................................97
Section 6.10.  PRIORITIES......................................................................98
Section 6.11.  UNDERTAKING FOR COSTS...........................................................98
Section 6.12.  WAIVER OF STAY OR EXTENSION LAWS................................................98

                                    ARTICLE 7
                                     TRUSTEE

Section 7.01.  DUTIES OF TRUSTEE...............................................................99
Section 7.02.  RIGHTS OF TRUSTEE..............................................................100
Section 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE...................................................101
Section 7.04.  TRUSTEE'S DISCLAIMER...........................................................101

                                       ii
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
Section 7.05.  NOTICE OF DEFAULTS.............................................................101
Section 7.06.  REPORTS BY TRUSTEE TO THE HOLDERS..............................................102
Section 7.07.  COMPENSATION AND INDEMNITY.....................................................102
Section 7.08.  REPLACEMENT OF TRUSTEE.........................................................103
Section 7.09.  SUCCESSOR TRUSTEE BY MERGER....................................................104
Section 7.10.  ELIGIBILITY; DISQUALIFICATION..................................................104
Section 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER...............................105

                                    ARTICLE 8
                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.01.  DISCHARGE OF LIABILITY ON NOTES................................................105
Section 8.02.  DEFEASANCE.....................................................................106
Section 8.03.  CONDITIONS TO DEFEASANCE.......................................................107
Section 8.04.  APPLICATION OF TRUST MONEY.....................................................108
Section 8.05.  REPAYMENT TO ISSUER............................................................109
Section 8.06.  INDEMNITY FOR GOVERNMENT OBLIGATIONS...........................................109
Section 8.07.  REINSTATEMENT..................................................................109

                                    ARTICLE 9
                             AMENDMENTS AND WAIVERS

Section 9.01.  WITHOUT CONSENT OF THE HOLDERS.................................................109
Section 9.02.  WITH CONSENT OF THE HOLDERS....................................................110
Section 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT............................................112
Section 9.04.  REVOCATION AND EFFECT OF CONSENTS AND WAIVERS..................................112
Section 9.05.  NOTATION ON OR EXCHANGE OF NOTES...............................................113
Section 9.06.  TRUSTEE TO SIGN AMENDMENTS.....................................................113
Section 9.07.  PAYMENT FOR CONSENT............................................................113
Section 9.08.  ADDITIONAL VOTING TERMS; CALCULATION OF PRINCIPAL AMOUNT.......................113

                                   ARTICLE 10
                                  SUBORDINATION

Section 10.01.  AGREEMENT TO SUBORDINATE......................................................114
Section 10.02.  LIQUIDATION, DISSOLUTION, BANKRUPTCY..........................................114
Section 10.03.  DEFAULT ON DESIGNATED SENIOR DEBT.............................................114
Section 10.04.  ACCELERATION OF PAYMENT OF NOTES..............................................115
Section 10.05.  WHEN DISTRIBUTION MUST BE PAID OVER...........................................116
Section 10.06.  SUBROGATION...................................................................116
Section 10.07.  RELATIVE RIGHTS...............................................................116
Section 10.08.  SUBORDINATION MAY NOT BE IMPAIRED BY ISSUER...................................116
Section 10.09.  RIGHTS OF TRUSTEE AND PAYING AGENT............................................116
Section 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE......................................117
Section 10.11.  ARTICLE 10 NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT T..................117

                                       iii
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
Section 10.12.  TRUST MONIES NOT SUBORDINATED.................................................117
Section 10.13.  TRUSTEE ENTITLED TO RELY......................................................117
Section 10.14.  TRUSTEE TO EFFECTUATE SUBORDINATION...........................................118
Section 10.15.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT..............................118
Section 10.16.  RELIANCE BY HOLDERS OF SENIOR DEBT ON SUBORDINATION PROVISIONS................118

                                   ARTICLE 11
                                   GUARANTEES

Section 11.01.  GUARANTEES OF THE NOTES.......................................................119
Section 11.02.  LIMITATION ON LIABILITY.......................................................122
Section 11.03.  SUCCESSORS AND ASSIGNS........................................................123
Section 11.04.  NO WAIVER.....................................................................123
Section 11.05.  MODIFICATION..................................................................123
Section 11.06.  EXECUTION OF SUPPLEMENTAL INDENTURE FOR FUTURE GUARANTORS.....................124
Section 11.07.  NON-IMPAIRMENT................................................................124

                                   ARTICLE 12
                         SUBORDINATION OF THE GUARANTEES

Section 12.01.  AGREEMENT TO SUBORDINATE......................................................124
Section 12.02.  LIQUIDATION, DISSOLUTION, BANKRUPTCY..........................................124
Section 12.03.  DEFAULT ON DESIGNATED SENIOR DEBT OF A GUARANTOR..............................125
Section 12.04.  DEMAND FOR PAYMENT............................................................126
Section 12.05.  WHEN DISTRIBUTION MUST BE PAID OVER...........................................126
Section 12.06.  SUBROGATION...................................................................127
Section 12.07.  RELATIVE RIGHTS...............................................................127
Section 12.08.  SUBORDINATION MAY NOT BE IMPAIRED BY A GUARANTOR..............................127
Section 12.09.  RIGHTS OF TRUSTEE AND PAYING AGENT............................................127
Section 12.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE......................................128
Section 12.11.  ARTICLE 12 NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT T..................128
Section 12.12.  TRUSTEE ENTITLED TO RELY......................................................128
Section 12.13.  TRUSTEE TO EFFECTUATE SUBORDINATION...........................................128
Section 12.14.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT OF A GUARANTOR...............129
Section 12.15.  RELIANCE BY HOLDERS OF SENIOR DEBT OF A GUARANTOR ON SUBORDINATION PROVISIONS.129
Section 12.16.  TRUST MONIES NOT SUBORDINATED.................................................129

                                   ARTICLE 13
                                  MISCELLANEOUS

Section 13.01.  TRUST INDENTURE ACT CONTROLS..................................................130
Section 13.02.  NOTICES.......................................................................130

                                       iv
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
Section 13.03.  COMMUNICATION BY THE HOLDERS WITH OTHER HOLDERS...............................131
Section 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT............................131
Section 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.................................131
Section 13.06.  WHEN NOTES DISREGARDED........................................................132
Section 13.07.  RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR..................................132
Section 13.08.  LEGAL HOLIDAYS................................................................132
Section 13.09.  GOVERNING LAW.................................................................132
Section 13.10.  JURISDICTION; CONSENT TO SERVICE OF PROCESS...................................132
Section 13.11.  NO RECOURSE AGAINST OTHERS....................................................133
Section 13.12.  SUCCESSORS....................................................................134
Section 13.13.  MULTIPLE ORIGINALS............................................................134
Section 13.14.  TABLE OF CONTENTS; HEADINGS...................................................134
Section 13.15.  INDENTURE CONTROLS............................................................134
Section 13.16.  SEVERABILITY..................................................................134
Section 13.17.  CURRENCY OF ACCOUNT; CONVERSION OF CURRENCY; FOREIGN EXCHANGE RESTRICTIONS....134

Appendix A     -    Provisions Relating to Initial Notes, Additional Notes and
                    Exchange Notes

EXHIBIT INDEX

Exhibit A      -    Initial Dollar Note
Exhibit B      -    Initial Euro Note
Exhibit C      -    Exchange Dollar Note
Exhibit D      -    Exchange Euro Note
Exhibit E      -    Form of Transferee Letter of Representation
Exhibit F      -    Form of Supplemental Indenture

                                        v
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                              CROSS-REFERENCE TABLE

  TIA                                                                            Indenture
Section                                                                           Section
-------                                                                          ---------
310 (a)(1)......................................................................   7.10
    (a)(2)......................................................................   7.10
    (a)(3)......................................................................   N.A.
    (a)(4)......................................................................   N.A.
    (b).........................................................................   7.08; 7.10
    (c).........................................................................   N.A.
311(a)..........................................................................   7.11
    (b).........................................................................   7.11
    (c).........................................................................   N.A.
312(a)..........................................................................   2.06
    (b).........................................................................   13.03
    (c).........................................................................   13.03
313(a)..........................................................................   7.06
    (b)(1)......................................................................   N.A.
    (b)(2)......................................................................   7.06
    (c).........................................................................   7.06
    (d).........................................................................   4.02; 4.09
314(a)..........................................................................   4.02; 4.09
    (b).........................................................................   N.A.
    (c)(1)......................................................................   13.04
    (c)(2)......................................................................   13.04
    (c)(3)......................................................................   N.A.
    (d).........................................................................   N.A.
    (e).........................................................................   13.05
    (f).........................................................................   4.10
315(a)..........................................................................   7.01
    (b).........................................................................   7.05
    (c).........................................................................   7.01
    (d).........................................................................   7.01
    (e).........................................................................   6.11
316(a) (last sentence)..........................................................   13.06
    (a)(1)(A)...................................................................   6.05
    (a)(1)(B)...................................................................   6.04
    (a)(2)......................................................................   N.A.
    (b).........................................................................   6.07
317(a)(1).......................................................................   6.08
    (a)(2)......................................................................   6.09
    (b).........................................................................   2.05
318(a)..........................................................................   13.01

                                       vi
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N.A. Means Not Applicable.

Note: This Cross-Reference Table shall not, for any purposes, be deemed to be part of this Indenture.

        INDENTURE dated as of June 8, 2004 among BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A, a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS), the Parent Guarantor (as defined herein) and The Bank of New York, a New York banking corporation, as trustee.

        Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (a) $1,000,000,000 aggregate principal amount of the Issuer's 9 5/8% Senior Subordinated Notes due June 15, 2014 (the "Original Dollar Notes") and EURO 200,000,000 aggregate principal amount of the Issuer's 10 3/8% Senior Subordinated Notes due June 15, 2014 (the "Original Euro Notes" and together with the Original Dollar Notes, the "Original Notes") issued on the date hereof, (b) any Additional Notes (as defined herein) that may be exchanged for Original Notes or otherwise issued after the date hereof in the form of Exhibit A (the "Initial Dollar Notes") or Exhibit B (the "Initial Euro Notes") (all such securities in clauses (a) and (b) being referred to collectively as the "Initial Notes"), and (c) if and when issued as provided in the Registration Rights Agreement (as defined in Appendix A hereto (the "Appendix")) or otherwise registered under the Securities Act (as defined in the Appendix) and issued, the Issuer's U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due June 15, 2014 (the "Exchange Dollar Notes") and the Issuer's euro-denominated 10 3/8% Senior Subordinated Notes due June 15, 2014 (the "Exchange Euro Notes" and together with the Exchange Dollar Notes, the "Exchange Notes" and, together with the Initial Notes, the "Notes")) issued in the Registered Exchange Offer (as defined in the Appendix) in exchange for any Initial Notes or otherwise registered under the Securities Act and issued in the form of Exhibit C or D. Subject to the conditions and compliance with the covenants set forth in this Indenture, the Issuer (as defined herein) may issue an unlimited aggregate principal amount of Additional Notes.

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

        Section 1.01. DEFINITIONS.

        "ACQUIRED DEBT" means, with respect to any specified Person:

                (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, and

                (2) Indebtedness secured by an existing Lien encumbering any asset acquired by such specified Person, but excluding in any event Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person.

        "ACQUISITION" means the initial acquisition of capital stock of CAG by the Purchaser pursuant to the Offer Document relating to such acquisition dated as of January 30, 2004, as amended by press release on March 12, 2004.

        "ACQUISITION CLOSING DATE" means April 6, 2004.

        "ADDITIONAL DOLLAR NOTES" means U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due 2014 issued under the terms of this Indenture subsequent to the Issue Date.

        "ADDITIONAL EURO NOTES" means euro-denominated 10 3/8% Senior Subordinated Notes due 2014 issued under the terms of this Indenture subsequent to the Issue Date.

        "ADDITIONAL NOTES" means Additional Dollar Notes and Additional Euro Notes.

        "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

        "APPLICABLE CURRENCY EQUIVALENT" means, with respect to any monetary amount in a currency other than U.S. Dollars, in the case of the Dollar Notes, or Euros, in the case of the Euro Notes, at any time for the determination thereof, the amount of U.S. Dollars or Euros, as applicable, obtained by converting such foreign currency involved in such computation into U.S. Dollars or Euros, as applicable, at the spot rate for the purchase of U.S. Dollars or Euros, as applicable, with the applicable foreign currency as quoted by Reuters at approximately 10:00 A.M. (New York time) on the date not more than two Business Days prior to such determination.

        "APPLICABLE PREMIUM" means, with respect to any Note on the applicable Redemption Date, the greater of:

                (1) 1.0% of the then outstanding principal amount of the Notes; and

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                (2)     the excess of:

                        (a) the present value at such redemption date of (i) the redemption price of the Dollar Notes or the Euro Notes, as applicable, at June 15, 2009, as determined pursuant to Article 3 hereof, plus (ii) all required interest payments due on the Dollar Notes or the Euro Notes, as applicable through June 15, 2009 (excluding accrued but unpaid interest), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

                        (b) the then outstanding principal amount of the Notes.

        "ASSET SALE" means:

                (1) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets of the Issuer or any Restricted Subsidiary (each referred to in this definition as a "disposition"); or

                (2) the issuance or sale of Equity Interests of any Restricted Subsidiary (whether in a single transaction or a series of related transactions);

in each case other than:

                (a) a disposition of Cash Equivalents or obsolete or worn out property or equipment in the ordinary course of business or inventory (or other assets) held for sale in the ordinary course of business;

                (b) the disposition of all or substantially all of the assets of the Issuer in a manner permitted pursuant to Article 5 hereof or any disposition that constitutes a Change of Control;

                (c) any Restricted Payment or Permitted Investment that is permitted to be made, and is made, pursuant to Section 4.04;

                (d) any disposition of assets or issuance or sale of Equity Interests of any Restricted Subsidiary in any transaction or series of transactions with an aggregate Fair Market Value of less than $10.0 million;

                (e) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Issuer or by the Issuer or a Restricted Subsidiary to another Restricted Subsidiary;

                (f) the lease, assignment or sublease of any real or personal property in the ordinary course of business;

                (g) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary (with the exception of Investments in Unrestricted Subsidiaries acquired pursuant to clause (1) of the definition of "Permitted Investments");

                (h) sales of assets received by the Issuer or any Restricted Subsidiary upon foreclosure on a Lien;

                (i) sales of Securitization Assets and related assets of the type specified in the definition of "Securitization Financing" to a Securitization Subsidiary in connection with any Qualified Securitization Financing;

                (j) a transfer of Securitization Assets and related assets of the type specified in the definition of "Securitization Financing" (or a fractional undivided interest therein) by a Securitization Subsidiary in a Qualified Securitization Financing;

                (k) any exchange of assets for assets related to a Permitted Business of comparable market value, as determined in good faith by the Issuer, which in the event of an exchange of assets with a fair market value in excess of (1) $20.0 million shall be evidenced by an Officers' Certificate of the Issuer, and (2) $40.0 million shall be set forth in a resolution approved in good faith by at least a majority of the Board of Directors of the Issuer; and

                (l) the sale of all or substantially all of the Equity Interests of, or assets of, Celanese Advanced Materials, Inc. for gross cash consideration of at least $13 million.

        "AUTHORIZED PERSON" of any Person means a person duly authorized by the Manager or the Parent Guarantor to act on behalf of such Person.

        "BANK INDEBTEDNESS" means any and all amounts payable under or in respect of the Credit Agreement, as amended, restated, supplemented, waived, replaced, restructured, repaid, refunded, refinanced or otherwise modified from time to time (including after termination of the Credit Agreement), including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

        "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

        "BOARD OF DIRECTORS" means

                (a) with respect to a corporation, the board of directors of the corporation;

                (b) with respect to a partnership (including a SOCIETE EN COMMANDITE PAR ACTIONS), the Board of Directors of the general partner or manager of the partnership; and

                (c) with respect to any other Person, the board or committee of such Person serving a similar function.

        "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York City, London or Luxembourg.

        "CAC" means Celanese Americas Corporation, a Delaware corporation.

        "CAG" means Celanese AG, a corporation organized under the laws of the Federal Republic of Germany.

        "CAPITAL STOCK" means:

                (1)     in the case of a corporation, corporate stock;

                (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

                (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

                (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "CAPITALIZED LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP.

        "CAPTIVE INSURANCE SUBSIDIARIES" means Celwood Insurance Company and Elwood Insurance Limited, and any successor to either of them, in each case to the extent such Person constitutes a Subsidiary.

        "CASH CONTRIBUTION AMOUNT" means the aggregate amount of cash contributions made to the capital of the Issuer described in the definition of "Contribution Indebtedness."

        "CASH EQUIVALENTS" means:

                (1) U.S. Dollars, pounds sterling, Euros, or, in the case of any foreign subsidiary, such local currencies held by it from time to time in the ordinary course of business;

                (2) direct obligations of the United States of America or any member of the European Union or any agency thereof or obligations guaranteed by the United States of America or any member of the European Union or any agency thereof, in each case with maturities not exceeding two years;

                (3) certificates of deposit, time deposits and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding 12 months and overnight bank deposits, in each case, with any lender party to the Credit Agreement or with any commercial bank having capital and surplus in excess of $500,000,000;

                (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

                (5) commercial paper maturing within 12 months after the date of acquisition and having a rating of at least A-1 from Moody's or P-1 from S&P;

                (6) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A-2 by Moody's;

                (7) investment funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition; and

                (8) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Issuer Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $500.0 million.

        "CHANGE OF CONTROL" means the occurrence of any of the following events:

                (1) the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder;

                (2) either the Parent Guarantor or the Issuer becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 50% or more of the total voting power of the Voting Stock of the Issuer or any of its direct or indirect parent corporations;

                (3) (A) prior to the first public offering of common stock of either the Parent Guarantor or the Issuer, the first day on which the Board of Directors of the Parent Guarantor shall cease to consist of a majority of directors who (i) were members of the Board of Directors of the Parent Guarantor on the Issue Date or (ii) were either (x) nominated for election by the Board of Directors of the Parent Guarantor, a majority of whom were directors on the Issue Date or whose election or nomination for election was previously approved by a majority of such directors, or (y) designated or appointed by a Permitted Holder (each of the directors selected pursuant to clauses (A)(i) and (A)(ii), "CONTINUING DIRECTORS") and (B) after the first public offering of common stock of either the Parent Guarantor or the Issuer, (i) if such public offering is of common stock of the Parent Guarantor, the first day on which a majority of the members of the Board of Directors of the Parent Guarantor are not Continuing

        Directors or (ii) if such public offering is of the Issuer's common stock, the first day on which a majority of the members of the Board of Directors of the Issuer are not Continuing Directors; or

                (4) at any time prior to the Restructuring Date, (i) the Issuer shall fail to own directly, beneficially and of record, 100% of the issued and outstanding Voting Stock of LP GmbH, (ii) LP GmbH shall fail to own directly, beneficially and of record, 100% of the issued and outstanding Voting Stock of Midco, (iii) Midco shall fail to own directly, beneficially and of record, 100% of the issued and outstanding Voting Stock of the Purchaser or (iv) the Purchaser shall fail to own directly, beneficially and of record (x) prior to any Squeeze-Out, 75% and (y) after any Squeeze-Out, 100% of the issued and outstanding Equity Interests of CAG, excluding (A) treasury shares held by CAG, (B) rights to purchase, warrants and options and (C) in the case of clause (y), shares issued upon exercise of securities described in the preceding clause (B), PROVIDED that the aggregate number of ordinary shares for which the rights to purchase, warrants and options issued pursuant to clause (B) are exercisable, and the aggregate number of ordinary shares issued pursuant to clause (C), does not exceed in the aggregate 1,500,000 ordinary shares of CAG.

        "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect on the Issue Date, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

        "COMMISSION" means the Securities and Exchange Commission.

        "CONSOLIDATED" means, with respect to any Person, such Person consolidated with its Restricted Subsidiaries, and shall not include any Unrestricted Subsidiary, but the interest of such Person in an Unrestricted Subsidiary shall be accounted for as an Investment.

        "CONSOLIDATED DEPRECIATION AND AMORTIZATION EXPENSE" means with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

        "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period:

                (1)     the sum, without duplication, of:

                        (a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period (including amortization of original issue discount, the interest component of Capitalized Lease Obligations and net payments (if any) pursuant to interest rate Hedging Obligations, but excluding amortization of deferred financing fees, expensing of any bridge or other financing fees and expenses and any interest expense on Indebtedness of a third party that is not an Affiliate of the Parent Guarantor or any of its Subsidiaries and that is attributable to supply or lease arrangements as a result of consolidation under FIN 46R or attributable to "take-or-pay" contracts accounted for in a manner similar to a capital lease under EITF 01-8, in either case so long as the underlying obligations under any such supply or lease arrangement or such "take-or-pay" contract are not treated as Indebtedness as provided in clause (2) of the proviso to the definition of Indebtedness);

                        (b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, Securitization Fees);

                        (c) guaranteed fixed annual payment (AUSGLEICH) paid or payable to CAG minority shareholders pursuant to the Domination Agreement for such period; and

                        (d) all cash dividends to, or the making of loans to, the Parent Guarantor or New US Holdco for the purpose of satisfying dividend or interest obligations under the Preferred Shares;

                (2)     less:

                        (a) interest income of such Person and its Restricted Subsidiaries (other than cash interest income of the Captive Insurance Subsidiaries) for such period; and

                        (b) any repayment to the Issuer or any of its Restricted Subsidiaries of loans used in calculating Consolidated Interest Expense pursuant to clause 1(d) above

        "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise in accordance with GAAP; PROVIDED, HOWEVER, that:

                (1) any net after-tax extraordinary, unusual or nonrecurring gains or losses (less all fees and expenses relating thereto) or income or expense or charge (including, without limitation, severance, relocation and other restructuring costs) including, without limitation, any severance expense, and fees, expenses or charges related to any offering of Equity Interests of such Person, any Investment, acquisition or Indebtedness permitted to be incurred hereunder (in each case, whether or not successful), including all fees, expenses, charges and change in control payments related to the Transactions, in each case shall be excluded;

                (2) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period;

                (3) any net after-tax income or loss from discontinued operations and any net after-tax gain or loss on disposal of discontinued operations shall be excluded;

                (4) any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to business dispositions or asset dispositions other than in the ordinary course of business (as determined in good faith by the Board of Directors of the Issuer) shall be excluded;

                (5) any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness shall be excluded;

                (6) an amount equal to the amount of Tax Distributions actually made to the holders of capital stock of the Parent Guarantor in respect of the net taxable income allocated by such Person to such holders for such period to the extent funded by the Issuer shall be included as though such amounts had been paid as income taxes directly by such Person;

                (7) (a) the Net Income for such period of any Person that is not a Subsidiary, or that is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments in respect of equity that are actually paid in cash (or to the extent converted into cash) by the referent Person to the Issuer or a Restricted Subsidiary thereof in respect of such period and (b) the Net Income for such period shall include any dividend, distribution or other payments in respect of equity paid in cash by such Person to the Issuer or a Restricted Subsidiary thereof in excess of the amounts included in clause (a);

                (8) any increase in amortization or depreciation or any one-time non-cash charges (such as purchased in-process research and development or capitalized manufacturing profit in inventory) resulting from purchase accounting in connection with the Transactions or any acquisition that is consummated prior to or after the Issue Date shall be excluded;

                (9) accruals and reserves that are established within twelve months after the Acquisition Closing Date and that are so required to be established as a result of the Transactions in accordance with GAAP shall be excluded;

                (10) any non-cash impairment charges resulting from the application of Statements of Financial Accounting Standards No. 142 and No. 144 and the amortization of intangibles pursuant to Statement of Financial Accounting Standards No. 141, shall be excluded;

                (11) any non-cash compensation expense realized from grants of stock appreciation or similar rights, stock options or other rights to officers, directors and employees of such Person or any of its Restricted Subsidiaries shall be excluded;

                (12) solely for the purpose of determining the amount available for Restricted Payments under Section 4.04(a)(3)(A), the Net Income for such period of any Restricted Subsidiary (other than a Guarantor) shall be excluded if the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived; PROVIDED that Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) by such Person to the Issuer or another Restricted Subsidiary thereof in respect of such period, to the extent not already included therein; and

                (13)    cost of sales will be reflected on a FIFO basis.

        Notwithstanding the foregoing, for the purpose of Section 4.04 only (other than Section 4.04(a)(3)(D)), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by the Issuer and the Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments by the Issuer and the Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by the Issuer and any Restricted Subsidiary, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under Section 4.04(a)(3)(D).

        "CONTINGENT OBLIGATIONS" means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

                (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor,

                (2)     to advance or supply funds:

                        (a) for the purchase or payment of any such primary obligation; or

                        (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or

                (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

        "CONTRIBUTION INDEBTEDNESS" means Indebtedness of the Issuer or any Guarantor in an aggregate principal amount not greater than twice the aggregate amount of cash contributions (other than Excluded Contributions) made to the capital of the Issuer after the Issue Date; PROVIDED that:

                (1) if the aggregate principal amount of such Contribution Indebtedness is greater than the aggregate amount of such cash contributions to the capital of the Issuer, the amount in excess shall be Indebtedness (other than Secured Indebtedness) with a Stated Maturity later than the Stated Maturity of the Notes, and

                (2) such Contribution Indebtedness (a) is Incurred within 180 days after the making of such cash contribution and (b) is so designated as Contribution Indebtedness pursuant to an Officers' Certificate on the Incurrence date thereof.

        "CREDIT AGREEMENT" means that certain Credit Agreement, dated as of April 6, 2004, among the Parent Guarantor, the Issuer, certain other subsidiaries of the Issuer from time to time party thereto, the Lenders party thereto, Deutsche

Bank AG, New York Branch, as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Global Coordinator, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc. as Joint Lead Arrangers, ABN AMRO Bank N.V., Bank of America, N.A. and General Electric Capital Corporation, as Documentation Agents and Bayerische Hypo- und Vereinsbank AG, Mizuho Corporate Bank, Ltd., The Bank of Nova Scotia, KfW and Commerzbank AG, as Senior Managing Agents, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced from time to time in one or more agreements or indentures (in each case with the same or new lenders or institutional investors), including any agreement or indenture extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof.

        "DEFAULT" means any event which is, or with the passage of time or the giving of notice or both would be, an Event of Default.

        "DESIGNATED NON-CASH CONSIDERATION" means the fair market value of non-cash consideration received by the Issuer or one of its Restricted Subsidiaries in connection with an Asset Sale that is so designated as Designated Non-cash Consideration pursuant to an Officers' Certificate setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of such Designated Non-cash Consideration.

        "DESIGNATED PREFERRED STOCK" means Preferred Stock of the Issuer or any direct or indirect parent company of the Issuer (other than Disqualified Stock), that is issued for cash (other than to the Issuer or any of its Subsidiaries or an employee stock ownership plan or trust established by the Issuer or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an Officers' Certificate, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in Section 4.04(a)(3).

        "DESIGNATED SENIOR DEBT" means:

                (1)     any Indebtedness outstanding under the Credit Agreement;
        and

                (2) any other Senior Debt permitted under this Indenture the principal amount of which is $25.0 million or more and that has been designated by the Issuer in the instrument evidencing that Senior Debt as "Designated Senior Debt."

        "DISQUALIFIED STOCK" means, with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is putable or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable (other than as a result of a change of control or asset sale), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than as a result of a change of control or asset sale), in whole or in part, in each case prior to the date 91 days after the earlier of the Final Maturity Date of the Notes or the date the Notes are no longer outstanding; PROVIDED, however, that if such Capital Stock is issued to any plan for the benefit of employees of the Parent Guarantor or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent Guarantor or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

        "DOLLAR NOTES" means the Original Dollar Notes, the Exchange Dollar Notes and the Additional Dollar Notes, if any.

        "DOMESTIC SUBSIDIARY" means a Restricted Subsidiary that is not a Foreign Subsidiary.

        "DOMINATION AGREEMENT" means the domination and profit and loss transfer agreement (BEHERRSCHUNGS-UND GEWINNABFUHRUNGSVERTRAG) between CAG and the Purchaser.

        "EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication, and in each case to the extent deducted in calculating Consolidated Net Income for such period:

                (1) provision for taxes based on income, profits or capital of such Person for such period, including, without limitation, state, franchise and similar taxes (such as the Texas franchise tax and Michigan single business tax) (including any Tax Distribution taken into account in calculating Consolidated Net Income); plus

                (2) Consolidated Interest Expense of such Person for such period; plus

                (3) Consolidated Depreciation and Amortization Expense of such Person for such period; plus

                (4) any reasonable expenses or charges related to any Equity Offering, Permitted Investment, acquisition, recapitalization or Indebtedness permitted to be incurred under the Indenture or to the Transactions; plus

                (5) the amount of any restructuring charges (which, for the avoidance of doubt, shall include retention, severance, systems establishment cost or excess pension charges); plus

                (6) the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any non-Wholly Owned Subsidiary in such period or any prior period, except to the extent of dividends declared or paid on Equity Interests held by third parties; plus

                (7)     the non-cash portion of "straight-line" rent expense;
        plus

                (8) the amount of any expense to the extent a corresponding amount is received in cash by the Issuer and its Restricted Subsidiaries from a Person other than the Issuer or any Subsidiary of the Issuer under any agreement providing for reimbursement of any such expense, provided such reimbursement payment has not been included in determining Consolidated Net Income or EBITDA (it being understood that if the amounts received in cash under any such agreement in any period exceed the amount of expense in respect of such period, such excess amounts received may be carried forward and applied against expense in future periods); plus

                (9) the amount of management, consulting, monitoring and advisory fees and related expenses paid to Blackstone or any other Permitted Holder (or any accruals related to such fees and related expenses) during such period; provided that such amount shall not exceed in any four quarter period the greater of (x) $5.0 million and (y) 2% of EBITDA of the Issuer and its Restricted Subsidiaries for each period (assuming for purposes of this clause (y) that the amount to be added to Consolidated Net Income under this clause (9) is $5.0 million); plus

                (10) without duplication, any other non-cash charges (including any impairment charges and the impact of purchase accounting, including, but not limited to, the amortization of inventory step-up) (excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period); plus

                (11) any net losses resulting from Hedging Obligations entered into in the ordinary course of business relating to intercompany loans, to the extent that the notional amount of the related Hedging Obligation does not exceed the principal amount of the related intercompany loan;

and less the sum of, without duplication,

                (1) non-cash items increasing Consolidated Net Income for such period (excluding any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges or asset valuation adjustments made in any prior period);

                (2) the minority interest income consisting of subsidiary losses attributable to the minority equity interests of third parties in any non-Wholly Owned Subsidiary;

                (3) the cash portion of "straight-line" rent expense which exceeds the amount expensed in respect of such rent expense; and

                (4) any net gains resulting from Hedging Obligations entered into in the ordinary course of business relating to intercompany loans, to the extent that the notional amount of the related Hedging Obligation does not exceed the principal amount of the related intercompany loan.

        "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

        "EQUITY OFFERING" means any public or private sale of common stock or Preferred Stock of the Issuer or any or its direct or indirect parent corporations (excluding Disqualified Stock), other than (i) public offerings with respect to common stock of the Issuer or of any direct or indirect parent corporation of the Issuer registered on Form S-8 and (ii) any such public or private sale that constitutes an Excluded Contribution.

        "EU GOVERNMENT OBLIGATIONS" means securities that are:

                (1) direct obligations of any member state of the European Union (as it exists on the Issue Date) or issued by any agency or instrumentality thereof for the timely payment of which its full faith and credit is pledged, or

                (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of any member state of the European Union (as it exists on the Issue Date) the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such member state of the European Union, which, in each case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such EU Government Obligations or a specific payment of principal of or interest on any such EU Government Obligations held by such custodian for the account of the holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the EU Government Obligations or the specific payment of principal of or interest on the EU Government Obligations evidenced by such depository receipt.

        "EURO NOTES" means the Original Euro Notes, the Exchange Euro Notes and the Additional Euro Notes, if any.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

        "EXCHANGE OFFER REGISTRATION STATEMENT" means the registration statement filed with the SEC in connection with the Registered Exchange Offer.

        "EXCLUDED CONTRIBUTION" means the net cash proceed, marketable securities or Qualified Proceeds, in each case received by the Issuer and its Restricted Subsidiaries from:

                (1)     contributions to its common equity capital, and

                (2) the sale (other than to a Subsidiary or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Issuer or any Subsidiary) of Capital Stock (other than Disqualified Stock), in each case designated as Excluded Contributions pursuant to an Officers' Certificate on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in Section 4.04(a)(3) hereof.

        "EXISTING INDEBTEDNESS" means Indebtedness of the Issuer and its Subsidiaries (other than Indebtedness under the Credit Agreement) in existence on the date of this Indenture and includes the Floating Rate Term Loan.

        "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

        "FIXED CHARGE COVERAGE RATIO" means, with respect to any Person for any period consisting of such Person and its Restricted Subsidiaries' most recently ended four fiscal quarters for which internal financial statements are available, the ratio of EBITDA of such Person for such period to the Fixed

Charges of such Person for such period. In the event that the Issuer or any Restricted Subsidiary incurs, assumes, guarantees or redeems any Indebtedness or issues or repays Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or repayment of Indebtedness, or such issuance or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period.

        For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, consolidations (as determined in accordance with GAAP) that have been made by the Issuer or any Restricted Subsidiary during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations (and the change in any associated fixed charge obligations and the change in EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition (including the Transactions), disposition, merger, consolidation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition (including the Transactions), disposition, merger, consolidation or Discontinued Operation had occurred at the beginning of the applicable four-quarter period.

        For purposes of this definition, whenever pro forma effect is to be given to an acquisition (including the Transactions) or other Investment and the amount of income or earnings relating thereto, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer (or, if there is no such Officer, an Authorized Person) of the Issuer and shall comply with the requirements of Rule 11-02 of Regulation S-X promulgated by the Commission, except that such pro forma calculations may include operating expense reductions for such period resulting from the acquisition (including the Transactions), which is being given pro forma effect, that have been realized or for which the steps necessary for realization have been taken or are reasonably expected to be taken within six months following any such acquisition, including, but not limited to, the execution or termination of any contracts, the termination of any personnel or the closing (or approval by the Board of Directors of the Issuer of any closing) of any facility, as applicable, provided that, in either case, such adjustments are set forth in an Officers' Certificate (which, if the Issuer has such officers, shall be signed by the Issuer's chief financial officer and another Officer) which states (i) the amount of such adjustment or adjustments,
(ii) that such adjustment or adjustments are based on the reasonable good faith beliefs of the Officers executing such Officers' Certificate at the time of such execution and (iii) that any related incurrence of Indebtedness is permitted pursuant to the Indenture. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedging Obligations applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Issuer (or, if there is no such officer, an Authorized Person) to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Issuer may designate.

        "FIXED CHARGES" means, with respect to any Person for any period, the sum of, without duplication:

                (1) Consolidated Interest Expense of such Person for such period,

                (2) all cash dividends paid, accrued and/or scheduled to be paid r accrued during such period (excluding items eliminated in consolidation) on any series of Preferred Stock of such Person, and

                (3) all cash dividends paid, accrued and/or scheduled to be paid r accrued during such period (excluding items eliminated in consolidation) on any series of Disqualified Stock.

        "FLOATING RATE TERM LOAN" means that certain Credit Agreement, dated as of June 8, 2004, among the Parent Guarantor, the Issuer, certain other subsidiaries of the Issuer from time to time party thereto, the Lenders party thereto, Deutsche Bank AG, New York Branch, as Administrative Agent and as Collateral Agent, Morgan Stanley Senior Funding, Inc. as Global Coordinator, and Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as Joint Lead Arrangers, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, restated, supplemented, modified, renewed, refunded, replaced or refinanced from time to time in one or more agreements or indentures (in each case with the same or new lenders or institutional investors), including any agreement or indenture extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof

        "FLOW THROUGH ENTITY" means an entity that is treated as a partnership not taxable as a corporation, a grantor trust or a disregarded entity for United States federal income tax purposes or subject to treatment on a comparable basis for purposes of state, local or foreign tax law.

        "FOREIGN SUBSIDIARY" means a Restricted Subsidiary not organized or existing under the laws of the United States of America or any state or territory thereof and any direct or indirect subsidiary of such Restricted Subsidiary.

        "GAAP" means generally accepted accounting principles in the United States in effect on the date of this Indenture.

        "GOVERNMENT SECURITIES" means securities that are:

                (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or

                (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America;

which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

        "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness or other obligations.

        "GUARANTEE" means any guarantee of the obligations of the Issuer under the Indenture and the Notes by a Guarantor in accordance with the provisions of the Indenture. When used as a verb, "Guarantee" shall have a corresponding meaning.

        "GUARANTOR" means any Person that incurs a Guarantee of the Notes; PROVIDED that upon the release and discharge of such Person from its Guarantee in accordance with this Indenture, such Person shall cease to be a Guarantor.

        "HC ACTIVITIES" means such activities to be undertaken by (i) the Purchaser, Midco or LP GmbH as reasonably determined by the Parent Guarantor to be required to enable the Purchaser, Midco or LP GmbH, as the case may be, to obtain and continue holding company status under German tax law and (ii) the Purchaser as reasonably determined by the Parent Guarantor to be required to enable the Purchaser to satisfy the requirements of German tax law regarding the head of a fiscal unity.

        "HC CORPORATION" means, with respect to the Purchaser, a subsidiary thereof acquired through HC Investments.

        "HC INVESTMENTS" means Investments (including through transfer from another Subsidiary) made by (i) the Purchaser, Midco or LP GmbH in acquiring two corporate subsidiaries (or in the case of the Purchaser, a second corporate subsidiary) and (ii) the Purchaser in a "trade business," PROVIDED that such Investments shall be at the minimum amount reasonably determined by the Parent Guarantor to permit (x) the Purchaser, Midco or LP GmbH, as the case may be, to obtain and continue holding company status under German tax law or (y) the Purchaser to satisfy the requirements of German tax law fiscal unity requirements.

        "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under:

                (1) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements; and

                (2) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

        "HOLDER" means the Person in whose name a Note is registered on the Registrar's books.

        "INDEBTEDNESS" means, with respect to any Person:

                (a) any indebtedness (including principal and premium) of such Person, whether or not contingent;

                        (i)     in respect of borrowed money;

                        (ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or, without double counting, reimbursement agreements in respect thereof);

                        (iii) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except (A) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business and (B) reimbursement obligations in respect of trade letters of credit obtained in the ordinary course of business with expiration dates not in excess of 365 days from the date of issuance (x) to the extent undrawn or (y) if drawn, to the extent repaid in full within 20 business days of any such drawing; or

                        (iv)    representing any Hedging Obligations;

        if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

                (b)     Disqualified Stock of such Person,

                (c) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business);

                (d) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person); and

                (e) to the extent not otherwise included, the amount then outstanding (i.e., advanced, and received by, and available for use by, the Issuer or any of its Restricted Subsidiaries) under any Securitization Financing (as set forth in the books and records of the Issuer or any Restricted Subsidiary and confirmed by the agent, trustee or other representative of the institution or group providing such Securitization Financing);

        PROVIDED, HOWEVER, that

                (1) Contingent Obligations incurred in the ordinary course of business and not in respect of borrowed money; and

                (2) Indebtedness of a third party that is not an Affiliate of the Parent Guarantor or any of its Subsidiaries that is attributable to supply or lease arrangements as a result of consolidation under FIN 46R or attributable to "take-or-pay" contracts accounted for in a manner similar to a capital lease under EITF 01-8, in either case so long as
        (i) such supply or lease arrangements or such take-or-pay contracts are entered into in the ordinary course of business, (ii) the Board of Directors of the Parent Guarantor has approved any such supply or lease arrangement or any such take-or-pay contract and (iii) notwithstanding anything to the contrary contained in the definition of EBITDA, the related expense under any such supply or lease arrangement or under any such take-or-pay contract is treated as an operating expense that reduces EBITDA;

        shall be deemed not to constitute Indebtedness.

        "INDENTURE" means this Indenture as amended or supplemented from time to time.

        "INDEPENDENT FINANCIAL ADVISOR" means an accounting, appraisal or investment banking firm or consultant to Persons engaged in a Permitted Business of nationally recognized standing that is, in the good faith judgment of the Issuer, qualified to perform the task for which it has been engaged.

        "INVESTMENT GRADE SECURITIES" means:

                (1) securities issued by the U.S. government or any agency or instrumentality thereof and directly and fully guaranteed or insured by the U.S. Government (other than Cash Equivalents) and in each case with maturities not exceeding two years from the date of acquisition,

                (2) investments in any fund that invests exclusively in investments of the type described in clause (1) which fund may also hold immaterial amounts of cash pending investment and/or distribution, and

                (3) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition.

        "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), advances or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. If the Issuer or any Subsidiary of the Issuer sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of the Issuer such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Issuer, the Issuer will be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in Section 4.04(c). For purposes of the definition of "Unrestricted Subsidiary" and Section 4.04:

                (1) "INVESTMENTS" shall include the portion (proportionate to the Issuer's equity interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Issuer at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Issuer shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to equal to:

                        (a) the Issuer's "Investment" in such Subsidiary at the time of such redesignation, less

                        (b) the portion (proportionate to the Issuer's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation;

                (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Issuer; and

                (3) any transfer of Capital Stock that results in an entity which became a Restricted Subsidiary after the Issue Date and not in connection with the Transactions ceasing to be a Restricted Subsidiary shall be deemed to be an Investment in an amount equal to the fair market value (as determined by the Board of Directors of the Issuer in good faith as of the date of initial acquisition) of the Capital Stock of such entity owned by the Issuer and the Restricted Subsidiaries immediately after such transfer.

        "ISSUE DATE" means the date on which the Notes are first issued.

        "ISSUER" means BCP Caylux Holdings Luxembourg S.C.A. until the Merger, and thereafter US Holdco until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

        "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary), any purchase option, call or similar right of a third party with respect to such securities.

        "LIQUIDATED DAMAGES" means 0.25% per annum amount (which rate shall increase by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, up to a maximum of 1.00% per annum) by which the annual interest rate borne by the Notes shall increase upon the occurrence of certain events as set forth in the Registration Rights Agreement.

        "LP GMbH" means BCP Holdings GmbH, a Wholly Owned Subsidiary of the Issuer organized under the laws of Germany.

        "MANAGEMENT GROUP" means the group consisting of the directors, executive officers and other management personnel of the Issuer and the Parent Guarantor, as the case may be, on the Issue Date together with (1) any new directors whose election by such boards of directors or whose nomination for election by the shareholders of the Issuer or the Parent Guarantor, as the case may be, was approved by a vote of a majority of the directors of the Issuer or the Parent Guarantor, as the case may be, then still in office who were either directors on the Issue Date or whose election or nomination was previously so approved and (2) executive officers and other management personnel of the Issuer or the Parent Guarantor, as the case may be, hired at a time when the directors on the Issue Date together with the directors so approved constituted a majority of the directors of the Issuer or the Parent Guarantor, as the case may be.

        "MANAGER" means BCP Caylux Holdings Ltd. 1, an exempted company organized under the laws of the Cayman Islands, the general partner and manager of BCP Caylux Holdings Luxembourg S.C.A.

        "MERGER" means:

                        (i) the merger of the Issuer with US Holdco, with US Holdco being the surviving entity;

                        (ii) the contribution by the Issuer to US Holdco of all of the Issuer's assets and liabilities; or

                        (iii) the contribution by the Parent Guarantor to US Holdco (in exchange for stock of US Holdco) of all of the Equity Interests of the Issuer;

PROVIDED that, in the case of clauses (ii) or (iii) above, (x) US Holdco expressly assumes all the obligations of the Issuer under the Indenture pursuant to an agreement or other instrument in form and substance reasonably satisfactory to the trustee (and, upon such assumption, the Issuer shall be released from its obligations as the issuer under the Indenture) and (y) the Parent Guarantor, at its discretion, may subsequently cause the liquidation of the Issuer.

        "MIDCO" means BCP Acquisition GmbH & Co. KG, a Wholly Owned Subsidiary of LP GmbH organized under the laws of Germany.

        "MOODY'S" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

        "NET INCOME" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends or accretion of any Preferred Stock.

        "NET PROCEEDS" means the aggregate cash proceeds received by the Issuer or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received in respect of or upon the sale or other disposition of any Designated Non-cash Consideration received in any Asset Sale and any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding the assumption by the acquiring Person of Indebtedness relating to the disposed assets or other consideration received in any other non-cash form), net of the direct costs relating to such Asset Sale and the sale or disposition of such Designated Non-cash Consideration (including, without limitation, legal, accounting and investment banking fees, and brokerage and sales commissions), and any relocation expenses Incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements related thereto), amounts required to be applied to the repayment of principal, premium (if any) and interest on Indebtedness required (other than pursuant to Section 4.06(b)) to be paid as a result of such transaction, and any deduction of appropriate amounts to be provided by the Issuer as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by the Issuer after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

        "NEW US HOLDCO" means a company incorporated under the laws of a state of the United States (A) that either (i) owns all of the Equity Interests of US Holdco or (ii) all of the Equity Interests in which are owned by US Holdco, with US Holdco contributing or otherwise transferring all of its assets to New US Holdco and (B) has been formed to effect an initial public offering.

        "NOTES" has the meaning set forth in the preamble to this Indenture.

        "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit), damages and other liabilities, and guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness.

        "OFFERING MEMORANDUM" means the offering memorandum relating to the offering of the Notes dated June 3, 2004.

        "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary or, in the event the Issuer has no such officers, any Authorized Person, of the Issuer.

        "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Issuer by two Officers of the Issuer, one of whom, if the Issuer has such officers, must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Issuer, that meets the requirements set forth in this Indenture.

        "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Issuer, the Parent Guarantor or the Trustee.

        "PARENT GUARANTOR" means BCP Crystal Holdings Ltd. 2, an exempted company organized under the laws of the Cayman Islands and the direct parent of the Issuer and the Manager.

        "PARI PASSU INDEBTEDNESS" means:

                (1) with respect to the Issuer, the Notes and any Indebtedness which ranks PARI PASSU in right of payment to the Notes; and

                (2) with respect to any Guarantor, its Guarantee and any Indebtedness which ranks PARI PASSU in right of payment to such Guarantor's Guarantee.

        "PERMITTED BUSINESS" means the industrial chemicals business and any services, activities or businesses incidental or directly related or similar thereto, any line of business engaged in by CAG on the Issue Date or any business activity that is a reasonable extension, development or expansion thereof or ancillary thereto.

        "PERMITTED DEBT" has the meaning assigned to it in Section 4.03(b).

        "PERMITTED HOLDERS" means, at any time, each of (i) the Sponsors and their Affiliates (not including, however, any portfolio companies of any of the Sponsors) and (ii) the Management Group, with respect to not more than 10% of the total voting power of the Equity Interests of the Issuer. Any person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture will thereafter, together with its Affiliates, constitute an additional Permitted Holder.

        "PERMITTED INVESTMENT" means:

                (1) any Investment by the Issuer in any Restricted Subsidiary or by a Restricted Subsidiary in another Restricted Subsidiary;

                (2) any Investment in cash and Cash Equivalents or Investment Grade Securities;

                (3) any Investment by the Issuer or any Restricted Subsidiary of the Issuer in a Person that is engaged in a Permitted Business if as a result of such Investment (A) such Person becomes a Restricted Subsidiary or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Issuer or a Restricted Subsidiary;

                (4) any Investment in securities or other assets not constituting cash or Cash Equivalents and received in connection with an Asset Sale made pursuant to Section 4.06 hereof;

                (5) any Investment existing on the Acquisition Closing Date and Investments made pursuant to binding commitments in effect on the Acquisition Closing Date;

                (6) (A) loans and advances to officers, directors and employees, not in excess of $25.0 million in the aggregate outstanding at any one time and (B) loans and advances of payroll payments and expenses to officers, directors and employees in each case incurred in the ordinary course of business;

                (7) any Investment acquired by the Issuer or any Restricted Subsidiary (A) in exchange for any other Investment or accounts receivable held by the Issuer or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (B) as a result of a foreclosure by the Issuer or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

                (8) Hedging Obligations permitted under clause (9) of the definition of "Permitted Debt";

                (9) any Investment by the Issuer or a Restricted Subsidiary in a Permitted Business having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (9) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash and/or marketable securities), not to exceed 3.0% of Total Assets (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided, however, that if any Investment pursuant to this clause (9) is made in any Person that is not a Restricted Subsidiary of the Issuer at the date of the making of such Investment and such Person becomes a Restricted Subsidiary of the Issuer after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (1) above and shall cease to have been made pursuant to this clause (9) for so long as such Person continues to be a Restricted Subsidiary;

                (10) Investments resulting from the receipt of non-cash consideration in an Asset Sale received in compliance with Section 4.06 hereof;

                (11) Investments the payment for which consists of Equity Interests of the Issuer or any of its parent companies (exclusive of Disqualified Stock);

                (12) guarantees (including Guarantees) of Indebtedness permitted under Section 4.03 hereof and performance guarantees consistent with past practice;

                (13) any transaction to the extent it constitutes an Investment that is permitted and made in accordance with the provisions of Section 4.07(b)(ii), (vi), (vii) and (xii) hereof;

                (14) Investments of a Restricted Subsidiary acquired after the Issue Date or of an entity merged into the Issuer or merged into or consolidated with a Restricted Subsidiary in accordance with Article 5 after the Issue Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

                (15) guarantees by the Issuer or any Restricted Subsidiary of operating leases (other than Capitalized Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into by any Restricted Subsidiary in the ordinary course of business;

                (16) Investments consisting of licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons;

                (17) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property, in each case in the ordinary course of business;

                (18) any Investment in a Securitization Subsidiary or any Investment by a Securitization Subsidiary in any other Person in connection with a Qualified Securitization Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Securitization Financing or any related Indebtedness; provided, however, that any Investment in a Securitization Subsidiary is in the form of a Purchase Money Note, contribution of additional Securitization Assets or an equity interest;

                (19) additional Investments in joint ventures of the Issuer or any of its Restricted Subsidiaries existing on the Issue Date in an aggregate amount not to exceed $25.0 million;

                (20)    HC Investments by the Purchaser, Midco and LP GmbH;

                (21) Investments by the Captive Insurance Subsidiaries of a type customarily held in the ordinary course of their business and consistent with past practices and with insurance industry standards; and

                (22) additional Investments by the Issuer or any of its Restricted Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (22), not to exceed 5.0% of Total Assets at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value).

        "PERMITTED JUNIOR SECURITIES" means unsecured debt of the Issuer or any Guarantor or any successor corporation or equity securities of any direct or indirect parent entity or any successor corporation, in each case issued pursuant to a plan of reorganization or readjustment of the Issuer or any Guarantor, as applicable, that are subordinated to the payment of all then outstanding Senior Debt of the Issuer or any Guarantor, as applicable, at least to the same extent that the Notes are subordinated to the payment of all Senior Debt of the Issuer or any Guarantor, as applicable, on the Issue Date, provided that if any Senior Debt of the Issuer or any Guarantor, as applicable, outstanding on the date of consummation of any such plan of reorganization or readjustment is not paid in full in cash on such date, the holders of any such Senior Debt not so paid in full in cash have consented to the terms of such plan of reorganization or readjustment.

        "PERMITTED LIENS" means the following types of Liens:

                (1) deposits of cash or government bonds made in the ordinary course of business to secure surety or appeal bonds to which such Person is a party;

                (2) Liens in favor of issuers of performance, surety bid, indemnity, warranty, release, appeal or similar bonds or with respect to other regulatory requirements or letters of credit or bankers' acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business or consistent with past practice;

                (3) Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, however, that such Liens may not extend to any other property owned by the Issuer or any Restricted Subsidiary;

                (4) Liens on property at the time the Issuer or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Issuer or any Restricted Subsidiary; PROVIDED, HOWEVER, that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; PROVIDED, FURTHER, however, that such Liens may not extend to any other property owned by the Issuer or any Restricted Subsidiary;

                (5) Liens securing Indebtedness or other obligations of a Restricted Subsidiary owing to the Issuer or another Restricted Subsidiary permitted to be incurred pursuant to Section 4.03 hereof;

                (6) Liens securing Hedging Obligations so long as the related Indebtedness is permitted to be incurred under the Indenture and is secured by a Lien on the same property securing such Hedging Obligation;

                (7) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                (8)     Liens in favor of the Issuer or any Restricted
        Subsidiary;

                (9) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancings, refundings, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness secured by any Liens referred to in clauses (3), (4), (24) and (25) of this definition; provided, however, that (A) such new Lien shall be limited to all or part of the same property that secured the original Liens (plus improvements on such property), and (B) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (1) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses
        (3), (4), (24) and (25) at the time the original Lien became a Permitted Lien under the Indenture and (2) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

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                (10)    Liens on Securitization Assets and related assets of the
        type specified in the definition of "Securitization Financing" incurred in connection with any Qualified Securitization Financing;

                (11) Liens for taxes, assessments or other governmental charges or levies not yet delinquent, or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted or for property taxes on property that the Issuer or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property;

                (12) Liens securing judgments for the payment of money in an aggregate amount not in excess of $40.0 million (except to the extent covered by insurance and the Trustee shall be reasonably satisfied with the credit of such insurer), unless such judgments shall remain undischarged for a period of more than 30 consecutive days during which execution shall not be effectively stayed;

                (13) (A) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (B) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Parent Guarantor, the Issuer or any Restricted Subsidiary;

                (14) landlord's, carriers', warehousemen's, mechanics', materialmen's, repairmen's, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Issuer or any Restricted Subsidiary shall have set aside on its books reserves in accordance with GAAP;

                (15) zoning restrictions, easements, trackage rights, leases (other than Capitalized Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Issuer or any Restricted Subsidiary;

                (16) Liens that are contractual rights of set-off (A) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (B) relating to pooled deposit or sweep accounts of the Issuer or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Issuer and the Restricted Subsidiaries or (C) relating to purchase orders and other agreements entered into with customers of the Issuer or any Restricted Subsidiary in the ordinary course of business;

                (17) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights;

                (18) Liens securing obligations in respect of trade-related letters of credit permitted pursuant to Section 4.03 hereof and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

                (19) any interest or title of a lessor under any lease or sublease entered into by the Issuer or any Restricted Subsidiary in the ordinary course of business;

                (20) licenses of intellectual property granted in a manner consistent with past practice;

                (21) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                (22) Liens solely on any cash earnest money deposits made by the Issuer or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

                (23) other Liens securing Indebtedness for borrowed money with respect to property or assets of the Issuer or a Restricted Subsidiary with an aggregate fair market value (valued at the time of creation thereof) of not more than $50.0 million at any time;

                (24) Liens securing Capitalized Lease Obligations permitted to be incurred pursuant to Section 4.03 and Indebtedness permitted to be incurred pursuant to Section 4.03(b)(iv); provided however that such Liens securing Capitalized Lease Obligations or Indebtedness incurred under Section 4.03(b)(iv) hereof may not extend to property owned by the Issuer or any Restricted Subsidiary other than the property being leased or acquired pursuant to Section 4.03(b)(iv) hereof; and

                (25)    Liens existing on the Issue Date.

        "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

        "PREFERRED SHARES" means the 200,000 shares of Series A Cumulative Exchangeable Preferred Shares due 2016, initial liquidation preference $1,000 per share, of Blackstone Crystal Holdings Capital Partners (Cayman) IV Ltd. issued on the Acquisition Closing Date, any other security issued in exchange for such preferred stock in accordance with its terms as in effect on the Acquisition Closing Date and any refinancing thereof to the extent such refinancing involves the same or less annual cash payments and a maturity or mandatory redemption date the same as or later than the Preferred Shares as in effect on the Acquisition Closing Date.

        "PREFERRED STOCK" means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up.

        "PRESUMED TAX RATE" means the highest effective marginal statutory combined U.S. federal, state and local income tax rate prescribed for an individual residing in New York City (taking into account (i) the deductibility of state and local income taxes for U.S. federal income tax purposes, assuming the limitation of Section 68(a)(2) of the Code applies and taking into account any impact of the Code, and (ii) the character (long-term or short-term capital gain, dividend income or other ordinary income) of the applicable income).

        "PURCHASE MONEY NOTE" means a promissory note of a Securitization Subsidiary evidencing a line of credit, which may be irrevocable, from the Parent Guarantor or any Subsidiary of the Parent Guarantor to a Securitization Subsidiary in connection with a Qualified Securitization Financing, which note is intended to finance that portion of the purchase price that is not paid in cash or a contribution of equity and which (a) shall be repaid from cash available to the Securitization Subsidiary, other than (i) amounts required to be established as reserves, (ii) amounts paid to investors in respect of interest, (iii) principal and other amounts owing to such investors and (iv) amounts paid in connection with the purchase of newly generated receivables and
(b) may be subordinated to the payments described in clause (a).

        "PURCHASER" means BCP Crystal Acquisition GmbH & Co. KG, a limited partnership organized under the laws of Germany.

        "PURCHASER LOAN" means the loan made by the Issuer to the Purchaser to finance the Acquisition.

        "QUALIFIED PROCEEDS" means assets that are used or useful in, or Capital Stock of any Person engaged in, a Permitted Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the Board of Directors in good faith, except that in the event the value of any such assets or Capital Stock exceeds $25.0 million or more, the fair market value shall be determined by an Independent Financial Advisor.

        "QUALIFIED SECURITIZATION FINANCING" means any Securitization Financing of a Securitization Subsidiary that meets the following conditions:

                (i) the Board of Directors shall have determined in good faith that such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Issuer and the Securitization Subsidiary;

                (ii) all sales of Securitization Assets and related assets to the Securitization Subsidiary are made at fair market value (as determined in good faith by the Issuer); and

                (iii) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Issuer) and may include Standard Securitization Undertakings.

The grant of a security interest in any Securitization Assets of the Issuer or any of its Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under the Credit Agreement and any Refinancing Indebtedness with respect thereto shall not be deemed a Qualified Securitization Financing.

        "REPRESENTATIVE" means the trustee, agent or representative (if any) for an issue of Senior Debt of the Issuer.

        "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

        "RESTRICTED SUBSIDIARY" means, at any time, any direct or indirect Subsidiary of the Issuer that is not then an Unrestricted Subsidiary; provided, however, that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of Restricted Subsidiary.

        "RESPONSIBLE OFFICER" of any Person means any executive officer or financial officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of the Indenture or, if such Person has no such officers, an Authorized Person.

        "RESTRUCTURING" means (i) the distribution or sale (in return for an unsecured promissory note of CAG reasonably satisfactory to the Joint Lead Arrangers under the Credit Agreement) to CAG of all the capital stock of CAC,
(ii) the sale to the Purchaser by CAG of all such capital stock in return for an unsecured promissory note of the Purchaser (which note shall be reasonably satisfactory to the Joint Lead Arrangers under the Credit Agreement), (iii) the sale by the Purchaser of all or a portion of such capital stock to the Issuer in exchange for the cancellation of a portion of the promissory note owed by the Purchaser to the Issuer, (iv) the distribution of any remaining portion of such capital stock by the Purchaser to Midco, (v) the sale in exchange for the cancellation of a portion of the intercompany debt owed by Midco to the Issuer, or distribution by Midco to the Issuer of all such capital stock of CAC that it has acquired, (vi) the Merger and CAC becoming a subsidiary of US Holdco and
(vii) the consummation of the other events referred to in the definition of "Restructuring" in the Credit Agreement (as in effect upon its initial execution).

        "RESTRUCTURING DATE" means the date after the Domination Agreement has been registered and become effective on which all of the Restructuring has been completed.

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "SEC" means the Securities and Exchange Commission.

        "SECURED INDEBTEDNESS" means any Indebtedness secured by a Lien.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        "SECURITIZATION ASSETS" means any accounts receivable, inventory, royalty or revenue streams from sales of inventory subject to a Qualified Securitization Financing.

        "SECURITIZATION FEES" means reasonable distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Securitization Subsidiary in connection with any Qualified Securitization Financing.

        "SECURITIZATION FINANCING" means any transaction or series of transactions that may be entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets (whether now existing or arising in the future) of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving Securitization Assets and any Hedging Obligations entered into by the Issuer or any such Subsidiary in connection with such Securitization Assets.

        "SECURITIZATION REPURCHASE OBLIGATION" means any obligation of a seller of Securitization Assets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

        "SECURITIZATION SUBSIDIARY" means a Wholly Owned Subsidiary of the Issuer (or another Person formed for the purposes of engaging in a Qualified Securitization Financing in which the Issuer or any Subsidiary of the Issuer makes an Investment and to which the Parent Guarantor or any Subsidiary of the Issuer transfers Securitization Assets and related assets) which engages in no activities other than in connection with the financing of Securitization Assets of the Issuer or its Subsidiaries, all proceeds thereof and all rights (contractual and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Issuer or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any other Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Parent Guarantor or any other Subsidiary of the Issuer in any way other than pursuant to Standard Securitization Undertakings or
(iii) subjects any property or asset of the Issuer or any other Subsidiary of the Issuer, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither the Issuer nor any other Subsidiary of the Issuer has any material contract, agreement, arrangement or understanding other than on terms which the Issuer reasonably believes to be no less favorable to the Issuer or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Parent Guarantor and (c) to which neither the Issuer nor any other Subsidiary of the Issuer has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Issuer or such other Person shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Issuer or such other Person giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

        "SENIOR DEBT" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness and any Securitization Repurchase Obligation of the Issuer (or, if specified, of any Guarantor), whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular obligation, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such obligation shall not be senior in right of payment to the Notes. Without limiting the generality of the foregoing, "Senior Debt" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of (including guarantees of the foregoing obligations):

        (1) all monetary obligations of every nature of the Issuer under, or with respect to, the Credit Agreement and the Floating Rate Term Loan, including, without limitation, obligations to pay principal, premium and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities (and guarantees thereof); and

        (2)     all Hedging Obligations (and guarantees thereof);

in each case whether outstanding on the Issue Date or thereafter incurred.

        Notwithstanding the foregoing, "Senior Debt" shall not include:

                (1) any Indebtedness of the Issuer to the Parent Guarantor or a Subsidiary of the Parent Guarantor (other than any Securitization Repurchase Obligation);

                (2) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of the Issuer or any Subsidiary of the Issuer (including, without limitation, amounts owed for compensation) other than the guarantee of the Parent Guarantor of Indebtedness under the Credit Agreement;

                (3) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services (including guarantees thereof or instruments evidencing such liabilities);

                (4)     Indebtedness represented by Capital Stock;

                (5) any liability for federal, state, local or other taxes owed or owing by the Issuer;

                (6) that portion of any Indebtedness incurred in violation of Section 4.03 hereof;

                (7) Indebtedness which, when incurred and without respect to any election under Section 1111 (b) of Title 11, United States Code, is without recourse to the Issuer; and

                (8) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Issuer.

        "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement among the Sponsors and/or their Affiliates and any of the Restricted Subsidiaries and the shareholders party thereto.

        "SIGNIFICANT SUBSIDIARY" means any Restricted Subsidiary that would be a "Significant Subsidiary" as defined in Article 1, Rule 1-02 under Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

        "SPONSORS" means Blackstone Management Associates (Cayman) IV L.P. and its Affiliates.

        "SQUEEZE-OUT" means the procedures set out in sections 327a ET SEQ. of the German Stock Corporation Act (AKTIENGESETZ) in respect of the acquisition of shares in CAG by the Purchaser.

        "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities entered into by the Purchaser or any Subsidiary of the Purchaser which the Purchaser has determined in good faith to be customary in a Securitization Financing, including, without limitation, those relating to the servicing of the assets of a Securitization Subsidiary, it being understood that any Securitization Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking.

        "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the day on which the payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

        "SUBORDINATED INDEBTEDNESS" means (a) with respect to the Issuer, any Indebtedness of the Issuer that is by its terms subordinated in right of payment to the Notes and (b) with respect to any Guarantor of the Notes, any Indebtedness of such Guarantor that is by its terms subordinated in right of payment to its Guarantee of the Notes.

        "SUBORDINATED NOTE PAYMENTS" means payments by the Issuer of principal, interest, premium, Liquidated Damages, if any, and any other amounts on the Notes pursuant to the terms of this Indenture and the Notes.

        "SUBSIDIARY" means, with respect to any specified Person:

                (1) any corporation, association or other business entity, of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

                (2) any partnership, joint venture, limited liability company or similar entity of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (y) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity;

PROVIDED, that Estech GmbH & Co. KG and Estech Managing GmbH shall not constitute Subsidiaries of the Issuer.

        "TAX DISTRIBUTIONS" means any distributions described in Section 4.04(b)(ix).

        "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa 77bbbb) as in effect on the Issue Date.

        "TOTAL ASSETS" means the total consolidated assets of the Issuer and its Restricted Subsidiaries, as shown on the most recent balance sheet of the Issuer.

        "TRANSACTIONS" means the transactions contemplated by (i) the acquisition of CAG, (ii) the Credit Agreement and the Floating Rate Term Loan and (iii) the offering of the Notes.

        "TREASURY RATE" means (i) with respect to the Dollar Notes, as of the applicable redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to such redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such redemption date to June 15, 2009; PROVIDED, HOWEVER, that if the period from such redemption date to June 15, 2009 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used and (ii) with respect to the Euro Notes, as of the applicable redemption date, the yield to maturity at the time of computation of direct obligations of the Federal Republic of Germany with a constant maturity most nearly equal to the period from the applicable redemption date of such Euro Notes to June 15, 2009; PROVIDED, HOWEVER, that if the period from such redemption date to June 15, 2009 is not equal to the constant maturity of a direct obligation of the Federal Republic of Germany for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of direct obligations of the Federal Republic of Germany for which such yields are given except that if the period from the redemption date to June 15, 2009 is less than one year, the weekly average yield on actually traded direct obligations of the Federal Republic of Germany adjusted to a constant maturity of one year will be used.

        "TRUST OFFICER" means:

                (1) any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject, and

                (2) who shall have direct responsibility for the administration of this Indenture.

        "TRUSTEE" means, initially, The Bank of New York, a New York banking corporation, in its capacity as Trustee hereunder, and its successors in such capacity.

        "UNIFORM COMMERCIAL CODE" means the New York Uniform Commercial Code as in effect from time to time.

        "UNRESTRICTED SUBSIDIARY" means:

                (i) any Subsidiary of the Issuer that at the time of determination is an Unrestricted Subsidiary (as designated by the Board of Directors of the Issuer, as provided below); and

                (ii)    any Subsidiary of an Unrestricted Subsidiary.

The Board of Directors of the Issuer may designate any Subsidiary of the Issuer (including any existing Subsidiary and any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Issuer or any Subsidiary of the Issuer (other than any Subsidiary of the Subsidiary to be so designated), provided that (a) any Unrestricted Subsidiary must be an entity of which shares of the Capital Stock or other equity interests (including partnership interests) entitled to cast at least a majority of the votes that may be cast by all shares or equity interests having ordinary voting power for the election of directors or other governing body are owned, directly or indirectly, by the Issuer, (b) such designation complies with Section 4.04 hereof and (c) each of (x) the Subsidiary to be so designated and (y) its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of the Issuer or any Restricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing and either (A) the Fixed Charge Coverage Ratio would be at least 2.00 to 1.00 or (B) the Fixed Charge Coverage Ratio would be greater than immediately prior to such designation, in each case on a pro forma basis taking into account such designation. Any such designation by the Board of Directors shall be notified by the Issuer to the Trustee by promptly filing with the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

        "US HOLDCO" means BCP Crystal US Holdings Corp., organized under the laws of Delaware, prior to the Restructuring Date a Wholly Owned Subsidiary of the Issuer.

        "U.S. DOLLAR EQUIVALENT" means, with respect to any monetary amount in a currency other than U.S. Dollars, at any time for the determination thereof, the amount of U.S. Dollars obtained by converting such foreign currency involved in such computation into U.S. Dollars at the spot rate for the purchase of U.S. Dollars with the applicable foreign currency as quoted by Reuters at approximately 10:00 A.M. (New York City time) on such date of determination (or if no such quote is available on such date, on the immediately preceding Business Day for which such a quote is available).

        "U.S. GOVERNMENT OBLIGATIONS" means securities that are:

                (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged, or

                (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in each case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depository receipt.

        "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

        "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

                (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

                (2) the then outstanding principal amount of such Indebtedness.

        "WHOLLY OWNED RESTRICTED SUBSIDIARY" is any Wholly Owned Subsidiary that is a Restricted Subsidiary.

        "WHOLLY OWNED SUBSIDIARY" of any Person means a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares or nominee or other similar shares required pursuant to applicable law) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person; provided that so long as the Issuer owns, directly or indirectly, at least 75% of the issued and outstanding Equity Interests of CAG, CAG and its Wholly Owned Subsidiaries shall be deemed to constitute Wholly Owned Subsidiaries.

        Section 1.02. OTHER DEFINITIONS.

                                                                                     Defined in
Term                                                                                  Section
----                                                                                ------------
"AFFILIATE TRANSACTION".........................................................    4.07
"APPENDIX"......................................................................    Preamble
"ASSET SALE OFFER"..............................................................    4.06(b)
"BANKRUPTCY LAW"................................................................    6.01
"BASE CURRENCY".................................................................    13.17
"PAYMENT BLOCKAGE NOTICE".......................................................    10.03
"CHANGE OF CONTROL PAYMENT".....................................................    4.08(a)
"CHANGE OF CONTROL OFFER".......................................................    4.08(b)
"CLEARSTREAM"...................................................................    Appendix A
"COMMON DEPOSITORY".............................................................    Appendix A
"CUSTODIAN".....................................................................    6.01
"DEFINITIVE NOTES"..............................................................    Appendix A
"DEPOSITORY"....................................................................    Appendix A
"DOLLAR PAYING AGENT"...........................................................    2.04
"EUROCLEAR".....................................................................    Appendix A
"EURO PAYING AGENT".............................................................    2.04
"EVENT OF DEFAULT"..............................................................    6.01

                                                                                     Defined in
Term                                                                                  Section
----                                                                                ------------
"EXCESS PROCEEDS"...............................................................    4.06(b)
"EXCHANGE DOLLAR NOTES".........................................................    Preamble
"EXCHANGE NOTES"................................................................    Preamble
"EXCHANGE OFFER REGISTRATION STATEMENT".........................................    Appendix A
"GLOBAL SECURITIES LEGEND"......................................................    Appendix A
"GUARANTEE BLOCKAGE NOTICE".....................................................    12.03
"GUARANTEE PAYMENT BLOCKAGE PERIOD".............................................    12.03
"GUARANTEED OBLIGATIONS"........................................................    11.01(d)
"IAI"...........................................................................    Appendix A
"INCORPORATED PROVISION"........................................................    13.01
"INITIAL EURO NOTES"............................................................    Preamble
"INITIAL PURCHASERS"............................................................    Appendix A
"INITIAL NOTES".................................................................    Preamble
"JUDGMENT CURRENCY".............................................................    13.17
"LUXEMBOURG PAYING AGENT".......................................................    2.04
"OFFER PERIOD"..................................................................    4.06(d)
"ORIGINAL DOLLAR NOTES" ........................................................    Preamble
"ORIGINAL EURO NOTES" ..........................................................    Preamble
"ORIGINAL NOTES"................................................................    Preamble
"PAYING AGENT"..................................................................    2.04
"PAYMENT BLOCKAGE PERIOD".......................................................    10.03
"PROTECTED PURCHASER"...........................................................    2.08
"PURCHASE AGREEMENT"............................................................    Appendix A
"QIB"...........................................................................    Appendix A
"REFINANCING INDEBTEDNESS"......................................................    4.03(b)
"REFUNDING CAPITAL STOCK"                                                           4.04(b)
"REGISTRATION RIGHTS AGREEMENT".................................................    Appendix A
"REGISTERED EXCHANGE OFFER".....................................................    Appendix A
"REGISTRAR".....................................................................    2.04
"REGULATION S"..................................................................    Appendix A
"REGULATION S SECURITIES".......................................................    Appendix A
"RESTRICTED PAYMENT"............................................................    4.04(a)
"RESTRICTED PERIOD".............................................................    Appendix A
"RESTRICTED SECURITIES LEGEND"..................................................    Appendix A
"RETIRED CAPITAL STOCK".........................................................    4.04(b)
"RULE 501"......................................................................    Appendix A
"RULE 144A".....................................................................    Appendix A
"RULE 144A NOTES"...............................................................    Appendix A
"SECURITIES CUSTODIAN"..........................................................    Appendix A
"SHELF REGISTRATION STATEMENT"..................................................    Appendix A
"SUCCESSOR COMPANY".............................................................    5.01(a)
"SUCCESSOR GUARANTOR"...........................................................    5.02

                                                                                     Defined in
Term                                                                                  Section
----                                                                                ------------
"TRANSFER RESTRICTED NOTES".....................................................    Appendix A
"UNRESTRICTED DEFINITIVE NOTE"..................................................    Appendix A

        Section 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. This Indenture incorporates by reference certain provisions of the TIA. The following TIA terms have the following meanings:

        "COMMISSION" means the SEC.

        "INDENTURE SECURITIES" means the Notes and the Guarantees.

        "OBLIGOR" on the indenture securities means the Issuer, the Guarantors and any other obligor on the Notes.

        All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

        Section 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

        (a)     a term has the meaning assigned to it;

        (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

        (c)     "OR" is not exclusive;

        (d)     "INCLUDING" means including without limitation;

        (e) words in the singular include the plural and words in the plural include the singular;

        (f) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

        (g) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

        (h) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater;

        (i) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP;

        (j) "$" and "U.S. DOLLARS" each refer to United States dollars, or such other money of the United States of America that at the time of payment is legal tender for payment of public and private debts;

        (k) "EURO " and "EUROS" each refer to the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Communities; and

        (l) whenever in this Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any Notes, such mention shall be deemed to include mention of the payment of Liquidated Damages, to the extent that, in such context, Liquidated Damages are, were, or would be payable in respect thereof.

                                    ARTICLE 2
                                    THE NOTES

        Section 2.01. AMOUNT OF NOTES; ISSUABLE IN SERIES. The aggregate principal amount of Original Notes which may be authenticated and delivered under this Indenture on the Issue Date is $1,000,000,000 aggregate principal amount of Dollar Notes and EURO 200,000,000 aggregate principal amount of Euro Notes. The Notes may be issued in one or more series. All Notes of any one series shall be substantially identical except as to denomination.

        The Issuer may from time to time after the Issue Date issue Additional Notes under this Indenture in an unlimited principal amount, so long as (i) the Incurrence of the Indebtedness represented by such Additional Notes is at such time permitted by Section 4.03 and (ii) such Additional Notes are issued in compliance with the other applicable provisions of this Indenture. With respect to any Additional Notes issued after the Issue Date (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.07, 2.08, 2.09, 2.10, 3.03(c), 4.06(g), 4.08(c) or the Appendix), there shall be (a) established in or pursuant to a resolution of the Board of Directors and (b) (i) set forth or determined in the manner provided in an Officers' Certificate or (ii) established in one or more indentures supplemental hereto, prior to the issuance of such Additional Notes:

                (1) whether such Additional Notes shall be issued as part of a new or existing series of Notes and the title of such Additional Notes (which shall distinguish the Additional Notes of the series from Notes of any other series);

                (2) the aggregate principal amount of such Additional Dollar Notes and/or Additional Euro Notes which may be authenticated and delivered under this Indenture,

                (3) the issue price and issuance date of such Additional Dollar Notes and/or Additional Euro Notes, including the date from which interest on such Additional Dollar Notes and/or Additional Euro Notes shall accrue;

                (4) if applicable, that such Additional Notes shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the respective depositaries for such Global Notes, the form of any legend or legends which shall be borne by such Global Notes in addition to or in lieu of those set forth in Exhibit A or B hereto and any circumstances in addition to or in lieu of those set forth in Section 2.2 of the Appendix in which any such Global Notes may be exchanged in whole or in part for Additional Notes registered, or any transfer of such Global Notes in whole or in part may be registered, in the name or names of Persons other than the depositary for such Global Notes or a nominee thereof; and

                (5) if applicable, that such Additional Notes that are not Transfer Restricted Notes shall not be issued in the form of Initial Notes as set forth in Exhibit A or B, but shall be issued in the form of Exchange Notes as set forth in Exhibit C or D.

        If any of the terms of any Additional Notes are established by action taken pursuant to a resolution of the Board of Directors, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or the indenture supplemental hereto setting forth the terms of the Additional Notes.

        Section 2.02. FORM AND DATING. Provisions relating to the Initial Notes and the Exchange Notes are set forth in the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Initial Dollar Notes and the Trustee's certificate of authentication and (ii) any Additional Dollar Notes (if issued as Transfer Restricted Notes) and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Initial

Euro Notes and the Trustee's certificate of authentication and (ii) any Additional Euro Notes (if issued as Transfer Restricted Notes) and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Exchange Dollar Notes and the Trustee's certificate of authentication and (ii) any Additional Dollar Notes issued other than as Transfer Restricted Notes and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit C hereto, which is hereby incorporated in and expressly made a part of this Indenture. The (i) Exchange Euro Notes and the Trustee's certificate of authentication and (ii) any Additional Euro Notes issued other than as Transfer Restricted Notes and the Trustee's certificate of authentication shall each be substantially in the form of Exhibit D hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuer or any Guarantor is subject, if any, or usage (PROVIDED that any such notation, legend or endorsement is in a form acceptable to the Issuer). Each Note shall be dated the date of its authentication. The Notes shall be issuable only in registered form without interest coupons and only in denominations of $5,000 and integral multiples of $1,000 in excess thereof in the case of Dollar Notes and EURO 50,000 and integral multiples of EURO 1,000 in excess thereof in the case of Euro Notes.

        Section 2.03. EXECUTION AND AUTHENTICATION. The Trustee shall authenticate and make available for delivery upon a written order of the Issuer signed by one Officer (a) (i) Original Dollar Notes for original issue on the date hereof in an aggregate principal amount of $1,000,000,000 and (ii) Original Euro Notes for original issue on the date hereof in an aggregate principal amount of EURO 200,000,000, (b) subject to the terms of this Indenture, Additional Notes in an aggregate principal amount to be determined at the time of issuance and specified therein and (c) the Exchange Notes for issue in a Registered Exchange Offer pursuant to the Registration Rights Agreement for a like principal amount of Initial Notes exchanged pursuant thereto or otherwise pursuant to an effective registration statement under the Securities Act. Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Initial Notes or Exchange Notes. Notwithstanding anything to the contrary in the Indenture or the Appendix, any issuance of Additional Notes after the Issue Date shall be in a principal amount of at least $5,000 and integral multiples of $1,000 in excess thereof in the case of Dollar Notes and EURO 50,000 and integral multiples of EURO 1,000 in excess thereof in the case of Euro Notes, whether such Additional Notes are of the same or a different series than the Original Notes.

        One Officer shall sign the Notes for the Issuer by manual or facsimile signature.

        If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

        A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

        The Trustee may appoint one or more authenticating agents reasonably acceptable to the Issuer to authenticate the Notes. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Issuer. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

        The Trustee is hereby authorized to enter into a letter of representations with the Depository in the form provided by the Issuer and to act in accordance with such letter.

        Section 2.04. REGISTRAR AND PAYING AGENT. (a) The Issuer shall maintain
(i) an office or agency where Notes may be presented for registration of transfer or for exchange (the "REGISTRAR"), (ii) an office or agency in the Borough of Manhattan, the City of New York, the State of New York where Dollar Notes may be presented for payment (the "DOLLAR PAYING AGENT"), (iii) an office or agency in the Borough of Manhattan, The City of New York, the State of New York and London, England where Euro Notes may be presented for payment (the "EURO PAYING AGENT") and (iv) so long as the Euro Notes are listed on the Luxembourg Stock Exchange and if required by the rules of the Luxembourg Stock Exchange, an office or agency in Luxembourg where Euro Notes may be presented for payment (the "LUXEMBOURG PAYING AGENt"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuer may have one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrars. The Issuer shall maintain a co-registrar in London, England and, so long as the Euro Notes are listed on the Luxembourg Stock Exchange and if required by the rules of the Luxembourg Stock Exchange, in Luxembourg where Euro Notes may be presented for registration of transfer or for exchange. The term "Paying Agent" includes the Dollar Paying Agent, the Euro Paying Agent, the Luxembourg Paying Agent (if any) and any additional paying agents. The Issuer initially appoints the Trustee as (i) Registrar, Dollar Paying Agent and Euro Paying Agent in connection with the Notes and (ii) the Securities Custodian with respect to the Global Notes.

        (b) The Issuer shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the TIA; PROVIDED that any such agency agreement with the Luxembourg Paying Agent need not incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of any such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Issuer or any of its domestically organized Wholly Owned Subsidiaries may act as Paying Agent or Registrar.

        (c) The Issuer may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; PROVIDED, HOWEVER, that no such removal shall become effective until (i) if applicable, acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Issuer and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (i) above. The Registrar or Paying Agent may resign at any time upon written notice to the Issuer and the Trustee; PROVIDED, HOWEVER, that the Trustee may resign as Paying Agent or Registrar only if the Trustee also resigns as Trustee in accordance with Section 7.08.

        Section 2.05. PAYING AGENT TO HOLD MONEY IN TRUST. Prior to each due date of the principal of and interest on any Note, the Issuer shall deposit with each Paying Agent (or if the Issuer or a Wholly Owned Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest when so becoming due. The Issuer shall require each Paying Agent (other than the Trustee) to agree in writing that a Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by a Paying Agent for the payment of principal of and interest on the Notes, and shall notify the Trustee of any default by the Issuer in making any such payment. If the Issuer or a Wholly Owned Subsidiary of the Issuer acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it in trust for the benefit of the Persons entitled thereto. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section, a Paying Agent shall have no further liability for the money delivered to the Trustee.

        Section 2.06. HOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuer shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

        Section 2.07. TRANSFER AND EXCHANGE. The Notes shall be issued in registered form and shall be transferable only upon the surrender of a Note for registration of transfer and in compliance with the Appendix. When a Note is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements therefor are met. When Notes are presented to the Registrar with a request to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Notes at the Registrar's request. The Issuer may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Issuer shall not be required to make, and the Registrar need not register, transfers or exchanges of Notes selected for redemption (except, in the case of Notes to be redeemed in part, the portion thereof not to be redeemed) or of any Notes for a period of 15 days before a selection of Notes to be redeemed.

        Prior to the due presentation for registration of transfer of any Notes, the Issuer, the Guarantors, the Trustee, each Paying Agent and the Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, any Guarantor, the Trustee, a Paying Agent or the Registrar shall be affected by notice to the contrary.

        Any Holder of a beneficial interest in a Global Note shall, by acceptance of such beneficial interest, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by (a) the Holder of such Global Note (or its agent) or (b) any Holder of a beneficial interest in such Global Note, and that ownership of a beneficial interest in such Global Note shall be required to be reflected in a book entry.

        All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

        Section 2.08. REPLACEMENT NOTES. If a mutilated Note is surrendered to the Registrar or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Issuer shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Holder (a) satisfies the Issuer or the Trustee within a reasonable time after such Holder has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Issuer or the Trustee prior to the Note being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (c) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Trustee to protect the Issuer, the Trustee, a Paying Agent and the Registrar from any loss that any of them may suffer if a Note is replaced. The Issuer and the Trustee may charge the Holder for their expenses in replacing a Note (including without limitation, attorneys' fees and disbursements in replacing such Note). In the event any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Issuer in its discretion may pay such Note instead of issuing a new Note in replacement thereof.

        Every replacement Note is an additional obligation of the Issuer.

        The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Notes.

        Section 2.09. OUTSTANDING NOTES. (a) Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for

                (1) Notes cancelled by the Trustee or delivered to it for cancellation;

                (2)     any Note which has been replaced pursuant to Section
        2.08 unless and until the Trustee and the Issuer receive proof satisfactory to them that the replaced Note is held by a protected purchaser; and

                (3) on or after the maturity date or any redemption date or date for purchase of the Notes pursuant to an Offer to Purchase, those Notes payable or to be redeemed or purchased on that date for which the Trustee (or Paying Agent, other than the Issuer or an Affiliate of the Issuer) holds money sufficient to pay all amounts then due.

        (b) A Note does not cease to be outstanding because the Issuer or one of its Affiliates holds the Note, PROVIDED that in determining whether the Holders of the requisite principal amount of the outstanding Notes have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Notes owned by the Issuer or any Affiliate of the Issuer will be disregarded and deemed not to be outstanding, (it being understood that in determining whether the Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which the Trustee knows to be so owned will be so disregarded).

        (c) If a Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date, money sufficient to pay all principal and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, and no Paying Agent is prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) will cease to be outstanding and interest on them ceases to accrue.

        Section 2.10. TEMPORARY NOTES. In the event that Definitive Notes are to be issued under the terms of this Indenture, until such Definitive Notes are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Issuer considers appropriate for temporary Notes. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate Definitive Notes and make them available for delivery in exchange for temporary Notes upon surrender of such temporary Notes at the office or agency of the Issuer, without charge to the Holder. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as Definitive Notes.

        Section 2.11. CANCELLATION. The Issuer at any time may deliver Notes to the Trustee for cancellation. The Registrar and each Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of canceled Notes in accordance with its customary procedures or deliver canceled Notes to the Issuer pursuant to written direction by an Officer. The Issuer may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation. The Trustee shall not authenticate Notes in place of canceled Notes other than pursuant to the terms of this Indenture.

        Section 2.12. DEFAULTED INTEREST. If the Issuer defaults in a payment of interest on the Dollar Notes or the Euro Notes, the Issuer shall pay the defaulted interest then borne by the Dollar Notes or the Euro Notes, as the case may be (plus interest on such defaulted interest to the extent lawful), in any lawful manner. The Issuer may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each affected Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

        Section 2.13. CUSIP NUMBERS, ISINS, ETC. The Issuer in issuing the Notes may use CUSIP numbers, ISINs and "Common Code" numbers (if then generally in use) and, if so, the Trustee shall use CUSIP numbers, ISINs and "Common

Code" numbers in notices of redemption as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers, either as printed on the Notes or as contained in any notice of a redemption that reliance may be placed only on the other identification numbers printed on the Notes and that any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall advise the Trustee of any change in the CUSIP numbers, ISINs and "Common Code" numbers.

        Section 2.14. CALCULATION OF PRINCIPAL AMOUNT OF NOTES. The aggregate principal amount of the Notes, at any date of determination, shall be the sum of
(1) the principal amount of the Dollar Notes at such date of determination plus
(2) the U.S. Dollar Equivalent, at such date of determination, of the principal amount of the Euro Notes at such date of determination. With respect to any matter requiring consent, waiver, approval or other action of the Holders of a specified percentage of the principal amount of all the Notes (and not solely the Dollar Notes or the Euro Notes as provided for in the proviso to the first sentence of Section 9.02), such percentage shall be calculated, on the relevant date of determination, by dividing (a) the principal amount, as of such date of determination, of Notes, the Holders of which have so consented by (b) the aggregate principal amount, as of such date of determination, of the Notes then outstanding, in each case, as determined in accordance with the preceding sentence, Section 2.09 and Section 13.06 of this Indenture. Any such calculation made pursuant to this Section 2.14 shall be made by the Issuer and delivered to the Trustee pursuant to an Officers' Certificate.

                                    ARTICLE 3
                                   REDEMPTION

        Section 3.01. OPTIONAL REDEMPTION. (a) At any time and from time to time prior to June 15, 2009 the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Liquidated Damages, if any, to, the applicable redemption date (subject to the right of Holders to receive interest due on the relevant interest payment date).

        (b) At any time and from time to time on or after June 15, 2009 the Issuer may redeem the Notes, in whole or in part, at the applicable redemption price (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes to be redeemed to the applicable redemption date:

                DOLLAR NOTES

                     12-MONTH PERIOD
                       COMMENCING
                       JUNE 15 IN
                          YEAR                                  PERCENTAGE
                          ----                                  ----------
                        2009........................            104.813%
                        2010........................            103.208%
                        2011........................            101.604%
                        2012  and thereafter........            100.000%

                EURO NOTES

                     12-MONTH PERIOD
                       COMMENCING
                       JUNE 15 IN
                          YEAR                                  PERCENTAGE
                          ----                                  ----------
                        2009     ........................       105.188%
                        2010     ........................       103.458%
                        2011     ........................       101.729%
                        2012     and thereafter........         100.000%

        Section 3.02. REDEMPTION WITH PROCEEDS OF EQUITY OFFERINGS. At any time and from time to time on or prior to June 15, 2007, the Issuer may redeem (x) up to 35% of the aggregate principal amount of the Dollar Notes issued under this Indenture at a redemption price of 109.625% of the principal amount of the Dollar Notes and (y) up to 35% of the aggregate principal amount of the Euro Notes issued under the Indenture at a redemption price of 110.375% of the principal amount of Euro Notes, in each case with the net cash proceeds received by the Issuer of any Equity Offerings and, in each case, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, PROVIDED that:

                (i) at least 65% of the aggregate principal amount of the Dollar Notes issued under the Indenture and 65% of the aggregate principal amount of Euro Notes issued under the Indenture remain outstanding immediately after the occurrence of such redemption (excluding Notes held by the Issuer and its Subsidiaries); and

                (ii) the redemption occurs within 90 days of the date of closing of such Equity Offering.

        Section 3.03. METHOD AND EFFECT OF REDEMPTION. (a) If the Issuer elects to redeem Notes, it must notify the Trustee of the redemption date, the principal amount of Dollar Notes and/or Euro Notes to be redeemed and the redemption price by delivering an Officers' Certificate and an Opinion of Counsel, to the effect that such redemption shall comply with the conditions set forth in this Article 3, 40 to 60 days before the redemption date (unless a shorter period is satisfactory to the Trustee). The Trustee shall select the Notes to be redeemed in compliance with the principal national securities exchange, if any, on which the

Notes are listed, or if such Notes are not so listed, on a pro rata basis, by lot or by any other method the Trustee in its sole discretion deems fair and appropriate, in denominations, in the case of the Dollar Notes, of $5,000 principal amounts or an integral multiple of $1,000 in excess thereof or, in the case of the Euro Notes, of EURO 50,000 principal amounts or an integral multiple of EURO 1,000 in excess thereof. The Trustee shall notify the Issuer promptly of the Notes or portions of Notes to be called for redemption. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

        (b) Notice of redemption must be sent by the Issuer or at the Issuer's request, by the Trustee in the name and at the expense of the Issuer, to Holders whose Notes are to be redeemed at least 30 but not more than 60 days before the redemption date, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Section 8.01 or Section 8.02 of this Indenture. The notice of redemption will identify the Notes to be redeemed and will include or state the following:

                (i)     the redemption date;

                (ii) the redemption price including the portion thereof representing any accrued interest or Liquidated Damages, if any;

                (iii) the names and addresses of the Paying Agents where Notes are to be surrendered;

                (iv) notes called for redemption must be surrendered to a Paying Agent in order to collect the redemption price and any accrued interest or Liquidated Damages;

                (v) on the redemption date the redemption price will become due and payable on Notes called for redemption and interest on Notes called for redemption will cease to accrue on and after the redemption date;

                (vi) if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed, the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

                (vii) if any Note is to be redeemed in part only, the portion of the principal amount of that Note that is to be redeemed;

                (viii) if any Note is to be redeemed in part, on and after the redemption date, upon surrender of such Note, new Notes equal in principal amount to the unredeemed part will be issued;

                (ix) the CUSIP number, ISIN and/or "Common Code" number, if any, printed on the Notes being redeemed; and

                (x) that no representation is made as to the correctness or accuracy of the CUSIP number or CINS number, or "common number" listed in such notice or printed on the Notes and that the Holder should rely only on the other identification numbers printed on the Notes.

        (c) Once notice of redemption pursuant to this Section 3.03 is mailed to the Holders, Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to any Paying Agent, the Issuer shall redeem such Notes at the redemption price. Commencing on the redemption date, Notes redeemed will cease to accrue interest; provided, however, that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued interest and Liquidated Damages, if any, shall be payable to the Holder of the redeemed Notes registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder. Upon surrender of any Note redeemed in part, the holder will receive a new note equal in principal amount to the unredeemed portion of the surrendered Note.

        Section 3.04. DEPOSIT OF REDEMPTION PRICE. (a) With respect to any Dollar Notes, prior to 10:00 a.m., New York City time, on the redemption date, the Issuer shall deposit with the Dollar Paying Agent (or, if the Issuer or a Wholly Owned Subsidiary is a Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Dollar Notes or portions thereof to be redeemed on that date other than Dollar Notes or portions of Dollar Notes called for redemption that have been delivered by the Issuer to the Trustee for cancellation. On and after the redemption date, interest shall cease to accrue on Dollar Notes or portions thereof called for redemption so long as the Issuer has deposited with the Dollar Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest on, the Dollar Notes to be redeemed, unless a Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture.

        (b) With respect to the Euro Notes, prior to 10:00 a.m., London time, on the redemption date, the Issuer shall deposit with the Euro Paying Agent (or, if the Issuer or a Wholly Owned Subsidiary is a Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Euro Notes or portions thereof to be redeemed on that date other than Euro Notes or portions of Euro Notes called for redemption that have been delivered by the Issuer to the Trustee for cancellation. On and after the redemption date, interest shall cease to accrue on Euro Notes or portions thereof called for redemption so long as the Issuer has deposited with the Euro Paying Agent funds sufficient to pay the principal of, plus accrued and unpaid interest on, the Euro Notes to be redeemed, unless the Euro Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture.

                                    ARTICLE 4
                                    COVENANTS

        Section 4.01. PAYMENT OF NOTES. (a) The Issuer agrees to pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Indenture. Not later than 9:00 A.M. (New York City time) on the due date of any principal of or interest on any Notes, or any redemption or purchase price of the Notes, the Issuer will deposit with the Trustee (or Paying Agent) money in immediately available funds sufficient to pay such amounts, PROVIDED that if the Issuer is acting as Paying Agent, it will, on or before each due date, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such amounts until paid to such Holders or otherwise disposed of as provided in the Indenture. In each case the Issuer will promptly notify the Trustee of its compliance with this paragraph.

        (b) An installment of principal or interest will be considered paid on the date due if the Trustee (or Paying Agent, other than the Issuer) holds on that date money designated for and sufficient to pay the installment. If the Issuer acts as Paying Agent, an installment of principal or interest will be considered paid on the due date only if paid to the Holders.

        The Issuer shall pay interest on overdue principal at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest at the same rate borne by the Notes to the extent lawful.

        Section 4.02. REPORTS AND OTHER INFORMATION. Notwithstanding that the Issuer may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the SEC, the Issuer shall (x) file with the SEC and
(y) provide the Trustee and Holders with copies thereof, without cost to each Holder, the following information:

        (a) within 90 days after the end of each fiscal year (or such shorter period as may be required by the SEC), annual reports on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form), and

        (b) within 45 days (75 days in the case of the fiscal quarter ending June 30, 2004) after the end of each of the first three fiscal quarters of each fiscal year (or such shorter period as may be required by the SEC) commencing with the fiscal quarter ending June 30, 2004, reports on Form 10-Q (or any successor or comparable form);

PROVIDED, HOWEVER, that the Issuer shall not be so obligated to file such reports with the SEC if the SEC does not permit such filing, in which event the Issuer shall make available such information to prospective purchasers of Notes, in addition to providing such information to the Trustee and the Holders, in each case within 15 days after the time the Issuer would be required to file such information with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act.

        So long as:

                (i) the Parent Guarantor is a Guarantor (there being no obligation of the Parent Guarantor to do so), holds no material assets other than cash, Cash Equivalents and the Capital Stock of the Issuer (and performs the related incidental activities associated with such ownership),

                (ii) the Parent Guarantor complies with the requirements of Rule 3-10 of Regulation S-X promulgated by the Commission (or any successor provision), and

                (iii) the rules and regulations of the SEC permit the Issuer and the Parent Guarantor to report at the Parent Guarantor's level on a consolidated basis,

the reports, information and other documents required to be filed and furnished to Holders of the Notes pursuant to this Section 4.02 may, at the option of the Issuer, be filed by and be those of the Parent Guarantor rather than the Issuer.

        The Issuer shall also furnish to Holders, securities analysts and prospective investors upon request the information required to be delivered pursuant to Rule 144 and Rule 144A(d)(4) under the Securities Act (it being acknowledged and agreed that, prior to the first date on which information is required to be provided under this Section 4.02, the information contained in the Offering Memorandum is sufficient for this purpose).

        Notwithstanding the foregoing, the requirements described in this
Section 4.02 shall be deemed satisfied prior to the commencement of the Registered Exchange Offer pursuant to the Registration Rights Agreement or the effectiveness of the Shelf Registration Statement contemplated thereby by the filing with the SEC of the Exchange Offer Registration Statement and/or Shelf

Registration Statement, and any amendments thereto, with such financial information that satisfies Regulation S-X of the Securities Act.

        Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively (subject to Article 7 hereof) on Officers' Certificates).

        Section 4.03. LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, "INCUR"), with respect to any Indebtedness (including Acquired Debt), and the Issuer will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; PROVIDED, HOWEVER, that the Issuer and any Restricted Subsidiary may incur Indebtedness (including Acquired Debt) and any Restricted Subsidiary may issue Preferred Stock if the Fixed Charge Coverage Ratio for the Issuer's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Preferred Stock is issued would have been at least 2.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Preferred Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of such four-quarter period.

        (b) The limitations set forth in Section 4.03(a) shall not prohibit the incurrence of any of the following (collectively, "PERMITTED DEBT"):

                (i) Indebtedness under the Credit Agreement together with the incurrence of the guarantees thereunder and the issuance and creation of letters of credit and bankers' acceptances being deemed to have a principal amount equal to the face amount thereof), up to an aggregate principal amount of $1,250 million outstanding at any one time less the amount of all mandatory principal payments actually made by the borrower thereunder in respect of Indebtedness thereunder with Net Proceeds from Asset Sales;

                (ii) Indebtedness represented by the Notes (including any Guarantee) and by the Floating Rate Term Loan (including any guarantee thereof);

                (iii) Existing Indebtedness (other than Indebtedness described in clauses (i) and (ii));

                (iv) Indebtedness (including Capitalized Lease Obligations) incurred or issued by the Issuer or any Restricted Subsidiary to finance the purchase, lease or improvement of property (real or personal) or equipment that is used or useful in a Permitted Business (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) in an aggregate principal amount that, when aggregated with the principal amount of all other Indebtedness then outstanding and incurred pursuant to this clause (iv), does not exceed 4.0% of Total Assets;

                (v) Indebtedness incurred by the Issuer or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation letters of credit in respect of workers' compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers' compensation claims;

                (vi) Indebtedness arising from agreements of the Issuer or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; PROVIDED, HOWEVER, that
        (A) such Indebtedness is not reflected on the balance sheet (other than by application of FIN 45 as a result of an amendment to an obligation in existence on the Issue Date) of the Issuer or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause
        (A)) and (B) the maximum assumable liability in respect of all such Indebtedness shall at no time exceed the gross proceeds including non-cash proceeds (the fair market value of such non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Issuer and any Restricted Subsidiaries in connection with such disposition;

                (vii) Indebtedness of the Issuer owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Issuer or any Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness

        (except to the Issuer or a Restricted Subsidiary) shall be deemed, in each case, to constitute the incurrence of such Indebtedness by the issuer thereof and (B) if the Issuer or any Guarantor is the obligor on such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all obligations of the Issuer with respect to the Notes or of such Guarantor with respect to its Guarantee;

                (viii) shares of Preferred Stock of a Restricted Subsidiary issued to the Issuer or a Restricted Subsidiary; PROVIDED that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the Issuer or a Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of Preferred Stock;

                (ix) Hedging Obligations of the Issuer or any Restricted Subsidiary (excluding Hedging Obligations entered into for speculative purposes) for the purpose of limiting (A) interest rate risk with respect to any Indebtedness that is permitted by the terms of the Indenture to be outstanding or (B) exchange rate risk with respect to any currency exchange or (C) commodity risk;

                (x) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees provided by the Issuer or any Restricted Subsidiary or obligations in respect of letters of credit related thereto, in each case in the ordinary course of business or consistent with past practice;

                (xi) Indebtedness of the Issuer or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount or liquidation preference which, when aggregated with the principal amount and liquidation preference of all other Indebtedness and Preferred Stock then outstanding and incurred pursuant to this clause (xi), does not at any one time outstanding exceed $150.0 million (it being understood that any Indebtedness or Preferred Stock incurred pursuant to this clause (xi) shall cease to be deemed incurred or outstanding for purposes of this clause (xi) but shall be deemed incurred for the purposes of the first paragraph of this covenant from and after the first date on which the Issuer or such Restricted Subsidiary could have incurred such Indebtedness or Preferred Stock under the first paragraph of this clause
        (xi) without reliance on this clause (xi));

                (xii) any guarantee by the Issuer or a Guarantor of Indebtedness or other obligations of any Restricted Subsidiary so long as the incurrence of such Indebtedness incurred by such Restricted Subsidiary is permitted under the terms of this Indenture;

                (xiii) the incurrence by the Issuer or any Restricted Subsidiary of Indebtedness or Preferred Stock that serves to refund or refinance any Indebtedness incurred as permitted under Section 4.03(a) and clauses (ii) and (iii) above, this clause (xiii) and clause (xiv) below or any Indebtedness issued to so refund or refinance such Indebtedness including additional Indebtedness incurred to pay premiums and fees in connection therewith (the "REFINANCING INDEBTEDNESS") prior to its respective maturity; PROVIDED, HOWEVER, that such Refinancing Indebtedness (A) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being refunded or refinanced, (B) to the extent such Refinancing Indebtedness refinances Indebtedness subordinated or pari passu to the Notes, such Refinancing Indebtedness is subordinated or pari passu to the Notes at least to the same extent as the Indebtedness being refinanced or refunded, (C) shall not include (x) Indebtedness or Preferred Stock of a Subsidiary that is not a Guarantor that refinances Indebtedness or Preferred Stock of the Issuer or a Guarantor or (y) Indebtedness or Preferred Stock of the Issuer or a Restricted Subsidiary that refinances Indebtedness or Preferred Stock of an Unrestricted Subsidiary, (D) shall not be in a principal amount in excess of the principal amount of, premium, if any, accrued interest on, and related fees and expenses of, the indebtedness being refunded or refinanced and (E) shall not have a stated maturity date prior to the Stated Maturity of the Indebtedness being refunded or refinanced; and provided further, that subclauses (A),
        (B) and (E) of this clause (xiii) will not apply to any refunding or refinancing of any Senior Debt;

                (xiv) Indebtedness or Preferred Stock of Persons that are acquired by the Issuer or any Restricted Subsidiary or merged into the Issuer or a Restricted Subsidiary in accordance with the terms of the Indenture; PROVIDED that such Indebtedness or Preferred Stock is not incurred in connection with or in contemplation of such acquisition or merger; and PROVIDED, FURTHER, that after giving effect to such acquisition or merger, either (A) the Issuer or such Restricted Subsidiary would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a) or (B) the Fixed Charge Coverage Ratio would be greater than immediately prior to such acquisition;

                (xv) Indebtedness arising from the honoring by a bank or financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness, other than credit or purchase cards, is extinguished within five business days of its incurrence;

                (xvi)   Indebtedness of the Issuer or any Restricted
        Subsidiary of the Issuer supported by a letter of credit issued pursuant to the Credit Agreement in a principal amount not in excess of the stated amount of such letter of credit;

                (xvii)  Contribution Indebtedness;

                (xviii) Indebtedness consisting of the financing of insurance premiums;

                (xix) (a) if the Issuer could Incur $1.00 of additional Indebtedness pursuant to Section 4.03(a) after giving effect to such borrowing, Indebtedness of Foreign Subsidiaries not otherwise permitted hereunder or (b) if the Issuer could not Incur $1.00 of additional Indebtedness pursuant to Section 4.03(a) after giving effect to such borrowing, Indebtedness of Foreign Subsidiaries of the Issuer Incurred for working capital purposes, PROVIDED, HOWEVER, that the aggregate principal amount of Indebtedness Incurred under this clause (xix) which, when aggregated with the principal amount of all other Indebtedness then outstanding and Incurred pursuant to this clause (xix), does not exceed the greater of (x) 280.0 million and (y) 10% of the consolidated assets of the Foreign Subsidiaries;

                (xx) Indebtedness incurred on behalf of or representing Guarantees of Indebtedness of joint ventures not in excess of $25.0 million at any time outstanding;

                (xxi) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse to the Issuer or any Restricted Subsidiary of the Issuer other than a Securitization Subsidiary (except for Standard Securitization Undertakings);

                (xxii) letters of credit issued for the account of a Restricted Subsidiary that is not a Guarantor (and the reimbursement obligations in respect of which are not guaranteed by a Guarantor) in support of a Captive Insurance Subsidiary's reinsurance of insurance policies issued for the benefit of Restricted Subsidiaries and other letters of credit or bank guarantees having an aggregate face amount not in excess of $10.0 million;

                (xxiii) Indebtedness of one or more Subsidiaries organized under the laws of the People's Republic of China for their own general corporate purposes in an aggregate principal amount not to exceed $150.0 million at any time outstanding, PROVIDED that such Indebtedness is not guaranteed by, does not receive any credit support from and is non-recourse to the Issuer or any Restricted Subsidiary other than the Subsidiary or Subsidiaries incurring such Indebtedness; and

                (xxiv) all premium (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (i) through (xxiii) above.

        Notwithstanding anything to the contrary herein, prior to the Restructuring Date, the Purchaser shall not be permitted to incur any Indebtedness other than Indebtedness under clause (ii) above and, in respect of Indebtedness under such clause, any Refinancing Indebtedness in respect thereof permitted under clause (xiii) above and any Indebtedness incurred in connection with the HC Activities and the HC Investments.

        (c) For purposes of determining compliance with this Section 4.03, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through
(xxiv) above, or is entitled to be incurred pursuant to Section 4.03(a), the Issuer will be permitted to classify and later reclassify such item of Indebtedness in any manner that complies with this Section 4.03, and such item of Indebtedness will be treated as having been incurred pursuant to only one of such categories. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.03. Indebtedness under the Credit Agreement outstanding on the date on which Notes are first issued and authenticated under this Indenture will be deemed to have been incurred on such date in reliance on the exception provided by Section 4.03(b)(i). The maximum amount of Indebtedness that the Issuer and its Restricted Subsidiaries may incur pursuant to this Section 4.03 shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, solely as a result of fluctuations in the exchange rate of currencies.

        Section 4.04. LIMITATION ON RESTRICTED PAYMENTS. (a) The Issuer shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                (i) declare or pay any dividend or make any other payment or distribution on account of the Issuer's or any of its Restricted Subsidiaries' Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation (other than (A) dividends or

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        distributions by the Issuer payable in Equity Interests (other than
        Disqualified Stock) of the Issuer or in options, warrants or other rights to purchase such Equity Interests (other than Disqualified Stock) or (B) dividends or distributions by a Restricted Subsidiary to the Issuer or any other Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly Owned Subsidiary, the Issuer or a Restricted Subsidiary receives at least its PRO RATA share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities);

                (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Issuer or any direct or indirect parent corporation of the Issuer, including in connection with any merger or consolidation involving the Issuer;

                (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case prior to any scheduled repayment, sinking fund payment or maturity, any Indebtedness subordinated or junior in right of payment to the Notes (other than (x) Indebtedness permitted under Section 4.03(b)(vii) or
        (viii) and (y) the purchase, repurchase or other acquisition of Indebtedness subordinated or junior in right of payment to the Notes, as the case may be, purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition); or

                (iv)    make any Restricted Investment

(all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "RESTRICTED PAYMENTS"), unless, at the time of and after giving effect to such Restricted Payment:

                        (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of such Restricted Payment; and

                        (2) the Issuer would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a); and

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                        (3)     such Restricted Payment, together with the
                aggregate amount of all other Restricted Payments made by the Issuer and the Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (ii), (iii),
                (iv), (vi), (viii), (ix), (x), (xi), (xii), (xiii), (xv) and
                (xvi) of Section 4.04(b)), is less than the sum, without duplication, of

                        (A)     50% of the Consolidated Net Income of the
                Issuer for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Issue Date, to the end of the Issuer's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, in the case such Consolidated Net Income for such period is a deficit, minus 100% of such deficit), plus

                        (B) 100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the Board of Directors of the Issuer, of property and marketable securities received by the Issuer since immediately after the date of the Indenture from the issue or sale of (x) Equity Interests of the Issuer (including Retired Capital Stock (as defined below)) (other than (i) Excluded Contributions, (ii) Designated Preferred Stock and (iii) cash proceeds and marketable securities received from the sale of Equity Interests to members of management, directors or consultants of the Issuer, any direct or indirect parent corporation of the Issuer and the Subsidiaries to the extent such amounts have been applied to Restricted Payments made in accordance Section 4.04(b)(iv)) and, to the extent actually contributed to the Issuer, Equity Interests of the Issuer's direct or indirect parent entities and
                (y) debt securities of the Issuer that have been converted into such Equity Interests of the Issuer (other than Refunding Capital Stock (as defined below) or Equity Interests or convertible debt securities of the Issuer sold to a Restricted Subsidiary or the Issuer, as the case may be, and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus

                        (C) 100% of the aggregate amount of cash and the fair market value, as determined in good faith by the Board of Directors of the Issuer, of property and marketable securities contributed to the capital of the Issuer following the Issue Date (other than (i) Excluded Contributions, (ii) the Cash Contribution Amount and (iii) contributions by a Restricted Subsidiary), plus

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                        (D)     100% of the aggregate amount received in cash
                and the fair market value, as determined in good faith by the Board of Directors of the Issuer, of property and marketable securities received by means of:

                             (I) the sale or other disposition (other than to the Issuer or a Restricted Subsidiary) of Restricted Investments made by the Issuer or its Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Issuer or its Restricted Subsidiaries and repayments of loans or advances which constitute Restricted Investments by the Issuer or its Restricted Subsidiaries,

                             (II) the sale (other than to the Issuer or a Restricted Subsidiary) of the Capital Stock of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by a Restricted Subsidiary pursuant to clause
                        (v) or (xiv) of Section 4.04(b) or to the extent such Investment constituted a Permitted Investment), or

                             (III)   a dividend from an Unrestricted
                        Subsidiary, plus

                        (E) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or the merger or consolidation of an Unrestricted Subsidiary into the Issuer or a Restricted Subsidiary or the transfer of assets of an Unrestricted Subsidiary to the Issuer or a Restricted Subsidiary, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by the Board of Directors of the Issuer in good faith at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary or at the time of such merger, consolidation or transfer of assets (other than an Unrestricted Subsidiary to the extent the Investment in such Unrestricted Subsidiary was made by a Restricted Subsidiary pursuant to clause (v) or (xiv) of Section 4.04(b) or to the extent such Investment constituted a Permitted Investment).

        (b)     The provisions of Section 4.04(a) shall not prohibit:

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                (i)     the payment of any dividend within 60 days after the
        date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of the Indenture;

                (ii) (A) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Issuer or any direct or indirect parent corporation ("RETIRED CAPITAL STOCK") or Indebtedness subordinated to the Notes, as the case may be, in exchange for or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary or the Issuer) of Equity Interests of the Issuer or contributions to the equity capital of the Issuer (in each case, other than Disqualified Stock) ("REFUNDING CAPITAL STOCK"); and (B) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary or the Issuer) of Refunding Capital Stock;

                (iii) the redemption, repurchase or other acquisition or retirement of Indebtedness subordinated to the Notes or a Guarantee made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the borrower thereof, which is incurred in compliance with Section 4.03 so long as

                        (A) the principal amount of such new Indebtedness does not exceed the principal amount of the Indebtedness subordinated to the Notes or a Guarantee being so redeemed, repurchased, acquired or retired for value plus the amount of any reasonable premium required to be paid under the terms of the instrument governing the Indebtedness subordinated to the Notes or a Guarantee being so redeemed, repurchased, acquired or retired for value,

                        (B) such new Indebtedness is subordinated to the Notes and any such applicable Guarantees at least to the same extent as such Indebtedness subordinated to such Notes and/or Guarantees so purchased, exchanged, redeemed, repurchased, acquired or retired for value,

                        (C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Indebtedness subordinated to such Notes or a Guarantee being so redeemed, repurchased, acquired or retired and

                        (D) such new Indebtedness has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted

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                Average Life to Maturity of the Indebtedness subordinated to such Notes or a Guarantee being so redeemed, repurchased, acquired or retired;

                (iv) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of common Equity Interests of the Issuer or any of its direct or indirect parent entities held by any future, present or former employee, director or consultant of the Issuer, any of its Subsidiaries or (to the extent such person renders services to the businesses of the Issuer and its Subsidiaries) the Issuer's direct or indirect parent entities, pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or arrangement; provided, however, that the aggregate amount of all such Restricted Payments made under this clause (iv) does not exceed in any calendar year $20.0 million (with unused amounts in any calendar year being carried over to the next two succeeding calendar years); and provided, further, that such amount in any calendar year may be increased by an amount not to exceed:

                        (A) the cash proceeds from the sale of Equity Interests of the Issuer and, to the extent contributed to the Issuer, Equity Interests of any of its direct or indirect parent entities, in each case to members of management, directors or consultants of the Issuer, any of its Subsidiaries or (to the extent such person renders services to the businesses of the Issuer and its Subsidiaries) the Issuer's direct or indirect parent entities, that occurs after the Issue Date; plus

                        (B) the amount of any cash bonuses otherwise payable by the Issuer or to its members of management, directors or consultants of the Issuer or any of its Subsidiaries or (to the extent such person renders services to the businesses of the Issuer and its Subsidiaries) the Issuer's direct or indirect parent entities, in connection with the Transactions that are foregone in return for the receipt of Equity Interests of the Issuer or any direct or indirect parent entity of the Issuer pursuant to a deferred compensation plan of such entity; plus

                        (C) the cash proceeds of key man life insurance policies received by the Issuer or its Restricted Subsidiaries, or by any direct or indirect parent entity to the extent contributed to the Issuer, after the Issue Date; less

                        (D) the amount of any Restricted Payments previously made pursuant to clauses (A), (B) and (C) of this clause (iv);

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(PROVIDED that the Issuer may elect to apply all or any portion of the aggregate increase contemplated by clauses (A), (B) and (C) above in any calendar year);

                (v) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (v) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash and/or marketable securities, not to exceed $75.0 million at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

                (vi) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

                (vii) the payment of dividends on the Issuer's common stock (or the payment of dividends to any direct or indirect parent entity to fund a payment of dividends on such entity's common stock) following the first public offering of the Issuer's common stock or the common stock of any of its direct or indirect parent entities after the Issue Date, of up to 6.0% per annum or the net proceeds received by or contributed to the Issuer in any past or future public offering, other than public offerings with respect to the Issuer's or its parent's common stock registered on Form S-8 and other than any public sale constituting an Excluded Contribution;

                (viii)  Investments that are made with Excluded Contribution;

                (ix) the declaration and payment of dividends to, or the making of loans to, the Parent Guarantor (or if the direct parent of the Issuer is New US Holdco, to New US Holdco, which in turn will declare and pay dividends to, or make loans to, the Parent Guarantor) in amounts required for it to pay;

                        (A) (i) overhead, tax liabilities of the Parent Guarantor (including, prior to the consummation of the Merger, any distribution necessary to allow the Parent Guarantor to make a Tax Distribution in accordance with clause (B) below), legal, accounting and other professional fees and expenses, (ii) fees and expenses related to any equity offering, investment or acquisition permitted hereunder (whether or not successful) and
                (iii) other fees and expenses in connection with the maintenance of its existence and its ownership of the Issuer;

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                        (B)     (i) with respect to each tax year (or portion
                thereof) that the Parent Guarantor qualifies as a Flow Through Entity, a distribution by the Parent Guarantor to the holders of the Equity Interests of the Parent Guarantor of an amount equal to the product of (x) the amount of aggregate net taxable income allocated by the Parent Guarantor to the direct or indirect holders of the Equity Interests of the Parent Guarantor for such period and (y) the Presumed Tax Rate for such period and (ii) with respect to any tax year (or portion thereof) that the Parent Guarantor does not qualify as a Flow Through Entity, the payment of dividends or other distributions to any direct or indirect holders of Equity Interests of the Parent Guarantor in amounts required for such holder to pay federal, state or local income taxes (as the case may be) imposed directly on such holder to the extent such income taxes are attributable to the income of the Parent Guarantor and its Subsidiaries; provided, however, that in each case the amount of such payments in respect of any tax year does not exceed the amount that the Parent Guarantor and its Subsidiaries would have been required to pay in respect of federal, state or local taxes (as the case may be) in respect of such year if the Parent Guarantor and its Subsidiaries paid such taxes directly as a stand-alone taxpayer (or stand-alone group); and

                        (C) at any time on or after the fifth anniversary of the Acquisition Closing Date, if the Issuer would, at the time of such payment and after giving pro forma effect thereto as if such payment had been made on the last day of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a), current dividend or interest obligations, accruing after the fifth anniversary of the Acquisition Closing Date, under the Preferred Shares, in accordance with the terms thereof as in effect on the Acquisition Closing Date, or such security as has been exchanged therefor pursuant to the terms of the Preferred Shares as in effect on the Acquisition Closing Date;

                (x)     Distributions or payments of Securitization Fees;

                (xi) cash dividends or other distributions on the Issuer's or any Restricted Subsidiary's Capital Stock used to, or the making of loans, the proceeds of which will be used to, fund the payment of fees and expenses incurred in connection with the Transactions, this offering or owed to Affiliates, in each case to the extent permitted by Section 4.07;

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                (xii)   declaration and payment of dividends to holders of any
        class or series of Disqualified Stock of the Issuer or any Restricted Subsidiary issued in accordance with Section 4.03 to the extent such dividends are included in the definition of Fixed Charges;

                (xiii) payment to CAG minority shareholders of the guaranteed fixed annual payment (AUSGLEICH) payable pursuant to the Domination Agreement;

                (xiv) other Restricted Payments in an aggregate amount not to exceed $50 million;

                (xv) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock issued after the Issue Date and the declaration and payment of dividends to any direct or indirect parent company of the Issuer, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock of any direct or indirect parent company of the Issuer issued after the Issue Date; provided, however, that (A) for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock, after giving effect to such issuance on the first day of such period (and the payment of dividends or distributions) on a pro forma basis, the Issuer would have had a Fixed Charge Coverage Ratio of at least 2.00 to 1.00 and (B) the aggregate amount of dividends declared and paid pursuant to this clause (xv) does not exceed the net cash proceeds actually received by the Issuer from any such sale of Designated Preferred Stock issued after the Issue Date;

                (xvi) the distribution, as a dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Issuer or a Restricted Subsidiary of the Issuer by, Unrestricted Subsidiaries;

                (xvii) the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to Sections 4.06 and 4.08; provided that all Notes tendered by holders of the Notes in connection with the related Change of Control Offer or Asset Sale Offer, as applicable, have been repurchased, redeemed or acquired for value; and

                (xviii) the payment to CAG shareholders of the "minimum dividend" (MINDESTAUSSCHUTTUNG) payable pursuant to Section 254 of the German Stock Corporation Act (AKTIENGESETZ) in an aggregate amount not to exceed EURO 6,000,000 per year;

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PROVIDED, HOWEVER, that at the time of, and after giving effect to, any
Restricted Payment permitted under clauses (ii) (with respect to the payment of dividends on Refunding Capital Stock pursuant to clause (B) thereof), (v),
(vii), (ix)(C),(xi), (xiv), (xv), (xvi) and (xvii) of this Section 4.04(b), no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof.

        The amount of all Restricted Payments (other than cash) will be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Issuer or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant will be determined in good faith by the Board of Directors of the Issuer.

        (c) As of the Issue Date, all of the Issuer's Subsidiaries will be Restricted Subsidiaries. The Issuer will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the second to last sentence of the definition of "Unrestricted Subsidiary". For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding investments by the Issuer and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the second paragraph of the definition of "Investments". Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time under this covenant or the definition of Permitted Investments and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants under this Indenture or the Notes.

        Section 4.05. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. The Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any such Restricted Subsidiary to:

        (a) pay dividends or make any other distributions on its Capital Stock to the Issuer or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Issuer or any of its Restricted Subsidiaries;

        (b) make loans or advances to the Issuer or any of its Restricted Subsidiaries; or

        (c) sell, lease or transfer any of its properties or assets to the Issuer or any of its Restricted Subsidiaries;

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except in each case for such encumbrances or restrictions existing under or by reason of:

                (1) contractual encumbrances or restrictions in effect on the Issue Date, including, without limitation, pursuant to Existing Indebtedness or the Credit Agreement and related documentation;

                (2)     this Indenture, the Notes and the Floating Rate Term
        Loan;

                (3) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature discussed in clause (c) above on the property so acquired;

                (4) applicable law or any applicable rule, regulation or order;

                (5) any agreement or other instrument of a Person acquired by the Issuer or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

                (6) contracts for the sale of assets, including, without limitation, customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary;

                (7) secured Indebtedness otherwise permitted to be incurred pursuant Section 4.03 and Section 4.11 that limits the right of the debtor to dispose of the assets securing such Indebtedness;

                (8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

                (9) other Indebtedness of Restricted Subsidiaries (i) that are Guarantors which Indebtedness is permitted to be incurred pursuant to an agreement entered into subsequent to the Issue Date in accordance with Section 4.03 or (ii) that are Foreign Subsidiaries which Indebtedness is incurred subsequent to the Issue Date pursuant to clauses (iv), (xi) and (xix) of Section 4.03(b);

                (10) customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business;

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                (11)    customary provisions contained in leases or licenses of
        intellectual property and other similar agreements entered into in the ordinary course of business;

                (12) customary provisions restricting subletting or assignment of any lease governing a leasehold interest;

                (13) customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

                (14) any encumbrances or restrictions of the type referred to in clauses (a), (b) and (c) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1), (2) and (5) above; PROVIDED that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Issuer's Board of Directors, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; or

                (15) any encumbrance or restriction of a Securitization Subsidiary effected in connection with a Qualified Securitization Financing; PROVIDED, HOWEVER, that such restrictions apply only to such Securitization Subsidiary.

        Section 4.06. ASSET SALES. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (1) the Issuer (or such Restricted Subsidiary, as the case may be) receives consideration at the time of the Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of; and (2) except with respect to any sale of the performance products business of Nutrinova, at least 75% of the consideration received in the Asset Sale by the Issuer or such Restricted Subsidiary is in the form of cash or Cash Equivalents. The amount of:

                (i) any liabilities (as shown on the Issuer's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Issuer or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets and for which the Issuer and all Restricted Subsidiaries have been validly released by all creditors in writing,

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                (ii)    any securities received by the Issuer or such Restricted
        Subsidiary from such transferee that are converted by the Issuer or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the receipt thereof, and

                (iii) any Designated Non-cash Consideration received by the Issuer or any of its Restricted Subsidiaries in such Asset Sale having an aggregate fair market value (as determined in good faith by the Issuer), taken together with all other Designated Non-cash Consideration received pursuant to this clause (iii) that is at that time outstanding, not to exceed the greater of (x) $75.0 million and (y) 1.5% of Total Assets at the time of the receipt of such Designated Non-cash Consideration (with the fair market value of each item of Designated Non-cash Consideration being measured at the time received without giving effect to subsequent changes in value)

shall be deemed to be cash solely for the purposes of this Section 4.06(a)(2).

        (b) Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Issuer may apply those Net Proceeds at its option to:

                (i) permanently reduce Obligations under Senior Debt of the Issuer (and, in the case of revolving Obligations thereunder, to correspondingly reduce commitments with respect thereto) or Indebtedness that ranks PARI PASSU with the Notes or a Guarantee (provided that if the Issuer or a Guarantor shall so reduce Obligations under such Indebtedness, it will equally and ratably reduce Obligations under the Notes by making an offer (in accordance with the procedures set forth below for an Asset Sale Offer) to all holders of Notes to purchase at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, the pro rata principal amount of Notes) or Indebtedness of a Restricted Subsidiary that is not a Guarantor, in each case other than Indebtedness owed to the Issuer or an Affiliate of the Issuer (provided that in the case of any reduction of any revolving obligations, the Issuer or such Restricted Subsidiary shall effect a corresponding reduction of commitments with respect thereto);

                (ii) make an investment in (A) any one or more businesses; provided that such investment in any business is in the form of the acquisition of Capital Stock and results in the Issuer or a Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary, (B) capital expenditures or
        (C) other assets, in each of (A), (B) and (C), used or useful in a Permitted Business; and/or

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                (iii)   make an investment in (A) any one or more businesses;
        provided that such investment in any business is in the form of the acquisition of Capital Stock and it results in the Issuer or a Restricted Subsidiary owning an amount of the Capital Stock of such business such that it constitutes a Restricted Subsidiary, (B) properties or (C) assets that, in each of (A), (B) and (C), replace the businesses, properties and assets that are the subject of such Asset Sale;

PROVIDED that the 365-day period provided above to apply any portion of Net Proceeds in accordance with clause (ii) or (iii) above shall be extended by an additional 180 days if by not later than the 365th day after receipt of such Net Proceeds the Issuer or a Restricted Subsidiary, as applicable, has entered into a bona fide binding commitment with a Person other than an Affiliate of the Issuer to make an investment of the type referred to in either such clause in the amount of such Net Proceeds.

        Pending the final application of any such Net Proceeds, the Issuer or such Restricted Subsidiary of the Issuer may temporarily reduce Indebtedness under a revolving credit facility, if any, or otherwise invest such Net Proceeds in any manner not prohibited by this Indenture. When the aggregate amount of Net Proceeds not applied or invested in accordance with the preceding paragraph ("EXCESS PROCEEDS") exceeds $20.0 million, the Issuer will make an offer to all holders of Notes (an "ASSET SALE OFFER") to purchase on a pro rata basis the maximum principal amount of Notes that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and will be payable in cash. The Issuer shall commence an Asset Sale Offer with respect to Excess Proceeds within ten Business Days after the date that Excess Proceeds exceeds $20 million by mailing the notice required pursuant to the terms of Section 4.06(f), with a copy to the Trustee. Pending the final application of any Net Proceeds, the Issuer or such Restricted Subsidiary may temporarily reduce revolving credit borrowings or otherwise invest the Net Proceeds in any manner that is not prohibited by the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Issuer may use those Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee will select the Notes to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

        (c) The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws or regulations are applicable in connection with each repurchase of the Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuer shall

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comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

        (d) Not later than the date upon which written notice of an Asset Sale Offer is delivered to the Trustee as provided above, the Issuer shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Excess Proceeds, (ii) the allocation of the Net Proceeds from the Asset Sales pursuant to which such Asset Sale Offer is being made and (iii) the compliance of such allocation with the provisions of Section 4.06(b). On such date, the Issuer shall also irrevocably deposit with the Trustee or with a Paying Agent (or, if the Issuer or a Wholly Owned Subsidiary is acting as a Paying Agent, such Paying Agent shall segregate and hold in trust) an amount equal to the Excess Proceeds to be invested in Cash Equivalents, as directed in writing by the Issuer, and to be held for payment in accordance with the provisions of this
Section 4.06. Upon the expiration of the period for which the Asset Sale Offer remains open (the "OFFER PERIOD"), the Issuer shall deliver to the Trustee for cancellation the Notes or portions thereof that have been properly tendered to and are to be accepted by the Issuer. The Trustee (or a Paying Agent, if not the Trustee) shall, on the date of purchase, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the Excess Proceeds delivered by the Issuer to the Trustee is greater than the purchase price of the Notes tendered, the Trustee shall deliver the excess to the Issuer immediately after the expiration of the Offer Period for application in accordance with Section 4.06.

        (e) Holders electing to have a Note purchased shall be required to surrender the Note, with an appropriate form duly completed, to the Issuer at the address specified in the notice at least three Business Days prior to the purchase date. Holders shall be entitled to withdraw their election if the Trustee or the Issuer receives not later than one Business Day prior to the Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered by the Holder for purchase and a statement that such Holder is withdrawing his election to have such Note purchased. If at the end of the Offer Period more Notes are tendered pursuant to an Asset Sale Offer than the Issuer is required to purchase, selection of such Notes for purchase shall be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which such Notes are listed, or if such Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements); PROVIDED that no Dollar Notes of $5,000 or less or Euro Notes of EURO 50,000 or less shall be purchased in part.

        (f) Notices of an Asset Sale Offer shall be mailed by first class mail, postage prepaid, at least 30 but not more than 60 days before the purchase date to

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each Holder of Notes at such Holder's registered address. If any Note is to be purchased in part only, any notice of purchase that relates to such Note shall state the portion of the principal amount thereof that is to be purchased. So long as the Notes are listed on the Luxembourg Stock Exchange, such notices shall also be published in a Luxembourg newspaper of general circulation.

        (g) A new Note in principal amount equal to the unpurchased portion of any Note purchased in part shall be issued in the name of the Holder thereof upon cancellation of the original Note. On and after the purchase date, unless the Issuer defaults in payment of the purchase price, interest shall cease to accrue on Notes or portions thereof purchased.

        Section 4.07. TRANSACTIONS WITH AFFILIATES. (a) The Issuer will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "AFFILIATE TRANSACTION") involving aggregate consideration in excess of $7.5 million, unless:

                (i) the Affiliate Transaction is on terms that are not materially less favorable, taken as a whole, to the Issuer or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person on an arms length basis; and

                (ii) the Issuer delivers to the Trustee, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $25.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members, if any, of the Board of Directors.

        (b) The provisions of Section 4.07(a) shall not apply to the following:

                (i) transactions between or among the Issuer and/or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction;

                (ii) Restricted Payments and Permitted Investments (other than pursuant to clause (13) of the definition thereof) permitted by
        Section 4.04;

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                (iii)   the payment to Sponsors of annual management,
        consulting, monitoring and advisory fees in an aggregate amount in any fiscal year not in excess of the greater of (A) $5.0 million and (B) 2% of EBITDA of the Issuer for the immediately preceding fiscal year, plus reasonable out-of-pocket costs and expenses in connection therewith and unpaid amounts accrued for prior periods (but after the Issue Date), and the execution of any management or monitoring agreement subject to the same limitations;

                (iv) the payment of reasonable and customary fees paid to, and indemnities provided on behalf of, officers, directors, employees or consultants of the Issuer, any Restricted Subsidiary or (to the extent such person renders services to the businesses of the Issuer and its Subsidiaries) any of the Issuer's direct or indirect parent entities;

                (v) payments by the Issuer or any Restricted Subsidiary to the Sponsors and any of their Affiliates made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures, which payments are approved by a majority of the members of the Board of Directors of the Issuer in good faith;

                (vi) transactions in which the Issuer or any Restricted Subsidiary delivers to the Trustee a letter from an Independent Financial Advisor stating that such transaction is fair to the Issuer or such Restricted Subsidiary from a financial point of view;

                (vii) payments or loans (or cancellations of loans) to employees or consultants of the Issuer, any Restricted Subsidiary or (to the extent such person renders services to the businesses of the Issuer and its Subsidiaries) any of the Issuer's direct or indirect parent entities, which are approved by a majority of the Board of Directors of the Issuer in good faith and which are otherwise permitted under this Indenture;

                (viii) payments made or performance under any agreement as in effect on the Acquisition Closing Date (including, without limitation, each of the agreements entered into in connection with the Transactions) or any amendment thereto (so long as any such amendment is not less advantageous to the holders of the Notes in any material respect than the original agreement as in effect on the Acquisition Closing Date);

                (ix) the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under the terms of the Shareholders' Agreement (including any registration rights agreement or

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        purchase agreements related thereto to which it is party as of the
        Acquisition Closing Date and any similar agreement that it may enter into thereafter); provided, however, that the existence of, or the performance by the Issuer or any of its Restricted Subsidiaries of its obligations under any future amendment to the Shareholders' Agreement or under any similar agreement entered into after the Acquisition Closing Date shall only be permitted by this clause (ix) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to holders of the Notes in any material respect;

                (x) the Transactions and the payment of all fees and expenses related to the Transactions, including any fees to the Sponsors;

                (xi)    transactions pursuant to the Restructuring;

                (xii) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of the Indenture that are fair to the Issuer or the Restricted Subsidiaries, in the reasonable determination of the members of the Board of Directors of the Issuer or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

                (xiii) if otherwise permitted hereunder, the issuance of Equity Interests (other than Disqualified Stock) of the Parent Guarantor to any Permitted Holder or of the Issuer to the Parent Guarantor or to any Permitted Holder

                (xiv) any transaction effected as part of a Qualified Securitization Financing;

                (xv) any employment agreements entered into by the Issuer or any of the Restricted Subsidiaries in the ordinary course of business;

                (xvi) transactions with joint ventures for the purchase or sale of chemicals, equipment and services entered into in the ordinary course of business and in a manner consistent with past practice;

                (xvii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Issuer;

                (xviii) HC Investments and HC Activities; and

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                (xix)   any guarantee by any Subsidiary organized under the
        laws of the People's Republic of China in respect of Indebtedness permitted under Section 4.03(b)(xxiii)

        Section 4.08. CHANGE OF CONTROL. (a) Upon a Change of Control, each holder of Notes will have the right to require the Issuer to repurchase all or any part (equal to $5,000 or EURO 50,000 or an integral multiple of $1,000 or EURO 1,000, as applicable, in excess thereof) of that Holder's Notes pursuant to a Change of Control Offer in accordance with the terms contemplated in this
Section 4.08. In the Change of Control Offer, the Issuer shall offer to Purchase such Notes at a purchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest and Liquidated Damages, if any, on the Notes repurchased, to the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date) (the "CHANGE OF CONTROL PAYMENT"). Prior to complying with any of the terms of this Section 4.08 but in any event within 90 days following a Change of Control, to the extent required to permit the Issuer to comply with this Section 4.08, the Issuer shall either
(i) repay all outstanding Senior Debt or (ii) obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

        (b) Within 30 days following any Change of Control, except to the extent that the Issuer has exercised its right to redeem the Notes in accordance with Article 3 of this Indenture, the Issuer shall mail a notice (a "CHANGE OF CONTROL OFFER") to each Holder with a copy to the Trustee and, so long as the Notes are listed on the Luxembourg Stock Exchange, publish such notice in a Luxembourg newspaper of general circulation, stating:

                (i) that a Change of Control has occurred and that such Holder has the right to require the Issuer to purchase all or a portion of such Holder's Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest on the relevant interest payment date);

                (ii) the circumstances and relevant facts and financial information regarding such Change of Control;

                (iii) the purchase date (the "CHANGE OF CONTROL PURCHASE DATE") (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

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                (iv)    the instructions determined by the Issuer, consistent
        with this Section, that a Holder must follow in order to have its Notes purchased.

        (c) Holders electing to have a Note purchased shall be required to surrender the Note, with an appropriate form duly completed, to the Issuer at the address specified in the notice at least three Business Days prior to the Change of Control Purchase Date. The Holders shall be entitled to withdraw their election if the Trustee or the Issuer receives not later than one Business Day prior to the Change of Control Purchase Date a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Note purchased. Holders whose Notes are purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

        (d) On the Change of Control Purchase Date, the Issuer shall, to the extent lawful:

                (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

                (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

                (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer.

        (e) On the Change of Control Purchase Date all Notes purchased by the Issuer under this Section shall be delivered to the Trustee for cancellation, and the Issuer shall pay the Change of Control Payment to the Holders entitled thereto. The paying agent will promptly mail to each holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $5,000 or EURO 50,000 or an integral multiple of $1,000 or EURO 1,000, as applicable, in excess thereof.

        (f) Notwithstanding the foregoing provisions of this Section, the Issuer shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the

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times and otherwise in compliance with the requirements set forth in Section
4.08(b) applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

        (g) At the time the Issuer delivers Notes to the Trustee which are to be accepted for purchase, the Issuer shall also deliver an Officers' Certificate stating that such Notes are to be accepted by the Issuer pursuant to and in accordance with the terms of this Section 4.08. A Note shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

        (h) Prior to any Change of Control Offer, the Issuer shall deliver to the Trustee an Officers' Certificate stating that all conditions precedent contained herein to the right of the Issuer to make such offer have been complied with.

        (i) The Issuer shall comply with the requirements of Section 14e-1 of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to this Section to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

        Section 4.09. COMPLIANCE CERTIFICATE. The Issuer shall deliver to the Trustee within 120 days after the end of each fiscal year of the Issuer an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Issuer they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Issuer is taking or proposes to take with respect thereto. The Issuer also shall comply with Section 314(a)(4) of the TIA.

        Section 4.10. FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

        Section 4.11. LIENS. (a) The Issuer will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) that secures obligations under any Indebtedness ranking PARI PASSU with or subordinated to the Notes or a related Guarantee on any asset or property of the Issuer or any Restricted Subsidiary, or

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any income or profits therefrom, or assign or convey any right to receive income therefrom, unless:

                (i) in the case of Liens securing Indebtedness subordinated to the Notes or any Guarantee, the Notes and any applicable Guarantees are secured by a Lien on such property, assets or proceeds that is senior in priority to such Liens; or

                (ii) in all other cases, the Notes or the applicable Guarantee or Guarantees are equally and ratably secured.

        (b)     Section 4.11(a) shall not apply to:

                (i) Liens existing on the Issue Date to the extent and in the manner such Liens are in effect on the Issue Date;

                (ii) Liens securing the Notes and the related Guarantees, Liens securing Senior Debt of the Issuer or any Guarantor and any related guarantees of such Senior Debt; and

                (iii)   Permitted Liens.

        Section 4.12. LIMITATION ON OTHER SENIOR SUBORDINATED INDEBTEDNESS. The Issuer will not, and will not permit any Restricted Subsidiary that is a Guarantor to, directly or indirectly, incur any Indebtedness that is or purports to be by its terms (or by the terms of any agreement governing such Indebtedness) contractually subordinated or junior in right of payment to any Senior Debt (including Acquired Debt) of the Issuer or such Restricted Subsidiary, as the case may be, unless such Indebtedness is either:

                (i) PARI PASSU in right of payment with the Notes or such Guarantor's Guarantee (as applicable); or

                (ii) subordinate in right of payment to the Notes or such Guarantor's Guarantee (as applicable).

        Section 4.13. MAINTENANCE OF OFFICE OR AGENCY. (a) The Issuer shall maintain in the Borough of Manhattan, the City of New York, in London, England and, so long as the Euro Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange so require, in Luxembourg, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office

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or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the corporate trust office of the Trustee as set forth in Section 13.02.

        (b) The Issuer may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, in London, England and, so long as the Euro Notes are listed on the Luxembourg Stock Exchange and the rules of such stock exchange so require, in Luxembourg for such purposes. The Issuer shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        (c) The Issuer hereby designates the corporate trust office of the Trustee or its Agent, in the Borough of Manhattan, The City of New York, and in London, England and the office of the Luxembourg Paying Agent in Luxembourg, in each case as such office or agency of the Issuer in accordance with Section 2.04.

        Section 4.14. BUSINESS ACTIVITIES. (a) The Issuer shall not, and shall not permit any Restricted Subsidiary (other than a Securitization Subsidiary) to, engage in any business other than Permitted Businesses, except to such extent as would not be material to the Issuer and its Subsidiaries taken as a whole.

        (b) Prior to the Restructuring Date, the Purchaser shall not engage at any time in any business or activity other than:

                (i) the acquisition and ownership of the Equity Interests of CAG and any HC Corporation, together with incidental activities reasonably related thereto;

                (ii) the holding of cash in amounts reasonably required to pay for its own costs and expenses;

                (iii)   owing and paying legal and auditing fees;

                (iv)    HC Activities and HC Investments; and

                (v)     the servicing of the Purchaser Loan.

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                                    ARTICLE 5
                     MERGER, CONSOLIDATION OR SALE OF ASSETS

        Section 5.01. CONSOLIDATION, MERGER OR SALE OF ASSETS OF THE ISSUER. (a) The Issuer may not, directly or indirectly (x) consolidate or merge with or into or wind up into another Person (whether or not the Issuer is the surviving corporation) or (y) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person, unless, in each case:

                (i)     either:

                        (A)     the Issuer is the surviving corporation; or

                        (B) the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation organized or existing under the laws of the jurisdiction of organization of the Issuer or the United States, any state of the United States, the District of Columbia or any territory thereof (the Issuer or such Person, as the case may be, hereinafter referred to as the "SUCCESSOR COMPANY");

                (ii) the Successor Company (if other than the Issuer) expressly assumes all the obligations of the Issuer under the Notes, the Indenture and the Registration Rights Agreement pursuant to agreements reasonably satisfactory to the Trustee;

                (iii) immediately after such transaction no Default or Event of Default exists;

                (iv) after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, either

                        (A) the Successor Company (if other than the Issuer), would have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.03(a) determined on a pro forma basis (including pro forma application of the net proceeds therefrom), as if such transaction had occurred at the beginning of such four-quarter period; or

                        (B) the Fixed Charge Coverage Ratio for the Successor Company and its Restricted Subsidiaries would be

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                greater than such ratio for the Issuer and its Restricted
                Subsidiaries immediately prior to such transaction;

                (v) each Guarantor, unless it is the other party to the transactions described above, in which case clause (ii) shall apply, shall have confirmed in writing that its Guarantee shall apply to such Person's obligations under the Notes, the Indenture and the Registration Rights Agreement; and

                (vi) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such amendment or supplement (if any) comply with the Indenture.

        The Successor Company shall succeed to, and be substituted for, the Issuer under this Indenture and the Notes. Notwithstanding the foregoing clauses
(iii) and (iv) of this Section 5.01, (a) any Restricted Subsidiary (other than, prior to the Restructuring Date, the Purchaser) may consolidate with, merge into or transfer all or part of its properties and assets to the Issuer or to another Restricted Subsidiary and (b) the Issuer may merge with an Affiliate incorporated solely for the purpose of reincorporating the Issuer in a (or another) state of the United States, so long as the amount of Indebtedness of the Issuer and its Restricted Subsidiaries is not increased thereby.

        Notwithstanding anything contained in this paragraph, the Merger and the Restructuring shall be permitted. US Holdco, upon the consummation of the Merger, shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit F hereto pursuant to which US Holdco shall become the Issuer hereunder.

        Section 5.02. CONSOLIDATION, MERGER OR SALE OF ASSETS BY A GUARANTOR.
(a) Subject to the provisions of Section 11.02(b) (which govern the release of a Senior Subordinated Guarantee upon the sale, transfer or disposition of a Restricted Subsidiary of the Issuer that is a Guarantor), no Guarantor (other than the Parent Guarantor) shall, and the Issuer shall not permit any Guarantor to, consolidate or merge with or into or wind up into (whether or not such Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to any Person (other than any such sale, assignment, transfer, lease, conveyance or disposition in connection with the Transactions described in the Offering Memorandum) unless:

                (i) such Guarantor is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) or to which such sale, assignment, transfer, lease,

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        conveyance or other disposition will have been made is a corporation organized or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof (such Guarantor or such Person, as the case may be, being herein called the "SUCCESSOR GUARANTOR");

                (ii) the Successor Guarantor (if other than such Guarantor) expressly assumes all the obligations of such Guarantor under the Indenture pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee;

                (iii) immediately after such transaction no Default or Event of Default shall exist; and

                (iv) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such amendment or supplement (if any) comply with this Indenture.

        The Successor Guarantor will succeed to, and be substituted for, such Guarantor under this Indenture and the Registration Rights Agreement. Notwithstanding the foregoing, (a) a Guarantor may merge with an Affiliate incorporated solely for the purpose of reincorporating such Guarantor in another state of the United States, the District of Columbia or any territory thereof, so long as the amount of Indebtedness of the Guarantor is not increased thereby, and (b) any Guarantor may merge into or transfer all or part of its properties and assets to the Issuer or another Guarantor.

        Notwithstanding anything to the contrary herein, except as expressly permitted under this Indenture (x) no Guarantor shall be permitted to consolidate with, merge into or transfer all or part of its properties and assets to the Parent Guarantor and (y) the Purchaser shall not (prior to the Restructuring Date) be permitted to consolidate with, merge into or transfer all or part of its properties and assets to any person.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

        Section 6.01. EVENTS OF DEFAULT. An "Event of Default" occurs if:

        (a) the Issuer defaults in payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Notes when the same becomes due and payable, whether or not prohibited by
Article 10 of this Indenture,

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        (b)     the Issuer defaults in the payment when due of interest or
Liquidated Damages, if any, on or with respect to the Notes and such default continues for a period of 30 days, and, whether or not such payment shall be prohibited by Article 10,

        (c) the Issuer defaults in the performance of, or breaches any covenant, warranty or other agreement contained in this Indenture (other than a default in the performance or breach of a covenant, warranty or agreement which is specifically dealt with in clauses (a) or (b) above) and such default or breach continues for a period of 60 days after the notice specified below,

        (d) the Issuer defaults under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Issuer or any Restricted Subsidiary or the payment of which is guaranteed by the Issuer or any Restricted Subsidiary (other than Indebtedness owed to the Issuer or a Restricted Subsidiary), whether such Indebtedness or guarantee now exists or is created after the Issue Date, if
(A) such default either (1) results from the failure to pay any such Indebtedness at its stated final maturity (after giving effect to any applicable grace periods) or (2) relates to an obligation other than the obligation to pay principal of any such Indebtedness at its stated final maturity and results in the holder or holders of such Indebtedness causing such Indebtedness to become due prior to its stated maturity and (B) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal at stated final maturity (after giving effect to any applicable grace periods), or the maturity of which has been so accelerated, aggregate $45.0 million or more at any one time outstanding,

        (e) the Issuer or any Significant Subsidiary fails to pay final judgments (other than any judgments covered by insurance policies issued by reputable and creditworthy insurance companies) aggregating in excess of $45.0 million, which final judgments remain unpaid, undischarged and unstayed for a period of more than 60 days after such judgment becomes final, and an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed,

        (f) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                (i)     commences a voluntary case;

                (ii) consents to the entry of an order for relief against it in an involuntary case;

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                (iii)   consents to the appointment of a Custodian of it or for
        any substantial part of its property; or

                (iv) makes a general assignment for the benefit of its creditors or takes any comparable action under any foreign laws relating to insolvency;

        (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                (i) is for relief against the Issuer or any Significant Subsidiary in an involuntary case;

                (ii) appoints a Custodian of the Issuer or any Significant Subsidiary or for any substantial part of its property;

                (iii) orders the winding up or liquidation of the Issuer or any Significant Subsidiary; or

                (iv) or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

        (h) at any time after the Restructuring Date, any Guarantee of a Significant Subsidiary fails to be in full force and effect (including the failure of any such Guarantee to become effective immediately after the Restructuring) (except as contemplated by the terms thereof) or any Guarantor (other than the Parent Guarantor) denies or disaffirms its obligations under its Guarantee and such Default continues for 10 days.

        The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

        The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal, state or, so long as the Issuer is domiciled in Luxembourg, Luxembourg law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

        Section 6.02. ACCELERATION. If an Event of Default (other than an Event of Default specified in clauses (f) and (g) of Section 6.01 with respect to the Issuer) shall occur and be continuing, the Trustee or the holders of at least 25% in principal amount of outstanding Notes may declare the principal of and accrued interest on such Notes to be due and payable by notice in writing to the Issuer and the Trustee specifying the respective Event of Default and that it is a "notice of

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acceleration" (the "ACCELERATION NOTICE"), and the same shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clauses (f) and (g) above with respect to the Issuer occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder of the Notes. The Holders of a majority in principal amount of the Notes outstanding by notice to the Trustee may rescind an acceleration and its consequences if:

                (i) the rescission would not conflict with any judgment or decree;

                (ii) all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration;

                (iii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid;

                (iv) if the Issuer has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances; and

                (v) in the event of the cure or waiver of an Event of Default of the type described in clauses (f) and (g) of Section 6.01, the Trustee shall have received an Officers' Certificate and an opinion of counsel that such Event of Default has been cured or waived.

No such rescission shall affect any subsequent Default or impair any right consequent thereto.

        In the event of any Event of Default specified in Section 6.01(f), such Event of Default and all consequences thereof (excluding, however, any resulting payment default) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders of the Notes, if within 20 days after such Event of Default arose the Issuer delivers an Officers' Certificate to the Trustee stating that (x) the Indebtedness or guarantee that is the basis for such Event of Default has been discharged or (y) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default or (z) the default that is the basis for such Event of Default has been cured, it being understood that in no event shall an acceleration of the

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principal amount of the Notes as described above be annulled, waived or rescinded upon the happening of any such events.

        Section 6.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

        The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

        Section 6.04. WAIVER OF PAST DEFAULTS. Provided the Notes are not then due and payable by reason of a declaration of acceleration, the Holders of a majority in principal amount of the Notes outstanding by notice to the Trustee may waive an existing Default and its consequences except (a) a Default in the payment of the principal of or interest on a Note, (b) a Default arising from the failure to redeem or purchase any Note when required pursuant to the terms of this Indenture or (c) a Default in respect of a provision that under Section
9.02 cannot be amended without the consent of each Holder affected. When a Default is waived, it is deemed cured and the Issuer, the Trustee and the Holders will be restored to their former positions and rights under this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

        Section 6.05. CONTROL BY MAJORITY. The Holders of a majority in principal amount of the Notes outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability; PROVIDED, HOWEVER, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action under this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

        Section 6.06. LIMITATION ON SUITS. (a) Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to this Indenture or the Notes unless:

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                (i)     the Holder gives to the Trustee written notice stating
        that an Event of Default is continuing;

                (ii) the Holders of at least 25% in principal amount of the Notes make a written request to the Trustee to pursue the remedy;

                (iii) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to it against any loss, liability or expense;

                (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                (v) the Holders of a majority in principal amount of the Notes outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

        (b) A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

        Section 6.07. RIGHTS OF THE HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed or provided for in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

        Section 6.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer or any other obligor on the Notes for the whole amount then due and owing (together with interest on overdue principal and (to the extent lawful) on any unpaid interest at the rate provided for in the Notes) and the amounts provided for in Section 7.07.

        Section 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation, expenses disbursements and advances of the Trustee (including counsel, accountants, experts or such other professionals as the Trustee deems necessary, advisable or appropriate)) and the Holders allowed in any judicial proceedings relative to the Issuer or any Guarantor, their creditors or their property, shall be entitled to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matters and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of

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a trustee in bankruptcy or other Person performing similar functions, and any
Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

        Section 6.10. PRIORITIES. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

                FIRST:  to the Trustee for amounts due under Section 7.07;

                SECOND: to holders of Senior Debt of the Issuer to the extent required by Article 10 and to holders of Senior Debt of the Guarantors to the extent required by Article 12;

                THIRD: to the Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

                FOURTH: to the Issuer or, to the extent the Trustee collects any amount for any Guarantor, to such Guarantor.

        The Trustee may fix a record date and payment date for any payment to the Holders pursuant to this Section. At least 15 days before such record date, the Trustee shall mail to each Holder and the Issuer a notice that states the record date, the payment date and amount to be paid.

        Section 6.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Notes.

        Section 6.12. WAIVER OF STAY OR EXTENSION LAWS. Neither the Issuer nor any Guarantor (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of,

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any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and each Guarantor (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7
                                     TRUSTEE

        Section 7.01. DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b)     Except during the continuance of an Event of Default:

                (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of certificates or opinions required by any provision hereof to be provided to it, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

        (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i)     this paragraph does not limit the effect of paragraph
        (b) of this Section;

                (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

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                (iii)   the Trustee shall not be liable with respect to any
        action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05; and

                (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

        (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

        (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

        (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

        (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

        Section 7.02. RIGHTS OF TRUSTEE. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

        (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

        (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

        (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Trustee's conduct does not constitute willful misconduct or negligence.

        (e) The Trustee may consult with counsel of its own selection and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

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        (f)     The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document unless requested in writing to do so by the Holders of not less than a majority in principal amount of the Notes at the time outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, at the expense of the Issuer and shall incur no liability of any kind by reason of such inquiry or investigation.

        (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

        (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

        Section 7.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent or Registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

        Section 7.04. TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Guarantee or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer or any Guarantor in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication. The Trustee shall not be charged with knowledge of any Default or Event of Default under Sections 6.01(c), (d), (e) or (h) or of the identity of any Significant Subsidiary unless either (a) a Trust Officer shall have actual knowledge thereof or (b) the Trustee shall have received notice thereof in accordance with Section 13.02 hereof from the Issuer, any Guarantor or any Holder.

        Section 7.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Holder

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notice of the Default within the earlier of 90 days after it occurs or 30 days after it is actually known to a Trust Officer or written notice of it is received by the Trustee. Except in the case of a Default in the payment of principal of, premium (if any) or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of the Holders.

        Section 7.06. REPORTS BY TRUSTEE TO THE HOLDERS. As promptly as practicable after each September 30 beginning with the September 30 following the date of this Indenture, and in any event prior to September 30 in each year, the Trustee shall mail to each Holder a brief report dated as of such September 30 that complies with Section 313(a) of the TIA if and to the extent required thereby. The Trustee shall also comply with Section 313(b) of the TIA.

        A copy of each report at the time of its mailing to the Holders shall be filed with the SEC and each stock exchange (if any) on which the Notes are listed. The Issuer agrees to notify promptly the Trustee whenever the Notes become listed on any stock exchange and of any delisting thereof.

        Section 7.07. COMPENSATION AND INDEMNITY. The Issuer shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer and each Guarantor, jointly and severally shall indemnify the Trustee against any and all loss, liability, claim, damage or expense (including reasonable attorneys' fees and expenses) incurred by or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture or Guarantee against the Issuer or a Guarantor (including this Section 7.07) and defending itself against or investigating any claim (whether asserted by the Issuer, any Guarantor, any Holder or any other Person). The Trustee shall notify the Issuer of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; PROVIDED, HOWEVER, that any failure so to notify the Issuer shall not relieve the Issuer or any Guarantor of its indemnity obligations hereunder. The Issuer shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuer's expense in the defense. Such indemnified parties may have separate counsel and the Issuer and the Guarantors, as applicable shall pay the fees and expenses of such counsel; PROVIDED, HOWEVER, that the Issuer shall not be required to pay such fees and expenses if it assumes such indemnified parties' defense and, in such indemnified parties' reasonable judgment, there is no conflict of interest between the Issuer and the Guarantors, as applicable, and such parties

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in connection with such defense. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party through such party's own willful misconduct, negligence or bad faith.

        To secure the Issuer's and the Guarantors' payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes.

        The Issuer's and the Guarantors' payment obligations pursuant to this Section shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(f) or (g) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

        Section 7.08. REPLACEMENT OF TRUSTEE. (a) The Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in principal amount of the Notes outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Issuer shall remove the Trustee if:

                (i)     the Trustee fails to comply with Section 7.10;

                (ii)    the Trustee is adjudged bankrupt or insolvent;

                (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                (iv)    the Trustee otherwise becomes incapable of acting.

        (b) If the Trustee resigns, is removed by the Issuer or by the Holders of a majority in principal amount of the Notes outstanding and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

        (c) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.07.

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        (d)     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Notes may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor Trustee.

        (e) If the Trustee fails to comply with Section 7.10, unless the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA, any Holder who has been a bona fide holder of a Note for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        (f) Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

        Section 7.09. SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

        In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture PROVIDED that the certificate of the Trustee shall have.

        Section 7.10. ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of Section 310(a) of the TIA. The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with
Section 310(b) of the TIA, subject to its right to apply for a stay of its duty to resign under the penultimate paragraph of Section 310(b) of the TIA; PROVIDED, HOWEVER, that there shall be excluded from the operation of Section 310(b)(1) of the TIA any series of securities issued under this Indenture and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the TIA are met.

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        Section 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The
Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated.

                                    ARTICLE 8
                       DISCHARGE OF INDENTURE; DEFEASANCE

        Section 8.01. DISCHARGE OF LIABILITY ON NOTES. This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Notes, as expressly provided for in this Indenture) as to all outstanding Notes:

        (a)     when either:

                (i) all the Notes theretofore authenticated and delivered (other than Notes pursuant to Section 2.08 which have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust) have been delivered to the Trustee for cancellation; or

                (ii) all of the Notes (a) have become due and payable, (b) will become due and payable at their stated maturity within one year or
        (c) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders, (x) in respect of Dollar Notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities and (y) in respect of Euro Notes, cash in Euros, EU Government Obligations or a combination thereof, in each case in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not delivered to the Trustee for cancellation for principal, premium and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

        (b) the Issuer and/or the Guarantors has paid or caused to be paid all sums payable by it under this Indenture;

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        (c)     the Issuer has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or the redemption date, as the case may be; and

        (d) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

        Section 8.02. DEFEASANCE. (a) The Issuer may, at its option and at any time, elect to have all of its obligations discharged with respect to the outstanding Notes issued under the Indenture ("LEGAL DEFEASANCE") except for:

                (i) the rights of holders of outstanding Notes issued thereunder to receive payments in respect of the principal of, or interest or premium and Liquidated Damages, if any, on such Notes when such payments are due from the trust referred to below;

                (ii) the Issuer's obligations with respect to the Notes issued thereunder concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust;

                (iii) the rights, powers, trusts, duties and immunities of the Trustee, and the Issuer's obligations in connection therewith; and

                (iv)    this Section 8.02(a).

        (b) The Issuer may, at its option and at any time, elect to have its obligations released with respect to Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13 and the operation of Article 5 and Sections 6.01(c), 6.01(d), 6.01(e), 6.01(f) (with respect to Significant Subsidiaries of the Issuer only), 6.01(g) (with respect to Significant Subsidiaries of the Issuer only) and 6.01(h) of this Indenture ("COVENANT DEFEASANCE") and thereafter any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the Notes. The Issuer may exercise its Legal Defeasance option notwithstanding its prior exercise of its Covenant Defeasance option. In the event the Issuer terminates all of its obligations under the Dollar Notes and/or Euro Notes and this Indenture (with respect to such Notes) by exercising its Legal Defeasance option or its Covenant Defeasance option, the obligations of each Guarantor under its Guarantee of such Notes shall be terminated simultaneously with the termination of such obligations.

        If the Issuer exercises its Legal Defeasance option, payment of the Notes so defeased may not be accelerated because of an Event of Default. If the Issuer

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exercises its Covenant Defeasance option, payment of the Notes so defeased may not be accelerated because of an Event of Default specified in Sections 6.01(c), 6.01(d), 6.01(e), 6.01(f) (with respect to Significant Subsidiaries of the Issuer only) and 6.01(g) (with respect to Significant Subsidiaries of the Issuer only) or because of the failure of the Issuer to comply with Section 5.01.

        Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

        (c) Notwithstanding clauses (a) and (b) above, the Issuer's obligations in Sections 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 7.07, 7.08 and in
this Article 8 shall survive until the Notes have been paid in full. Thereafter, the Issuer's obligations in Sections 7.07, 8.06 and 8.07 shall survive such satisfaction and discharge.

        Section 8.03. CONDITIONS TO DEFEASANCE. (a) The Issuer may exercise its Legal Defeasance option or its Covenant Defeasance option only if:

                (i) the Issuer has irrevocably deposited with the Trustee, in trust, for the benefit of the holders of the Notes issued thereunder,
        (A) in respect of the Dollar Notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities and (B) in respect of the Euro Notes, cash in Euros, EU Government Obligations or a combination thereof, in each case in amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or interest and premium and Liquidated Damages, if any, on the outstanding Notes issued thereunder on the stated maturity or on the applicable redemption date, as the case may be, and the Issuer must specify whether the Notes are being defeased to maturity or to a particular redemption date;

                (ii) in the case of Legal Defeasance, the Issuer has delivered to the Trustee an opinion of counsel reasonably acceptable to the Trustee confirming that (a) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel will confirm that, the holders of the respective outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                (iii) in the case of Covenant Defeasance, the Issuer has delivered to the Trustee an Opinion of Counsel reasonably acceptable to

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        the Trustee confirming that the holders of the respective outstanding
        Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                (iv) no Default or Event of Default has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit and the granting of Liens in connection therewith) or insofar as Events of Default (other than Events of Default resulting from the borrowing of funds to be applied to such deposit and the granting of Liens in connection therewith) resulting from the borrowing of funds or insolvency events are concerned, at any time in the period ending on (a) if the Issuer is organized under the laws of Luxembourg, the 191st day after the date of deposit or (b) otherwise, the 91st day after the date of deposit;

                (v) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Issuer or any of its Restricted Subsidiaries is a party or by which the Issuer or any of its Restricted Subsidiaries is bound;

                (vi) the Issuer must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Issuer with the intent of preferring the holders of Notes over the other creditors of the Issuer with the intent of defeating, hindering, delaying or defrauding creditors of the Issuer or others; and

                (vii) the Issuer must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance as contemplated by this Article 8 have been complied with.

        (b) Before or after a deposit, the Issuer may make arrangements satisfactory to the Trustee for the redemption of such Notes at a future date in accordance with Article 3.

        Section 8.04. APPLICATION OF TRUST MONEY. The Trustee shall hold in trust money or Government Obligations (including proceeds thereof) deposited with it pursuant to this Article 8. It shall apply the deposited money and the money from Government Obligations through each Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Notes so discharged or defeased. Money and securities so held in trust are not subject to
Article 10 or 12.

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        Section 8.05. REPAYMENT TO ISSUER. Each of the Trustee and each Paying
Agent shall promptly turn over to the Issuer upon request any money or Government Obligations held by it as provided in this Article which, in the written opinion of nationally recognized firm of independent public accountants delivered to the Trustee (which delivery shall only be required if Government Obligations have been so deposited), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent discharge or defeasance in accordance with this Article.

        Subject to any applicable abandoned property law, the Trustee and each Paying Agent shall pay to the Issuer upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Issuer for payment as general creditors, and the Trustee and each Paying Agent shall have no further liability with respect to such monies.

        Section 8.06. INDEMNITY FOR GOVERNMENT OBLIGATIONS. The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited Government Obligations or the principal and interest received on such Government Obligations.

        Section 8.07. REINSTATEMENT. If the Trustee or any Paying Agent is unable to apply any money or Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Notes so discharged or defeased shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or any Paying Agent is permitted to apply all such money or Government Obligations in accordance with this Article 8; PROVIDED, HOWEVER, that, if the Issuer has made any payment of principal of or interest on, any such Notes because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Obligations held by the Trustee or any Paying Agent.

                                    ARTICLE 9
                             AMENDMENTS AND WAIVERS

        Section 9.01. WITHOUT CONSENT OF THE HOLDERS. (a) The Issuer and the Trustee may amend or supplement this Indenture or the Notes without notice to or consent of any Holder:

                (i)     to cure any ambiguity, defect or inconsistency;

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                (ii)    to provide for uncertificated Notes in addition to or in
        place of certificated Notes; PROVIDED, HOWEVER, that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the Code;

                (iii) to provide for the assumption of the Issuer's obligations to holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the Issuer's assets pursuant to
        Article 5 hereof;

                (iv) to add any Guarantee of the Notes or to release the Parent Guarantee or any other Guarantee in ;

                (v) to add to the covenants of the Issuer for the benefit of the Holders or to surrender any right or power herein conferred upon the Issuer;

                (vi) to comply with any requirement of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                (vii) to make any change that would provide additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under this Indenture of any Holder; or

                (viii) to provide for the issuance of the Exchange Notes or Additional Notes, which shall have terms substantially identical in all material respects to the Initial Notes, and which shall be treated, together with any outstanding Initial Notes, as a single issue of securities.

        (b) An amendment under this Section 9.01 may not make any change that adversely affects the rights under Article 10 or Article 12 of any holder of Senior Debt of the Issuer or a Guarantor then outstanding unless the holders of such Senior Debt (or any group or Representative thereof authorized to give a consent) consent to such change.

        After an amendment under this Section 9.01 becomes effective, the Issuer shall mail to the Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.01.

        Section 9.02. WITH CONSENT OF THE HOLDERS. The Indenture or the Notes issued thereunder may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the Notes then outstanding issued under the Indenture (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and

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any existing default or compliance with any provision of the Indenture or the
Notes issued thereunder may be waived with the consent of the holders of a majority in principal amount of the then outstanding Notes issued under the Indenture (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes); PROVIDED, HOWEVER, that if any amendment, waiver or other modification will only affect the Dollar Notes or the Euro Notes, only the consent of the holders of at least a majority in principal amount of the then outstanding Dollar Notes or Euro Notes (and not the consent of at least a majority of all Notes), as the case may be, shall be required. However, without the consent of each Holder of an outstanding Note affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting member):

                (i) reduce the principal amount of Notes whose holders must consent to an amendment, supplement or waiver;

                (ii) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than pursuant to Sections 4.06 or 4.08 hereof),

                (iii) reduce the rate of or change the time for payment of interest on any Note,

                (iv) waive a Default or Event of Default in the payment of principal of, or interest or premium, or Liquidated Damages, if any, on the Notes (except a rescission of acceleration of the Notes by the holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration),

                (v) make any Note payable in money other than that stated in the Notes,

                (vi) release any Guarantee by a Wholly Owned Restricted Subsidiary,

                (vii) make any change in Article 10, Article 11 or Article 12 with respect to Guarantees by Senior Obligation Guarantors that adversely affects the rights of any Holder under Article 10, Article 11 or Article 12,

                (viii) make any change in Section 6.04 or 6.07 or the second sentence of this Section 9.02, or

                (ix) waive a redemption payment with respect to any Note issued thereunder (other than a payment required by Sections 4.06 or 4.08 hereof).

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        It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

        An amendment under this Section 9.02 may not make any change that adversely affects the rights under Article 10 or Article 12 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or Representative thereof authorized to give a consent) consent to such change.

        After an amendment under this Section 9.02 becomes effective, the Issuer shall mail to the Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02.

        Section 9.03. COMPLIANCE WITH TRUST INDENTURE ACT. From the date on which this Indenture is qualified under the TIA, every amendment, waiver or supplement to this Indenture or the Notes shall comply with the TIA as then in effect.

        Section 9.04. REVOCATION AND EFFECT OF CONSENTS AND WAIVERS. (a) A consent to an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Note or portion of the Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate from the Issuer certifying that the requisite principal amount of Notes have consented. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver becomes effective upon the (i) receipt by the Issuer or the Trustee of consents by the Holders of the requisite principal amount of securities, (ii) satisfaction of conditions to effectiveness as set forth in this Indenture and any indenture supplemental hereto containing such amendment or waiver and (iii) execution of such amendment or waiver (or supplemental indenture) by the Issuer and the Trustee.

        (b) The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No

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such consent shall be valid or effective for more than 120 days after such record date.

        Section 9.05. NOTATION ON OR EXCHANGE OF NOTES. If an amendment, supplement or waiver changes the terms of a Note, the Issuer may require the Holder of the Note to deliver it to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determines, the Issuer in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, supplement or waiver.

        Section 9.06. TRUSTEE TO SIGN AMENDMENTS. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but is not required to sign it. In signing such amendment, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and shall be provided with, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment, supplement or waiver is authorized or permitted by this Indenture and that such amendment, supplement or waiver is the legal, valid and binding obligation of the Issuer and the Guarantors, enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03).

        Section 9.07. PAYMENT FOR CONSENT. The Issuer will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any holder of Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

        Section 9.08. ADDITIONAL VOTING TERMS; CALCULATION OF PRINCIPAL AMOUNT. Except as provided in the proviso to the first sentence of Section 9.02, all Notes issued under this Indenture shall vote and consent together on all matters (as to which any of such Notes may vote) as one class and no series of Notes will have the right to vote or consent as a separate class on any matter. Determinations as to whether Holders of the requisite aggregate principal amount of Notes have concurred in any direction, waiver or consent shall be made in accordance with this Article 9 and Section 2.14.

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                                   ARTICLE 10
                                  SUBORDINATION

        Section 10.01. AGREEMENT TO SUBORDINATE. The Issuer agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full of all existing and future Senior Debt of the Issuer and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt. The Notes shall in all respects rank PARI PASSU in right of payment with all existing and future PARI PASSU Indebtedness of the Issuer and shall rank senior in right of payment to all existing and future Subordinated Indebtedness of the Issuer; and only Indebtedness of the Issuer that is Senior Debt of the Issuer shall rank senior to the Notes in accordance with the provisions set forth herein. All provisions in this Article 10 shall be subject to Section 10.12.

        Section 10.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of the assets of the Issuer to creditors upon a total or partial liquidation or a total or partial dissolution of the Issuer or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Issuer or its property, holders of Senior Debt will be entitled to receive payment in full of all Obligations due in respect of Senior Debt (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt, whether or not such interest is an allowed or allowable claim under applicable law) before the holders of Notes will be entitled to receive any Subordinated Note Payments (other than Permitted Junior Securities) with respect to the Notes, in the event of any distribution to creditors of the Issuer:

        (a)     in a liquidation or dissolution of the Issuer;

        (b) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Issuer or its property;

        (c)     in an assignment for the benefit of creditors; or

        (d)     in any marshaling of the Issuer's assets and liabilities.

        Section 10.03. DEFAULT ON DESIGNATED SENIOR DEBT. (a) The Issuer shall not make any Subordinated Note Payments (other than Permitted Junior Securities) in respect of the Notes if:

                (1) a payment default on Designated Senior Debt occurs and is continuing beyond any applicable grace period; or

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                (2)     any other default occurs and is continuing on any series
        of Designated Senior Debt that permits holders of that series of Designated Senior Debt to accelerate its maturity and the Trustee receives a notice of such default (a "PAYMENT BLOCKAGE NOTICE") from the holders of any Designated Senior Debt.

        (b)     Subordinated Note Payments may and will be resumed:

                (1) in the case of a payment default, upon the date on which such default is cured or waived; and

                (2) in the case of a nonpayment default, upon the earlier of the date on which such nonpayment default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any Designated Senior Debt has been accelerated.

        (c) No new Payment Blockage Notice may be delivered unless and until:

                (1) 360 days have elapsed since the delivery of the immediately prior Payment Blockage Notice; and

                (2) all scheduled payments of principal, interest and premium and Liquidated Damages, if any, on the Notes that have come due have been paid in full in cash.

No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee will be, or be made, the basis for a subsequent Payment Blockage Notice unless such default has been cured or waived for a period of not less than 90 days.

        (d) If the Trustee or any holder of the Notes receives a Subordinated Note Payment when (i) the payment is prohibited by these subordination provisions and (ii) the Trustee or the holder has actual knowledge that the payment is prohibited, the Trustee or the holder, as the case may be, will hold such Subordinated Note Payment in trust for the benefit of the holders of Senior Debt. Upon the proper written request of the holders of Senior Debt, the Trustee or the holder, as the case may be, will deliver the Subordinated Note Payment in trust to the holders of Senior Debt or their proper Representative.

        Section 10.04. ACCELERATION OF PAYMENT OF NOTES. If payment of the Notes is accelerated because of an Event of Default, the Issuer or the Trustee (PROVIDED, that the Trustee shall have received written notice from the Issuer, on which notice the Trustee shall be entitled to conclusively rely) shall promptly notify the

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holders of the Designated Senior Debt of the Issuer (or their Representative) of the acceleration.

        Section 10.05. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution is made to the Holders that because of this Article 10 should not have been made to them, the Holders who receive the distribution shall hold it in trust for holders of Senior Debt of the Issuer and pay it over to them as their interests may appear.

        Section 10.06. SUBROGATION. After all Senior Debt of the Issuer is paid in full and until the Notes are paid in full, the Holders shall be subrogated to the rights of holders of such Senior Debt to receive distributions applicable to Senior Debt of the Issuer. A distribution made under this Article 10 to holders of such Senior Debt which otherwise would have been made to the Holders is not, as between the Issuer and the Holders, a payment by the Issuer on such Senior Debt.

        Section 10.07. RELATIVE RIGHTS. This Article 10 defines the relative rights of the Holders and holders of Senior Debt of the Issuer. Nothing in this Indenture shall:

        (a) impair, as between the Issuer and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms; or

        (b) prevent the Trustee or any Holder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Debt of the Issuer to receive distributions otherwise payable to the Holders.

        Section 10.08. SUBORDINATION MAY NOT BE IMPAIRED BY ISSUER. No right of any holder of Senior Debt of the Issuer to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Issuer or by its failure to comply with this Indenture.

        Section 10.09. RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding
Section 10.03, the Trustee or any Paying Agent may continue to make payments on the Notes and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article 10. The Issuer, the Registrar, any Paying Agent, a Representative or a holder of Senior Debt of the Issuer may give the notice; PROVIDED, HOWEVER, that, if an issue of Senior Debt of the Issuer has a Representative, only the Representative may give the notice.

        The Trustee in its individual or any other capacity may hold Senior Debt of the Issuer with the same rights it would have if it were not Trustee. The

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Registrar and any Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Debt of the Issuer which may at any time be held by it, to the same extent as any other holder of such Senior Debt; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.07 or any other Section of this Indenture.

        Section 10.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Debt of the Issuer, the distribution may be made and the notice given to their Representative (if any).

        Section 10.11. ARTICLE 10 NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT TO ACCELERATE. The failure to make a payment pursuant to the Notes by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of a Default. Nothing in this Article 10 shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Notes.

        Section 10.12. TRUST MONIES NOT SUBORDINATED. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of Government Obligations held in trust under Article 8 by the Trustee and deposited at a time when permitted by the subordination provisions of this
Article 10 for the payment of principal of and interest on the Notes shall not be subordinated to the prior payment of any Senior Debt of the Issuer or subject to the restrictions set forth in this Article 10, and none of the Holders shall be obligated to pay over any such amount to the Issuer or any holder of Senior Debt of the Issuer or any other creditor of the Issuer.

        Section 10.13. TRUSTEE ENTITLED TO RELY. Upon any payment or distribution pursuant to this Article 10, the Trustee and the Holders shall be entitled to rely (a) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (b) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or
(c) upon the Representatives for the holders of Senior Debt of the Issuer for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Debt and other Indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Debt of the Issuer to participate in any payment or distribution pursuant to this
Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights

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of such Person under this Article 10, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 10.

        Section 10.14. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder by accepting a Note authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Debt of the Issuer as provided in this Article 10 and appoints the Trustee as attorney-in-fact for any and all such purposes.

        Section 10.15. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Issuer and shall not be liable to any such holders if it shall mistakenly pay over or distribute to the Holders or the Issuer or any other Person money or assets to which any holders of Senior Debt of the Issuer shall be entitled by virtue of this Article 10 or otherwise.

        Section 10.16. RELIANCE BY HOLDERS OF SENIOR DEBT ON SUBORDINATION PROVISIONS. Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt of the Issuer, whether such Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of such Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Issuer may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders to the holders of the Senior Debt of the Issuer, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt of the Issuer, or otherwise amend or supplement in any manner Senior Debt of the Issuer, or any instrument evidencing the same or any agreement under which Senior Debt of the Issuer is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of the Issuer;
(iii) release any Person liable in any manner for the payment or collection of Senior Debt of the Issuer; and (iv) exercise or refrain from exercising any rights against the Issuer and any other Person.

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                                   ARTICLE 11
                                   GUARANTEES

        Section 11.01. GUARANTEES OF THE NOTES. (a) Upon issuance of the Notes, the Guaranteed Obligations (as defined below) of the Issuer pursuant to the Notes, including any repurchase obligation resulting from a Change of Control, shall be unconditionally guaranteed by the Parent Guarantor, which Guarantee may be released at any time after the issuance of the Notes at the option of the Issuer and the Parent Guarantor. From and after the completion of the Restructuring, the Guaranteed Obligations of the Issuer pursuant to the Notes, including any repurchase obligation resulting from a Change of Control, shall be unconditionally guaranteed, jointly and severally, on an unsecured subordinated basis, by each Wholly Owned Restricted Subsidiary of the Issuer that guarantees the Issuer's obligations under the Credit Agreement (each, a "GUARANTOR"). Notwithstanding the foregoing, if at any time any Restricted Subsidiary that is a Guarantor but is not, pursuant to the immediately preceding sentence, required to be a Guarantor (a "NON-WHOLLY OWNED SENIOR OBLIGATION GUARANTOR") constitutes, either alone or together with all other Non-Wholly Owned Senior Obligation Guarantors at such time (considered for this purpose as a single subsidiary and determined on a combined or consolidated basis, as applicable), a Significant Subsidiary of the Issuer, then the Issuer shall within 20 days cause one or more Non-Wholly Owned Senior Obligation Guarantors to become Guarantors in accordance with the provisions of this section such that, after giving effect to all such additional Guarantors, no Non-Wholly Owned Senior Obligation Guarantor that is not a Guarantor, either alone or together with all other Non-Wholly Owned Senior Obligation Guarantors that are not Guarantors at such time (considered for this purpose as a single subsidiary and determined as provided above), shall constitute a Significant Subsidiary of the Issuer.

        (b) Each Guarantor agrees that its Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations, or, solely in the case of the Guarantee by the Parent Guarantor, until such time following the issuance of the Notes that the Issuer and the Parent Guarantor elect in their sole discretion to release such Guarantee. Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Issuer or otherwise.

        (c) Upon the occurrence of the Guarantee by any Restricted Subsidiary of the obligations of the Issuer under the Credit Agreement that is, pursuant to the first paragraph of this section, required thereby to provide a Note Guarantee, the Issuer will cause each such Restricted Subsidiary (other than a Securitization Subsidiary) to execute a Note Guarantee or Guarantee Supplement, satisfactory in form and substance to the Trustee (and with such documentation relating thereto

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as the Trustee may require, including, without limitation, opinions of counsel as to the enforceability of such guarantee), pursuant to which such Restricted Subsidiary will become a Guarantor; PROVIDED, HOWEVER, that the guarantee provided by any Guarantor in respect of the Credit Agreement shall be senior to its Note Guarantee pursuant to subordination provisions substantially as contained in Article 12 hereof.

        (d) Each Guarantor hereby jointly and severally, irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to each Holder and to the Trustee and its successors and assigns (i) the full and punctual payment when due, whether at Stated Maturity, by acceleration, by redemption or otherwise, of all obligations of the Issuer under this Indenture (including obligations to the Trustee) and the Notes, whether for payment of principal of, premium, if any, or interest on in respect of the Notes and all other monetary obligations of the Issuer under this Indenture and the Notes and
(ii) the full and punctual performance within applicable grace periods of all other obligations of the Issuer whether for fees, expenses, indemnification or otherwise under this Indenture and the Notes (all the foregoing being hereinafter collectively called the "GUARANTEED OBLIGATIONS"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from each such Guarantor, and that each such Guarantor shall remain bound under this Article 11 notwithstanding any extension or renewal of any Guaranteed Obligation.

        (e) Each Guarantor waives presentation to, demand of payment from and protest to the Issuer of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Notes or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person under this Indenture, the Notes or any other agreement or otherwise; (ii) any extension or renewal of this Indenture, the Notes or any other agreement; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (iv) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any Guarantor; (v) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (vi) any change in the ownership of such Guarantor, except as provided in Section 11.02(b).

        (f) Each Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among the Guarantors, if applicable, such that such Guarantor's obligations would be less than the full amount claimed. Each Guarantor hereby waives any right to which it may be entitled to have the assets of the Issuer first be used and depleted as payment of the Issuer's

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or such Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Guarantor hereunder. Each Guarantor hereby waives any right to which it may be entitled to require that the Issuer be sued prior to an action being initiated against such Guarantor.

        (g) Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

        (h) The Guarantee of each Guarantor is, to the extent and in the manner set forth in Article 12, subordinated and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Debt of the relevant Guarantor and is made subject to such provisions of this Indenture.

        (i) Except as expressly set forth in Sections 8.01(b), 11.02 and 11.06, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity.

        (j) In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Issuer to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations,
(ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by applicable law) and (iii) all other monetary obligations of the Issuer to the Holders and the Trustee.

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        (k)     Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guaranteed Obligations guaranteed hereby until payment in full of all Guaranteed
Obligations and all obligations to which the Guaranteed Obligations are subordinated as provided in Article 12. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand,
(i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of any Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and
(ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section 11.01.

        (l) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section 11.01.

        (m) Upon request of the Trustee, each Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

        Section 11.02. LIMITATION ON LIABILITY. (a) Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture or the Guarantees, as they relate to such Guarantor, subject to avoidance under applicable fraudulent conveyance provisions of the United States Bankruptcy Code or other comparable provision of applicable law.

        (b) A Guarantor shall be automatically and unconditionally released and discharged from all of its obligations under its Guarantee of the Guaranteed Obligations under this Article 11 if:

                (i) (A) all of its assets or Capital Stock is sold or transferred, in each case in a transaction in compliance with Section
        4.06 hereof,

                        (B) the Guarantor merges with or into, or consolidates with or amalgamates with, or transfers all or substantially all of its assets to, another Person in compliance with Article 5 hereof,

                        (C) (x) the guarantee of the Credit Agreement, except a discharge or release by or as a result of payment under such guarantee or (y) the Indebtedness that resulted in the creation of such Guarantee, as the case may be, is released or discharged, or

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                        (D)     such Guarantor is designated an Unrestricted
                Subsidiary in accordance with the terms of the Indenture; and

                (ii) such Guarantor has delivered to the Trustee a certificate of a Responsible Officer and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transaction have been complied with; and

                (iii) such Guarantor is released from its guarantee of the Credit Agreement.

        A Guarantee by a Guarantor also shall be automatically released upon the applicable Guarantor ceasing to be a Guarantor as a result of any foreclosure of any pledge or security interest securing Bank Indebtedness or other exercise of remedies in respect thereof or if such Guarantor is released from its guarantees of, and all pledges and security interests granted in connection with, the Credit Agreement and any other Indebtedness results in the obligation to guarantee the Notes.

        Section 11.03. SUCCESSORS AND ASSIGNS. This Article 11 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Notes shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

        Section 11.04. NO WAIVER. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 11 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 11 at law, in equity, by statute or otherwise.

        Section 11.05. MODIFICATION. No modification, amendment or waiver of any provision of this Article 11, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

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        Section 11.06. EXECUTION OF SUPPLEMENTAL INDENTURE FOR FUTURE
GUARANTORS. (a) Each Subsidiary and other Person which is required to become a Guarantor pursuant to this Article 11 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit F hereto pursuant to which such Subsidiary or other Person shall become a Guarantor under this
Article 11 and shall guarantee the Guaranteed Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Issuer shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary or other Person and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms and/or to such other matters as the Trustee may reasonably request.

        Section 11.07. NON-IMPAIRMENT. The failure to endorse a Guarantee on any Note shall not affect or impair the validity thereof.

                                   ARTICLE 12
                         SUBORDINATION OF THE GUARANTEES

        Section 12.01. AGREEMENT TO SUBORDINATE. Each Guarantor agrees, and each Holder by accepting a Note agrees, that the obligations of a Guarantor hereunder are subordinated in right of payment, to the extent and in the manner provided in this Article 12, to the prior payment in full of all existing and future Senior Debt of such Guarantor and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt of such Guarantor. The obligations hereunder with respect to a Guarantor shall in all respects rank PARI PASSU in right of payment with all existing and future Pari Passu Indebtedness of such Guarantor and shall rank senior in right of payment to all existing and future Subordinated Indebtedness of such Guarantor; and only Indebtedness of such Guarantor that is Senior Debt of such Guarantor shall rank senior to the obligations of such Guarantor in accordance with the provisions set forth herein. For purposes of this Article 12, the Indebtedness evidenced by the Notes shall be deemed to include any Liquidated Damages payable pursuant to the provisions set forth in the Notes and the Registration Rights Agreement. All provisions of this Article 12 shall be subject to Section 12.16.

        Section 12.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment or distribution of the assets of a Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of such Guarantor or in a bankruptcy,

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reorganization, insolvency, receivership or similar proceeding relating to such
Guarantor and its properties:

        (a) holders of Senior Debt of such Guarantor shall be entitled to receive payment in full in cash of such Senior Debt (including interest accruing after, or which would accrue but for, the commencement of any such proceeding at the rate specified in the applicable Senior Debt, whether or not a claim for such interest would be allowed) before the Holders shall be entitled to receive any payment pursuant to any Guaranteed Obligations from such Guarantor; and

        (b) until the Senior Debt of such Guarantor is paid in full in cash, any payment or distribution to which the Holders would be entitled but for this
Article 12 shall be made to holders of such Senior Debt as their interests may appear, except that the Holders may receive and retain Permitted Junior Securities.

        Section 12.03. DEFAULT ON DESIGNATED SENIOR DEBT OF A GUARANTOR. A Guarantor may not make any payment pursuant to any of the Guaranteed Obligations or otherwise purchase, redeem or otherwise retire any Notes (except that the Holders may receive and retain (a) Permitted Junior Securities and (b) payments made from the trust described under Article 8 if:

                (1) a default in the payment of the principal of, premium, if any, or interest on any Designated Senior Debt of such Guarantor occurs and is continuing or any other amount owing in respect of any Designated Senior Debt of such Guarantor is not paid when due, or

                (2) any other default on Designated Senior Debt of such Guarantor occurs and the maturity of such Designated Senior Debt of such Guarantor is accelerated in accordance with its terms,

unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Debt has been paid in full in cash; PROVIDED, HOWEVER, such Guarantor may make payments pursuant to Guaranteed Obligations without regard to the foregoing if such Guarantor and the Trustee receive written notice approving such payment from the Representative of the holders of such Designated Senior Debt with respect to which either of the events set forth in clause (1) or (2) of this sentence has occurred and is continuing. During the continuance of any default (other than a default described in clause (1) or (2) of the preceding sentence) with respect to any Designated Senior Debt of a Guarantor pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, such Guarantor may not make payments in respect of Guaranteed Obligations for a period (a "GUARANTEE PAYMENT BLOCKAGE PERIOD") commencing upon the receipt by the Trustee (with a copy to such Guarantor and the Issuer) of written notice (a

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"GUARANTEE BLOCKAGE NOTICE") of such default from the Representative of the holders of such Designated Senior Debt specifying an election to effect a Guarantee Payment Blockage Period and ending 179 days thereafter (or earlier if such Guarantee Payment Blockage Period is terminated (i) by written notice to the Trustee, such Guarantor and the Issuer from the Person or Persons who gave such Guarantee Blockage Notice; (ii) by repayment in full in cash of such Designated Senior Debt; or (iii) because the default giving rise to such Guarantee Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section 12.03 and in Section 12.02(b)), unless the holders of such Designated Senior Debt or the Representative of such holders shall have accelerated the maturity of such Designated Senior Debt or a payment default exists, such Guarantor may resume payments on its Senior Subordinated Guarantee after the end of such Guarantee Payment Blockage Period (including any missed payments). Not more than one Guarantee Blockage Notice may be given with respect to a Guarantor in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period. In no event, however, may the total number of days during which any Guarantee Payment Blockage Period is in effect exceed 179 days in the aggregate during any 360 consecutive day period. For purposes of this Section 12.03, no default or event of default that existed or was continuing on the date of the commencement of any Guarantee Payment Blockage Period with respect to the Designated Senior Debt initiating such Guarantee Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Guarantee Payment Blockage Period by the Representative of such Designated Senior Debt, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being understood that any subsequent action or any breach of any financial covenants for a period commencing after the date of commencement of such Guarantee Payment Blockage Period that, in either case, would give rise to an event of default pursuant to any provision of the Designated Senior Debt under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

        Section 12.04. DEMAND FOR PAYMENT. If payment of the Notes is accelerated because of an Event of Default and a demand for payment is made on a Guarantor pursuant to Article 11, the Issuer, the Guarantor or the Trustee (PROVIDED that the Trustee shall have received written notice from the Issuer or such Guarantor, on which notice the Trustee shall be entitled to conclusively rely) shall promptly notify the holders of the Designated Senior Debt of such Guarantor (or the Representative of such holders) of such demand.

        Section 12.05. WHEN DISTRIBUTION MUST BE PAID OVER. If a payment or distribution is made to the Holders that because of this Article 12 should not have been made to them, the Holders who receive the payment or distribution shall

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hold such payment or distribution in trust for holders of the Senior Debt of the relevant Guarantor and pay it over to them as their respective interests may appear.

        Section 12.06. SUBROGATION. After all Senior Debt of a Guarantor is paid in full and until the Notes are paid in full in cash, the Holders shall be subrogated to the rights of holders of Senior Debt of such Guarantor to receive distributions applicable to Senior Debt of such Guarantor. A distribution made under this Article 12 to holders of Senior Debt of such Guarantor which otherwise would have been made to the Holders is not, as between such Guarantor and the Holders, a payment by such Guarantor on Senior Debt of such Guarantor.

        Section 12.07. RELATIVE RIGHTS. This Article 12 defines the relative rights of the Holders and holders of Senior Debt of a Guarantor. Nothing in this Indenture shall:

        (a) impair, as between a Guarantor and the Holders, the obligation of a Guarantor which is absolute and unconditional, to make payments with respect to the Guaranteed Obligations to the extent set forth in Article 11; or

        (b) prevent the Trustee or any Holder from exercising its available remedies upon a default by a Guarantor under its obligations with respect to the Guaranteed Obligations, subject to the rights of holders of Senior Debt of such Guarantor to receive distributions otherwise payable to the Holders.

        Section 12.08. SUBORDINATION MAY NOT BE IMPAIRED BY A GUARANTOR. No right of any holder of Senior Debt of a Guarantor to enforce the subordination of the obligations of such Guarantor hereunder shall be impaired by any act or failure to act by such Guarantor or by its failure to comply with this Indenture.

        Section 12.09. RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding
Section 12.03, the Trustee or any Paying Agent may continue to make payments on the Notes and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article 12. A Guarantor, the Registrar or co-registrar, a Paying Agent, a Representative or a holder of Senior Debt of a Guarantor may give the notice; PROVIDED, HOWEVER, that if an issue of Senior Debt of a Guarantor has a Representative, only the Representative may give the notice.

        The Trustee in its individual or any other capacity may hold Senior Debt of a Guarantor with the same rights it would have if it were not Trustee. The Registrar and co-registrar and any Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this
Article 12 with

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respect to any Senior Debt of a Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Debt of such Guarantor; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 12 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07 or any other Section of this Indenture.

        Section 12.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a distribution is to be made or a notice given to holders of Senior Debt of a Guarantor, the distribution may be made and the notice given to their Representative (if any).

        Section 12.11. ARTICLE 12 NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT RIGHT TO ACCELERATE. The failure of a Guarantor to make a payment on any of its obligations by reason of any provision in this Article 12 shall not be construed as preventing the occurrence of a default by such Guarantor under such obligations. Nothing in this Article 12 shall have any effect on the right of the Holders or the Trustee to make a demand for payment on a Guarantor pursuant to Article 11.

        Section 12.12. TRUSTEE ENTITLED TO RELY. Upon any payment or distribution pursuant to this Article 12, the Trustee and the Holders shall be entitled to rely (a) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (b) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or
(c) upon the Representatives for the holders of Senior Debt of a Guarantor for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt of a Guarantor and other Indebtedness of a Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 12. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Debt of a Guarantor to participate in any payment or distribution pursuant to this Article 12, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of such Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 12, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 12.

        Section 12.13. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder by accepting a Note authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders and the holders of Senior Debt of each of the

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Guarantors as provided in this Article 12 and appoints the Trustee as attorney-in-fact for any and all such purposes.

        Section 12.14. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT OF A GUARANTOR. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of a Guarantor and shall not be liable to any such holders if it shall mistakenly pay over or distribute to the Holders or the relevant Guarantor or any other Person, money or assets to which any holders of Senior Debt of such Guarantor shall be entitled by virtue of this Article 12 or otherwise.

        Section 12.15. RELIANCE BY HOLDERS OF SENIOR DEBT OF A GUARANTOR ON SUBORDINATION PROVISIONS. Each Holder by accepting a Note acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt of a Guarantor, whether such Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

        Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of a Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Trustee or the Holders and without impairing or releasing the subordination provided in this Article 12 or the obligations hereunder of the Holders to the holders of the Senior Debt of a Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt of a Guarantor, or otherwise amend or supplement in any manner Senior Debt of a Guarantor, or any instrument evidencing the same or any agreement under which Senior Debt of a Guarantor is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of a Guarantor; (iii) release any Person liable in any manner for the payment or collection of Senior Debt of a Guarantor; and (iv) exercise or refrain from exercising any rights against such Guarantor and any other Person.

        Section 12.16. TRUST MONIES NOT SUBORDINATED. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of Government Obligations held in trust under Article 8 by the Trustee and deposited at a time when permitted by the subordination provisions of this
Article 12 for the payment of principal of and interest on the Notes shall not be subordinated to the prior payment of any Senior Debt of any Guarantor or subject to the restrictions set forth in this Article 12, and none of the Holders shall be obligated to pay over any such amount to a Guarantor or any holder of Senior Debt of a Guarantor or any other creditor of a Guarantor.

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                                   ARTICLE 13
                                  MISCELLANEOUS

        Section 13.01. TRUST INDENTURE ACT CONTROLS. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "INCORPORATED PROVISION") included in this Indenture by operation of, Sections 310 to 318 of the TIA, inclusive, such imposed duties or incorporated provision shall control.

        Section 13.02. NOTICES. (a) Any notice or communication required or permitted hereunder shall be in writing and delivered in person, via facsimile or mailed by first-class mail addressed as follows:

        if to the Issuer or a Guarantor:

                c/o BCP Caylux Holdings Luxembourg S.C.A
                29 Rue Eugene Ruppert
                L-2453 Luxembourg
            with a copy to:
                c/o Walkers SPV Limited
                Walker House
                P.O. Box 908GT
                Mary Street
                George Town
                Grand Cayman, Cayman Islands, B.W.I
           and a copy to:
                Blackstone Capital Partners Cayman IV L.P.
                345 Park Avenue
                New York, New York  10154

        if to the Trustee:

                The Bank of New York
                101 Barclay Street - Floor 21W
                New York, New York 10286
                Attn: Corporate Trust Department
                Fax: (212) 815-5802

        The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        (b) Any notice or communication mailed to a Holder shall be mailed, first class mail, to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed. So long as the Euro Notes are listed on the

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Luxembourg Stock Exchange and it is required by the rules of the Luxembourg
Stock Exchange, such notice to the Holders of the Euro Notes will be published in English in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if such publication is not practicable, in one other leading English language daily newspaper with general circulation in Europe, such newspaper being published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions.

        (c) Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it, except that notices to the Trustee are effective only if received.

        Section 13.03. COMMUNICATION BY THE HOLDERS WITH OTHER HOLDERS. The Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the Registrar and other Persons shall have the protection of Section 312(c) of the TIA.

        Section 13.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the Trustee at the request of the Trustee:

        (a) an Officers' Certificate in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

        (b) an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Section 13.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.09) shall include:

        (a) a statement that the individual making such certificate or opinion has read such covenant or condition;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

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        (c)     a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; PROVIDED, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

        Section 13.06. WHEN NOTES DISREGARDED. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuer, any Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any Guarantor shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.

        Section 13.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. The Trustee may make reasonable rules for action by or a meeting of the Holders. The Registrar and a Paying Agent may make reasonable rules for their functions.

        Section 13.08. LEGAL HOLIDAYS. If a payment date is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on any amount that would have been otherwise payable on such payment date if it were a Business Day for the intervening period. If a regular record date is not a Business Day, the record date shall not be affected.

        Section 13.09. GOVERNING LAW. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Article 86 to 94-8 of the Luxembourg law on commercial companies, as amended, are excluded.

        Section 13.10. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Issuer and each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the general jurisdiction of the New York State courts, sitting in the Borough of Manhattan, the City of New York, or the federal courts of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Indenture or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all

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claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Indenture shall affect any right that any Holder may otherwise have to bring any action or proceeding relating to this Indenture or the Notes against the Issuer or any Guarantor or their properties in the courts of any jurisdiction.

        (b) The Issuer and each Guarantor hereby irrevocably and unconditionally waives, and agrees not to plea or claim, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Indenture or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

        (c) The Issuer and each Guarantor hereby irrevocably and unconditionally appoints CT Corporation System with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011 and its successors hereunder (the "PROCESS AGENT"), as its agent to receive on behalf of each of the Issuer and any Guarantor and its property of all writs, claims, process, and summonses in any action or proceeding brought against it in the State of New York. Such service may be made by mailing or delivering a copy of such process to the Issuer or any Guarantor, as the case may be, in care of the Process Agent at the address specified above for the Process Agent, and the Issuer and each Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Failure by the Process Agent to give notice to the Issuer or any Guarantor, as applicable, or failure of the Issuer or any Guarantor, as applicable, to receive notice of such service of process shall not impair or affect the validity of such service on the Process Agent, the Issuer or any Guarantor, or of any judgment based thereon. The Issuer and each Guarantor covenants and agrees that it shall take any and all reasonable action, including the execution and filing of any and all documents, that may be necessary to continue the designation of the Process Agent above in full force and effect, and to cause the Process Agent to act as such. The Issuer and each Guarantor further covenants and agrees to maintain at all times an agent with offices in New York City to act as its Process Agent. Nothing herein shall in any way be deemed to limit the ability to serve any such writs, process or summonses in any other manner permitted by applicable law.

        Section 13.11. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or holder of any equity interests in the Issuer (other than Holdings) or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors

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under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

        Section 13.12. SUCCESSORS. All agreements of the Issuer and each Guarantor in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

        Section 13.13. MULTIPLE ORIGINALS. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

        Section 13.14. TABLE OF CONTENTS; HEADINGS. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

        Section 13.15. INDENTURE CONTROLS. If and to the extent that any provision of the Notes limits, qualifies or conflicts with a provision of this Indenture, such provision of this Indenture shall control.

        Section 13.16. SEVERABILITY. In case any provision in this Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

        Section 13.17. CURRENCY OF ACCOUNT; CONVERSION OF CURRENCY; FOREIGN EXCHANGE RESTRICTIONS. (a) U.S. Dollars are the sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with the Dollar Notes, the Senior Subordinated Guarantees of the Dollar Notes or this Indenture to the extent it relates to the Dollar Notes, including damages related thereto, and Euros are the sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with the Euro Notes, the Senior Subordinated Guarantees of the Euro Notes or this Indenture to the extent it relates to the Euro Notes, including damages related thereto. Any amount received or recovered in a currency other than U.S. Dollars by a Holder of Dollar Notes or Euro by a Holder of Euro Notes (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise) in respect of any sum expressed to be due to it from the Issuer shall only constitute a discharge to the Issuer to the extent of the U.S. Dollar or Euro amount, as the case may be, which the recipient is able to purchase with the amount so received or

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recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. Dollar or Euro amount is less than the U.S. Dollar or Euro amount expressed to be due to the recipient under the applicable Notes, the Issuer shall indemnify it against any loss sustained by it as a result as set forth in Section 13.17(b). In any event, the Issuer and the Guarantors shall indemnify the recipient against the cost of making any such purchase. For the purposes of this Section 13.17, it will be sufficient for the Holder of a Note to certify in a satisfactory manner (indicating sources of information used) that it would have suffered a loss had an actual purchase of U.S. Dollars or Euros, as the case may be, been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of U.S. Dollars or Euros, as applicable, on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). The indemnities set forth in this Section 13.17 constitute separate and independent obligations from other obligations of the Issuer and the Guarantors, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Holder of the Notes and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under the Notes.

        (b) The Issuer and the Guarantors, jointly and severally, covenant and agree that the following provisions shall apply to conversion of currency in the case of the Notes, the Senior Subordinated Guarantees and this Indenture:

                        (1)     (A)     If for the purpose of obtaining judgment
                in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "JUDGMENT CURRENCY") an amount due in any other currency (the "BASE CURRENCY"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                                (B)     If there is a change in the rate of
                exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Issuer and the Guarantors will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due.

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                        (2)     In the event of the winding-up of the Issuer or
                any Guarantor at any time while any amount or damages owing under the Notes, the Senior Subordinated Guarantees and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Issuer and the Guarantors shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the Applicable Currency Equivalent of the amount due or contingently due under the Notes, the Senior Subordinated Guarantees and this Indenture (other than under this subsection (b)(2)) is calculated for the purposes of such winding-up and (ii) the final date for the filing of proofs of claim in such winding-up. For the purpose of this subsection (b)(2), the final date for the filing of proofs of claim in the winding-up of the Issuer or any Guarantor shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Issuer or such Guarantor may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

        (c)     The obligations contained in subsections (a), (b)(1)(B) and
(b)(2) of this Section 13.17 shall constitute separate and independent obligations from the other obligations of the Issuer and the Guarantors under this Indenture, shall give rise to separate and independent causes of action against the Issuer and the Guarantors, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Issuer or any Guarantor for a liquidated sum in respect of amounts due hereunder (other than under subsection (b)(2) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Issuer or any Guarantor or the liquidator or otherwise or any of them. In the case of subsection (b)(2) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

        (d) The term "rate(s) of exchange" shall mean the rate of exchange quoted by Reuters at 10:00 a.m. (New York time) for spot purchases of the Base Currency with the Judgment Currency other than the Base Currency referred to in subsections (b)(1) and (b)(2) above and includes any premiums and costs of exchange payable.

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        IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                           BCP CAYLUX HOLDINGS
                                             LUXEMBOURG S.C.A.


                                           By:  its Manager, BCP CAYLUX
                                                HOLDINGS LTD. 1

                                           By:   /s/ Benjamin J. Jenkins
                                                --------------------------------
                                                Name:  Benjamin J. Jenkins
                                                Title: Authorized Person


                                           BCP CRYSTAL HOLDINGS LTD. 2

                                           By:   /s/ Banjamin J. Jenkins
                                                --------------------------------
                                                Name:  Benjamin J. Jenkins
                                                Title: Authorized Person


                                           THE BANK OF NEW YORK, as Trustee

                                           By:   /s/ Ritu Khanna
                                                --------------------------------
                                                Name:  Rito Khanna
                                                Title: Assistant Vice President

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                                   APPENDIX A

              PROVISIONS RELATING TO INITIAL SECURITIES, ADDITIONAL
                       SECURITIES AND EXCHANGE SECURITIES

1.      DEFINITIONS.

        1.1     DEFINITIONS.

        For the purposes of this Appendix A the following terms shall have the meanings indicated below:

        "CLEARSTREAM" means Clearstream Banking, societe anonyme, or any successor securities clearing agency.

        "COMMON DEPOSITORY" means, with respect to the Euro Notes, The Bank of New York, London Branch, as common depository for Euroclear and Clearstream or another Person designated as common depository by the Issuer, which Person must be a clearing agency registered under the Exchange Act.

        "DEFINITIVE DOLLAR NOTE" means a certificated Initial Dollar Note or Exchange Dollar Note (bearing the Restricted Securities Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Securities Legend.

        "DEFINITIVE EURO NOTE" means a certificated Initial Euro Note or Exchange Euro Note (bearing the Restricted Securities Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

        "DEFINITIVE NOTES" means, collectively, Definitive Dollar Notes and Definitive Euro Notes.

        "DEPOSITORY" means, with respect to the Dollar Notes, The Depository Trust Company, its nominees and their respective successors.

        "EUROCLEAR" means the Euroclear Clearance System or any successor securities clearing agency.

        "GLOBAL NOTES LEGEND" means the legend set forth under that caption in the applicable Exhibit to this Indenture.

        "IAI" means an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

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        "INITIAL PURCHASERS" means Morgan Stanley & Co. Incorporated, Deutsche
Bank Securities Inc., Banc of America Securities LLC and such other initial purchasers party to the Purchase Agreement entered into in connection with the offer and sale of the Notes.

        "PURCHASE AGREEMENT" means (a) the Purchase Agreement dated June 3, 2004 among the Issuer, the Parent Guarantor and the Initial Purchasers and (b) any other similar Purchase Agreement relating to Additional Notes.

        "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

        "REGISTERED EXCHANGE OFFER" means the offer by the Issuer, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

        "REGISTRATION RIGHTS AGREEMENT" means (a) the Registration Rights Agreement dated as of June 8, 2004 among the Issuer, the Parent Guarantor and the Initial Purchasers relating to the Notes and (b) any other similar Registration Rights Agreement relating to Additional Notes.

        "REGISTRATION DEFAULT DAMAGES" has the meaning set forth in the Registration Rights Agreement.

        "REGULATION S" means Regulation S under the Securities Act.

        "REGULATION S SECURITIES" means all Initial Notes offered and sold outside the United States in reliance on Regulation S.

        "RESTRICTED PERIOD", with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, notice of which day shall be promptly given by the Issuer to the Trustee, and (b) the Issue Date, and with respect to any Additional Notes that are Transfer Restricted Notes, it means the comparable period of 40 consecutive days.

        "RESTRICTED NOTES LEGEND" means the legends set forth in Sections 2.2(f)(i) and 2.2(f)(ii) herein.

        "RULE 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities
Act.

        "RULE 144A" means Rule 144A under the Securities Act.

        "RULE 144A NOTES" means all Initial Notes offered and sold to QIBs in reliance on Rule 144A.

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        "SECURITIES CUSTODIAN" means the custodian with respect to a Global Note
(as appointed by the Depository) or any successor person thereto, who shall initially be the Trustee.

        "SHELF REGISTRATION STATEMENT" means a registration statement filed by the Issuer in connection with the offer and sale of Initial Notes pursuant to the Registration Rights Agreement.

        "TRANSFER RESTRICTED NOTES" means Definitive Notes and any other Notes that bear or are required to bear or are subject to the Restricted Securities Legend.

        "UNRESTRICTED DEFINITIVE NOTE" means Definitive Notes and any other Notes that are not required to bear, or are not subject to, the Restricted Securities Legend.

2.      THE NOTES.

        2.1 FORM AND DATING; GLOBAL NOTES. (a) The Initial Notes issued on the date hereof will be (i) offered and sold by the Issuer pursuant to the Purchase Agreement and (ii) resold, initially only to (1) QIBs in reliance on Rule 144A and (2) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Initial Notes may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and, except as set forth below, IAIs in accordance with Rule 501. Additional Notes offered after the date hereof may be offered and sold by the Issuer from time to time pursuant to one or more Purchase Agreements in accordance with applicable law.

        (b) GLOBAL NOTES. (i) Rule 144A Notes that are Dollar Notes initially shall be represented by one or more Notes in definitive, fully registered, global form without interest coupons (collectively, the "RESTRICTED DOLLAR GLOBAL NOTES"). Regulation S Notes that are Dollar Notes initially shall be represented by one or more Notes in fully registered, global form without interest coupons (collectively, the "REGULATION S GLOBAL DOLLAR NOTES"). Rule 144A Notes that are Euro Notes initially shall be represented by one or more Notes in definitive, fully registered, global form without interest coupons (collectively, the "RESTRICTED EURO GLOBAL NOTES" and, together with the Restricted Dollar Global Notes, the "RESTRICTED GLOBAL NOTES"). Regulation S Notes that are Euro Notes initially shall be represented by one or more Notes in fully registered, global form without interest coupons (collectively, the "REGULATION S EURO GLOBAL NOTES" and, together with the Regulation S Dollar Global Notes, the "REGULATION S GLOBAL NOTES"). The term "DOLLAR GLOBAL NOTES" means the Restricted Dollar Global Notes and the Regulation S Global Dollar Notes. The term "EURO GLOBAL NOTES" means the Restricted Euro Global Notes and the Regulation S Euro Global Notes. The term "GLOBAL NOTES" means, collectively, the Rule Global Dollar Notes and the Euro Global Notes. The Global Notes shall bear the Global Note

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Legend. The Dollar Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, in each case for credit to an account of an Agent Member, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear the Restricted Notes Legend. The Euro Global
Notes initially shall (i) be registered in the name of the Common Depository or the nominee of such Common Depository, in each case for credit to an account of an Agent Member, (ii) be delivered to the Euro Paying Agent as custodian for such Common Depository and (iii) bear the Restricted Notes Legend.

        Members of, or direct or indirect participants in, the Depository, Euroclear or Clearstream ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository or the Common Depository, or the Trustee as its custodian, or under the Global Notes. The Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of the Dollar Global Notes for all purposes whatsoever. The Common Depository may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of the Euro Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or the Common Depository, as the case may be, or impair, as between the Depository, Euroclear or Clearstream, as the case may be, and their respective Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                (ii) Transfers of Dollar Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Transfers of Euro Global Notes shall be limited to transfer in whole, but not in part, to the Common Depository, its successor and their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Definitive Notes only in accordance with the applicable rules and procedures of the Depository, Euroclear or Clearstream, as the case may be, and the provisions of Section 2.2. In addition, a Global Note shall be exchangeable for Definitive Notes if (i) in the case of a Dollar Global Note, the Depository (x) notifies the Issuer that it is unwilling or unable to continue as depository for such Global Note and the Issuer thereupon fails to appoint a successor depository or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) in the case of a Euro Global Note, (x) Euroclear or Clearstream notifies the Issuer that it is unwilling or unable to continue as clearing agency or (y) the Common Depository notifies the Issuer that it is unwilling or unable to continue as common depository for such Euro Global Note and the Issuer fails to appoint a successor common depository within 90 days of such notice or (iii) in the case of any Global Note, there shall have occurred and be continuing an Event of Default

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        with respect to such Global Note. In all cases, Definitive Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository or the Common Depository, as applicable, in accordance with its customary procedures.

                (iii) In connection with the transfer of a Global Note as an entirety to beneficial owners pursuant to subsection (i) of this Section 2.1(b), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

                (iv) Any Transfer Restricted Security delivered in exchange for an interest in a Global Note pursuant to Section 2.2 shall, except as otherwise provided in Section 2.2, bear the Restricted Notes Legend.

                (v) Notwithstanding the foregoing, through the Restricted Period, a beneficial interest in a Regulation S Global Note may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.2.

                (vi) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

        2.2     TRANSFER AND EXCHANGE.

        (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A Global Note may not be transferred as a whole except as set forth in Section 2.1(b). Global Notes will not be exchanged by the Issuer for Definitive Notes except under the circumstances described in Section 2.1(b)(ii). Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.08 and
2.10 of this Indenture. Beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.2(b) or 2.2(g).

        (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN GLOBAL NOTES. The transfer and exchange of beneficial interests in the Dollar Global Notes shall be effected through the Depository, in accordance with the provisions of this Indenture and the applicable rules and procedures of the Depository. The transfer and exchange of beneficial interests in the Euro Global Notes shall be effected through the Common Depository, in accordance with the provisions of this

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Indenture and the applicable rules and procedures of Euroclear and Clearstream.
Beneficial interests in Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in Dollar Global Notes shall be transferred or exchanged only for beneficial interests in Dollar Global Notes. Beneficial interests in Euro Global Notes shall be transferred or exchanged only for beneficial interests in Euro Global Notes. Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL NOTE. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend; PROVIDED, HOWEVER, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). A beneficial interest in an Unrestricted Dollar Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Dollar Global Note. Beneficial interests in any Unrestricted Euro Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Euro Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.2(b)(i).

                (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests in any Dollar Global Note that is not subject to Section 2.2(b)(i), the transferor of such beneficial interest must deliver to the Registrar (1) a written order from an Agent Member given to the Depository in accordance with the applicable rules and procedures of the Depository directing the Depository to credit or cause to be credited a beneficial interest in another Dollar Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the Depository containing information regarding the Agent Member account to be credited with such increase. In connection with all transfers and exchanges of beneficial interests in any Euro Global Note that is not subject to Section 2.2(b)(i), the transferor of such beneficial interest must deliver to the Registrar (1) a written order from an Agent Member given to the Common Depository in accordance with the applicable rules and procedures of Euroclear or Clearstream directing the Common Depository

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        to credit or cause to be credited a beneficial interest in another Euro
        Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of Euroclear or Clearstream containing information regarding the Agent Member account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note pursuant to Section 2.2(g).

                (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL NOTE. A beneficial interest in (x) a Transfer Restricted Dollar Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Transfer Restricted Dollar Global Note and (y) a Transfer Restricted Euro Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Transfer Restricted Euro Global Note, in each case if the transfer complies with the requirements of Section 2.2(b)(ii) above and the Registrar receives the following:

                        (A) if the transferee will take delivery in the form of a beneficial interest in a Dollar Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note; and

                        (B) if the transferee will take delivery in the form of a beneficial interest in a Euro Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note.

                (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A TRANSFER RESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE. A beneficial interest in (x) a Transfer Restricted Dollar Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Dollar Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Dollar Global Note or (y) a Restricted Euro Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Euro Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Euro Global Note, in each case if the exchange or transfer complies with the requirements of Section 2.2(b)(ii) above and the Registrar receives the following:

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                        (A)     if the holder of such beneficial interest in a
                Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note; or

                        (B) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note, and, in each such case, if the Registrar so requests or if the applicable rules and procedures of the Depository, Euroclear or Clearstream, as applicable, so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act. If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an written order of the Issuer in the form of an Officers' Certificate in accordance with Section 2.01, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).

                (v) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

        (c) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN GLOBAL NOTES FOR DEFINITIVE NOTES. A beneficial interest in a Global Note may not be exchanged for a Definitive Note except under the circumstances described in
Section 2.1(b)(ii). A beneficial interest in a Global Note may not be transferred to a Person who takes delivery thereof in the form of a Definitive Note except under the circumstances described in Section 2.1(b)(ii). In any case, beneficial interests in Dollar Global Notes shall be transferred or exchanged only for Definitive Dollar Notes and beneficial interests in Euro Global Notes shall be transferred or exchanged only for Definitive Euro Notes.

        (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS IN GLOBAL NOTES. Definitive Dollar Notes shall be transferred or exchanged only for beneficial interests in Dollar Global Notes. Definitive Euro Notes shall be

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transferred or exchanged only for beneficial interests in Euro Global Notes.
Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i), (ii) or (ii) below, as applicable:

                (i) TRANSFER RESTRICTED NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. If any Holder of a Transfer Restricted Security proposes to exchange such Transfer Restricted Security for a beneficial interest in a Restricted Global Note or to transfer such Transfer Restricted Security to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                        (A) if the Holder of such Transfer Restricted Security proposes to exchange such Transfer Restricted Security for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form attached to the applicable Note;

                        (B) if such Transfer Restricted Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;

                        (C) if such Transfer Restricted Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;

                        (D) if such Transfer Restricted Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;

                        (E) if such Transfer Restricted Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate from such Holder in the form attached to the applicable Note, including the certifications, certificates and Opinion of Counsel, if applicable; or

                        (F) if such Transfer Restricted Security is being transferred to the Issuer or a Subsidiary thereof, a certificate from such Holder in the form attached to the applicable Note;

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the Trustee shall cancel the Transfer Restricted Security, and increase or cause to be increased the aggregate principal amount of the appropriate Restricted Global Note.

                (ii) TRANSFER RESTRICTED NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Transfer Restricted Security may exchange such Transfer Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Transfer Restricted Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

                        (A) if the Holder of such Transfer Restricted Security proposes to exchange such Transfer Restricted Security for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note; or

                        (B) if the Holder of such Transfer Restricted Notes proposes to transfer such Transfer Restricted Security to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Registrar so requests or if the applicable rules and procedures of the Depository, Euroclear or Clearstream, as applicable, so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of this subparagraph (ii), the Trustee shall cancel the Transfer Restricted Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note. If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an written order of the Issuer in the form of an Officers' Certificate, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Notes transferred or exchanged pursuant to this subparagraph (ii).

                (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Unrestricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a

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        request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes. If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an written order of the Issuer in the form of an Officers' Certificate, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Unrestricted Definitive Notes transferred or exchanged pursuant to this subparagraph (iii).

                (iv) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

        (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.2(e), the Registrar shall register the transfer or exchange of Definitive Notes. Definitive Dollar Notes shall be transferred or exchanged only for Definitive Dollar Notes. Definitive Euro Notes shall be transferred or exchanged only for Definitive Euro Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.2(e).

                (i) TRANSFER RESTRICTED NOTES TO TRANSFER RESTRICTED NOTES. A Transfer Restricted Security may be transferred to and registered in the name of a Person who takes delivery thereof in the form of a Transfer Restricted Security if the Registrar receives the following:

                        (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;

                        (B) if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;

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                        (C)     if the transfer will be made pursuant to an
                exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate in the form attached to the applicable Note;

                        (D) if the transfer will be made to an IAI in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (A) through (D) above, a certificate in the form attached to the applicable Note; and

                        (E) if such transfer will be made to the Issuer or a Subsidiary thereof, a certificate in the form attached to the applicable Note.

                (ii) TRANSFER RESTRICTED NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Transfer Restricted Security may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted Definitive
        Note if the Registrar receives the following:

                        (1) if the Holder of such Transfer Restricted Security proposes to exchange such Transfer Restricted Security for an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note; or

                        (2) if the Holder of such Transfer Restricted Security proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

                (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of an Unrestricted Definitive Note may transfer such Unrestricted Definitive Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note at any time. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

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                (iv)    UNRESTRICTED DEFINITIVE NOTES TO TRANSFER RESTRICTED
        NOTES. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Transfer Restricted Security.

        At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository or the Common Depository, as applicable, at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository or the Common Depository, as applicable, at the direction of the Trustee to reflect such increase.

        (f)     LEGEND.

                (i)     Except as permitted by the following paragraphs (iii),
        (iv) or (v), each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

                "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS

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        AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
        (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"); (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) OF THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
        (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAIN A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS."

Each Definitive Note shall bear the following additional legend:

                "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial
        Note).

                (iii) After a transfer of any Initial Notes during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to the Restricted Notes Legend on such Initial Notes shall cease to apply and the requirements that any such Initial Notes be issued in global form shall continue to apply.

                (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to Initial Notes that Initial Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

                (v) Upon a sale or transfer after the expiration of the Restricted Period of any Initial Note acquired pursuant to Regulation S, all requirements that such Initial Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Initial Note be issued in global form shall continue to apply.

                (vi) Any Additional Notes sold in a registered offering shall not be required to bear the Restricted Notes Legend.

        (g) CANCELLATION OR ADJUSTMENT OF GLOBAL NOTE. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 of this Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository or the Common Depository, as applicable, at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository or the Common Depository, as applicable, at the direction of the Trustee to reflect such increase.

        (h)     OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF NOTES.

                (i) To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Registrar's request.

                (ii) No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 3.03(c), 4.06, 4.08 and 9.05 of this Indenture).

                (iii) Prior to the due presentation for registration of transfer of any Note, the Issuer, the Trustee, a Paying Agent or the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Trustee, a Paying Agent or the Registrar shall be affected by notice to the contrary.

                (iv) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

        (i)     No Obligation of the Trustee.

                (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the

        Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to the Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). In addition, for so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such securities exchange so require, notices to the Holders of the Notes shall be published in a newspaper having a general circulation in Luxembourg (which is expected to be the Luxemburger Wort). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                                                       EXHIBIT A

                      [FORM OF FACE OF INITIAL DOLLAR NOTE]

                              [Global Notes Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                            [Restricted Notes Legend]

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE

501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI");
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) OF THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER,
(B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

Each Definitive Dollar Note shall bear the following additional legend:

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER

AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                          [FORM OF INITIAL DOLLAR NOTE]

No.                                                                  $__________

                    9 5/8% Senior Subordinated Note due 2014

                                  CUSIP No. [144A: 07329UAA0]/[REG S: L07698AA8]
                              ISIN No. [144A: US07329UAA07]/[REG S:USL07698AA85]

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited
by shares (SOCIETE EN COMMANDITE PAR ACTIONS), promises to pay to [           ],
or registered assigns, the principal sum [of            Dollars] [listed on the
Schedule of Increases or Decreases in Global Dollar Security attached hereto](1) on June 15, 2014.

                Interest Payment Dates: June 15 and December 15.

                      Record Dates: June 1 and December 1.

        Additional provisions of this Dollar Note are set forth on the other side of this Note.

        IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                           BCP CAYLUX HOLDINGS
                                             LUXEMBOURG S.C.A.

                                           By: its Manager, BCP CAYLUX
                                               HOLDINGS LTD. 1

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:
Dated:


----------
        (1) Use the Schedule Increases and Decreases language if Dollar Security is in Global Form.

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

THE BANK OF NEW YORK,
  as Trustee, certifies that this is
  one of the Dollar Notes
  referred to in the Indenture.

By:
    ---------------------------------------
    Authorized Signatory
    Title:

----------
*/ If the Dollar Note is to be issued in global form, add the Global Notes Legend and the attachment from Exhibit A captioned "TO BE ATTACHED TO GLOBAL SECURITIES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".

                  [FORM OF REVERSE SIDE OF INITIAL DOLLAR NOTE]

                    9 5/8% Senior Subordinated Note due 2014

1.      INTEREST

        (a) BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) (such partnership, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Dollar Note at the rate per annum shown above. The Issuer shall pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 2004. Interest on the Dollar Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 8, 2004 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Dollar Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

        (b) REGISTRATION RIGHTS AGREEMENT. The Holder of this Dollar Note is entitled to the benefits of a Registration Rights Agreement, dated as of June 8, 2004, among the Issuer, the Guarantors and the Initial Purchasers named therein.

2.      METHOD OF PAYMENT

        The Issuer shall pay interest on the Dollar Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date even if Dollar Notes are canceled after the record date and on or before the interest payment date (whether or not a Business Day). Holders must surrender Dollar Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Dollar Notes represented by a Global Dollar Note (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company, Issuer or any successor depositary. The Issuer will make all payments in respect of a certificated Dollar Note (including principal, premium, if any, and interest), at the office of each Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Dollar Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Dollar Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

        Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Dollar Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice. The Issuer may act as Paying Agent or Registrar.

4.      INDENTURE

        The Issuer issued the Dollar Notes under an Indenture dated as of June 8, 2004 (the "Indenture"), among the Issuer, the Guarantors and the Trustee. The terms of the Dollar Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Dollar Notes are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

        The Dollar Notes are senior subordinated unsecured obligations of the Issuer. This Dollar Note is one of the Initial Dollar Notes referred to in the Indenture. The Dollar Notes include the Initial Dollar Notes and any Exchange Dollar Notes issued in exchange for Initial Dollar Notes pursuant to the Indenture. The Initial Dollar Notes and any Exchange Dollar Notes together with the Initial Euro Notes and any Exchange Euro Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer's Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Issuer and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

        To guarantee the due and punctual payment of the principal and interest on the Dollar Notes and all other amounts payable by the Issuer under the Indenture and the Dollar Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Dollar Notes and the Indenture, the Guarantors (as described in the Indenture) have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.      REDEMPTION AND REPURCHASE

        This Dollar Note is subject to optional redemption and may be the subject of an Offer to Purchase, as further described in the Indenture.

6.      SINKING FUND

        The Dollar Notes are not subject to any sinking fund.

7.      SUBORDINATION

        The Dollar Notes and Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Notes and Guarantees may be paid. The Issuer and each Guarantor agrees, and each Holder by accepting a Dollar Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

8.      DENOMINATIONS; TRANSFER; EXCHANGE

        The Dollar Notes are in registered form, without coupons, in denominations of $5,000 and whole multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange of Dollar Notes in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Dollar Notes selected for redemption (except, in the case of a Dollar Note to be redeemed in part, the portion of the Dollar Notes not to be redeemed) or to transfer or exchange any Dollar Notes for a period of 15 days prior to a selection of Dollar Notes to be redeemed.

9.      PERSONS DEEMED OWNERS

        The registered Holder of this Dollar Note shall be treated as the owner of it for all purposes.

10.     UNCLAIMED MONEY

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person.

After any such payment, the Holders entitled to the money must look to the Issuer for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

11.     DISCHARGE AND DEFEASANCE

        Subject to certain conditions, the Issuer at any time may terminate some of or all of its obligations under the Dollar Notes and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal of, and interest on the Dollar Notes to redemption, or maturity, as the case may be.

12.     AMENDMENT, WAIVER

        Subject to certain exceptions set forth in the Indenture, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes; PROVIDED, HOWEVER, that if any amendment, waiver or other modification will only affect the Dollar Notes or the Euro Notes, only the consent of the Holders of at least a majority in principal amount of the then outstanding Dollar Notes or Euro Notes (and not the consent of the Holders of at least a majority of all Notes), as the case may be, shall be required. Without notice to or the consent of any Holder, the Issuer and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

13.     DEFAULTS AND REMEDIES

        If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, in each case, by notice to the Issuer, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer occurs, the principal of, premium, if any, and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

14.     TRUSTEE DEALINGS WITH THE ISSUER

        Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

15.     NO RECOURSE AGAINST OTHERS

        No director, officer, employee, incorporator or holder of any equity interests in the Issuer or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

16.     AUTHENTICATION

        This Dollar Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Dollar Note.

17.     ABBREVIATIONS

        Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.     GOVERNING LAW

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.     CUSIP NUMBERS, ISINS AND COMMON CODES

        The Issuer has caused CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, to be printed on the Notes and has directed the Trustee to use CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        THE ISSUER WILL FURNISH TO ANY HOLDER OF NOTES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS NOTE.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------
        (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
        (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Note on the books of
the Issuer.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                          Your Signature:
      -----------------                        ---------------------------------
                                               (Sign exactly as your name
                                               appears on the other side of this
                                               Note)

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                REGISTRATION OF TRANSFER RESTRICTED DOLLAR NOTES

        This certificate relates to $_________ principal amount of Dollar Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

        The undersigned (check one box below):

        / / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Dollar Note held by the Depository a Dollar Note or Dollar Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Dollar Note (or the portion thereof indicated above);

        / / has requested the Trustee by written order to exchange or register the transfer of a Dollar Note or Dollar Notes.

        In connection with any transfer of any of the Dollar Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Dollar Notes are being transferred in accordance with its terms:

        CHECK ONE BOX BELOW

        (1)     / /     to the Issuer; or

        (2)     / /     to the Registrar for registration in the name of the
                        Holder, without transfer; or

        (3)     / /     pursuant to an effective registration statement under
                        the Securities Act of 1933; or

        (4)     / /     inside the United States to a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (5)     / /     outside the United States in an offshore transaction
                        within the meaning of Regulation S under the Securities
                        Act in compliance with Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

        (6)     / /     to an institutional "accredited investor" (as defined in
                        Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

        (7)     / /     pursuant to another available exemption from
                        registration provided by Rule 144 under the Securities
                        Act of 1933.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (5), (6) or
(7) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:
      ----------------------------         -------------------------------------
                                           Your Signature

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing this Dollar Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
        ----------------------------       -------------------------------------
                                           NOTICE:  To be executed by an
                                                    executive officer

                     [TO BE ATTACHED TO GLOBAL DOLLAR NOTES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL DOLLAR NOTE

        The initial principal amount of this Global Dollar Note is $_________. The following increases or decreases in this Global Dollar Note have been made:

               Amount of           Amount of
              decrease in          increase in      Principal amount of
               Principal            Principal       this Global Dollar         Signature of
             Amount of this      Amount of this       Note following       authorized signatory
Date of      Global Dollar        Global Dollar      such decrease or      of Trustee or Notes
Exchange         Note                 Note               increase               Custodian
--------   ------------------    --------------     -------------------    --------------------




                       OPTION OF HOLDER TO ELECT PURCHASE

        IF YOU WANT TO ELECT TO HAVE THIS DOLLAR NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, CHECK THE BOX:

           ASSET SALE / /                     CHANGE OF CONTROL / /

        IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS DOLLAR NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, STATE THE AMOUNT ($5000 OR AN INTEGRAL MULTIPLE OF $1000 IN EXCESS THEREOF):

$

DATED:                              YOUR SIGNATURE:
       ----------------------                       ----------------------------
                                                    (SIGN EXACTLY AS YOUR NAME
                                                    APPEARS ON THE OTHER SIDE OF
                                                    THIS NOTE)

SIGNATURE GUARANTEE:
                             ---------------------------------------------------
                             SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN
                             A RECOGNIZED SIGNATURE GUARANTY MEDALLION
                             PROGRAM OR OTHER SIGNATURE GUARANTOR PROGRAM
                             REASONABLY ACCEPTABLE TO THE TRUSTEE

                                                                       EXHIBIT B

                       [FORM OF FACE OF INITIAL EURO NOTE]

                              [Global Notes Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN A NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE COMMON DEPOSITORY, TO NOMINEES OF THE COMMON DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                            [Restricted Notes Legend]

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE

501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI");
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(K) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(D) OF THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER,
(B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
(E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE REGISTRATION OF TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE OR AN INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

        Each Definitive Euro Note shall bear the following additional legend:

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER

AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                           [FORM OF INITIAL EURO NOTE]

No.                                                              EURO __________

                    10 3/8% Senior Subordinated Note due 2014

                                    CUSIP No. [144A:07329UAB8]/[REG S:L07698AB6]
                             ISIN No. [144A: XS0194289822]/[REG S: XS0194289400]
                                Common Code [144A: 019428982]/[REG S: 019428940]

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited
by shares (SOCIETE EN COMMANDITE PAR ACTIONS), promises to pay to [           ],
or registered assigns, the principal sum [of            Euros] [listed on the
Schedule of Increases or Decreases in Global Euro Note attached hereto](2) on June 15, 2014.

                Interest Payment Dates: June 15 and December 15.

                      Record Dates: June 1 and December 1.

        Additional provisions of this Euro Note are set forth on the other side of this Note.

        IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                           BCP CAYLUX HOLDINGS
                                             LUXEMBOURG S.C.A.

                                           By: its Manager, BCP CAYLUX
                                               HOLDINGS LTD. 1

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:
Dated:


----------
        (2) Use the Schedule of Increases and Decreases language if Euro Security is in Global Form.

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

THE BANK OF NEW YORK, as Trustee,
  certifies that this is one of the Euro
  Notes referred to in the Indenture.

By:
    ---------------------------------------
    Authorized Signatory
    Title:

----------
*/ If the Euro Note is to be issued in global form, add the Global Notes Legend and the attachment from Exhibit A captioned "TO BE ATTACHED TO GLOBAL NOTES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE".

                   [FORM OF REVERSE SIDE OF INITIAL EURO NOTE]

                    10 3/8% Senior Subordinated Note due 2014

1.      INTEREST

        (a) BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) (such partnership, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Euro Note at the rate per annum shown above. The Issuer shall pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 2004. Interest on the Euro Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 8, 2004 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Euro Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

        (b) REGISTRATION RIGHTS AGREEMENT. The Holder of this Euro Note is entitled to the benefits of a Registration Rights Agreement, dated as of June 8, 2004, among the Issuer, the Guarantors and the Initial Purchasers named therein.

2.      METHOD OF PAYMENT

        The Issuer shall pay interest on the Euro Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date even if Euro Notes are canceled after the record date and on or before the interest payment date (whether or not a Business Day). Holders must surrender Euro Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of a member state of the European Union that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Euro Notes represented by a Global Euro Note (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company, Issuer or any successor depositary. The Issuer will make all payments in respect of a certificated Euro Note (including principal, premium, if any, and interest), at the office of a Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Euro Notes may also be made, in the case of a Holder of at least EURO 1,000,000 aggregate principal amount of Euro Notes, by wire transfer to a Euro account maintained by the payee with a bank in a member state of the European Union if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

        Initially, The Bank of New York (the "Trustee"), will act as Euro Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice. The Issuer may act as Paying Agent or Registrar.

4.      INDENTURE

        The Issuer issued the Euro Notes under an Indenture dated as of June 8, 2004 (the "Indenture"), among the Issuer, the Guarantor and the Trustee. The terms of the Euro Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Euro Notes are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

        The Euro Notes are senior subordinated unsecured obligations of the Issuer. This Euro Note is one of the Initial Euro Notes referred to in the Indenture. The Euro Notes include the Initial Euro Notes and any Exchange Euro Notes issued in exchange for Initial Euro Notes pursuant to the Indenture. The Initial Euro Notes and any Exchange Euro Notes together with the Initial Dollar Notes and the Exchange Dollar Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer's Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Issuer and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

        To guarantee the due and punctual payment of the principal and interest on the Euro Notes and all other amounts payable by the Issuer under the Indenture and the Euro Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Euro Notes and the Indenture, the Guarantors (as described in the Indenture) have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.      REDEMPTION AND REPURCHASE

        This Euro Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture.

6.      SINKING FUND

        The Euro Notes are not subject to any sinking fund.

7.      SUBORDINATION

        The Euro Notes and Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Euro Notes and Guarantees may be paid. The Issuer and each Guarantor agrees, and each Holder by accepting a Euro Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

8.      DENOMINATIONS; TRANSFER; EXCHANGE

        The Euro Notes are in registered form, without coupons, in denominations of EURO 50,000 and whole multiples of EURO 1,000 in excess thereof. A Holder shall register the transfer of or exchange of Euro Notes in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Euro Notes selected for redemption (except, in the case of a Euro Note to be redeemed in part, the portion of the Euro Note not to be redeemed) or to transfer or exchange any Euro Notes for a period of 15 days prior to a selection of Securities to be redeemed.

9.      PERSONS DEEMED OWNERS

        The registered Holder of this Euro Note shall be treated as the owner of it for all purposes.

10.     UNCLAIMED MONEY

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuer for payment as general creditors and the Trustee and Paying Agent shall have no further liability with respect to such monies.

11.     DISCHARGE AND DEFEASANCE

        Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Euro Notes and the Indenture if the Issuer deposits with the Trustee money or EU Government Obligations for the payment of principal of, and interest on the Euro Notes to redemption, or maturity, as the case may be.

12.     AMENDMENT, WAIVER

        Subject to certain exceptions set forth in the Indenture, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes; PROVIDED, HOWEVER, that if any amendment, waiver or other modification will only affect the Dollar Notes or the Euro Notes, only the consent of the Holders of at least a majority in principal amount of the then outstanding Dollar Notes or Euro Notes (and not the consent of the Holders of at least a majority of all Securities), as the case may be, shall be required. Without notice to or the consent of any Holder, the Issuer and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

13.     DEFAULTS AND REMEDIES

        If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, in each case, by notice to the Issuer, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer occurs, the principal of, premium, if any, and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

14.     TRUSTEE DEALINGS WITH THE ISSUER

        Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

15.     NO RECOURSE AGAINST OTHERS

        No director, officer, employee, incorporator or holder of any equity interests in the Issuer or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

16.     AUTHENTICATION

        This Euro Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Euro Note.

17.     ABBREVIATIONS

        Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.     GOVERNING LAW

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.     CUSIP NUMBERS, ISINS AND COMMON CODES

        The Issuer has caused CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        THE ISSUER WILL FURNISH TO ANY HOLDER OF NOTES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS NOTE.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------
        (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
        (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Note on the books of
the Issuer.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                          Your Signature:
      -----------------                        ---------------------------------
                                               (Sign exactly as your name
                                               appears on the other side of this
                                               Note)

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

                 REGISTRATION OF TRANSFER RESTRICTED EURO NOTES

        This certificate relates to EURO _________ principal amount of Euro Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

        The undersigned (check one box below):

        / / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Euro Note held by the Depository a Euro Note or Euro Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Euro Note (or the portion thereof indicated above);

        / / has requested the Trustee by written order to exchange or register the transfer of a Euro Note or Euro Notes.

        In connection with any transfer of any of the Euro Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Euro Notes are being transferred in accordance with its terms:

        CHECK ONE BOX BELOW

        (1)     / /     to the Issuer; or

        (2)     / /     to the Registrar for registration in the name of the
                        Holder, without transfer; or

        (3)     / /     pursuant to an effective registration statement under
                        the Securities Act of 1933; or

        (4)     / /     inside the United States to a "qualified institutional
                        buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (5)     / /     outside the United States in an offshore transaction
                        within the meaning of Regulation S under the Securities
                        Act in compliance with Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

        (6)     / /     to an institutional "accredited investor" (as defined in
                        Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

        (7)     / /     pursuant to another available exemption from
                        registration provided by Rule 144 under the Securities
                        Act of 1933.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; PROVIDED, HOWEVER, that if box (5), (6) or
(7) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


Date:
      ----------------------------         -------------------------------------
                                           Your Signature

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

              TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing this Euro Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
        ----------------------------       -------------------------------------
                                           NOTICE:  To be executed by an
                                                    executive officer

                      [TO BE ATTACHED TO GLOBAL EURO NOTES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL EURO NOTE

        The initial principal amount of this Global Euro Note is EURO _______________. The following increases or decreases in this Global Euro Note have been made:

               Amount of           Amount of
              decrease in         increase in      Principal amount of
               Principal           Principal        this Global Euro          Signature of
             Amount of this     Amount of this       Note following       authorized signatory
Date of       Global Euro         Global Euro       such decrease or      of Trustee or Notes
Exchange          Note               Note               increase               Custodian
--------     --------------     --------------     -------------------    --------------------




                       OPTION OF HOLDER TO ELECT PURCHASE

        IF YOU WANT TO ELECT TO HAVE THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, CHECK THE BOX:

           ASSET SALE / /                     CHANGE OF CONTROL / /

        IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, STATE THE AMOUNT (EURO 50,000 OR AN INTEGRAL MULTIPLE OF EURO 1,000 IN EXCESS THEREOF):

EURO

DATED:                              YOUR SIGNATURE:
       ----------------------                       ----------------------------
                                                    (SIGN EXACTLY AS YOUR NAME
                                                    APPEARS ON THE OTHER SIDE OF
                                                    THIS NOTE)

SIGNATURE GUARANTEE:
                             ---------------------------------------------------
                             SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN
                             A RECOGNIZED SIGNATURE GUARANTY MEDALLION
                             PROGRAM OR OTHER SIGNATURE GUARANTOR PROGRAM
                             REASONABLY ACCEPTABLE TO THE TRUSTEE

                                                                       EXHIBIT C

                     [FORM OF FACE OF EXCHANGE DOLLAR NOTE]
                              [Global Notes Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.                                                                  $__________

                    9 5/8% Senior Subordinated Note due 2014

                                                                CUSIP No. ______
                                                                 ISIN No. ______

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited
by shares (SOCIETE EN COMMANDITE PAR ACTIONS), promises to pay to [           ],
or registered assigns, the principal sum [of          Dollars] [listed on the
Schedule of Increases or Decreases in Global Dollar Note attached hereto](3) on June 15, 2014.

        Interest Payment Dates: June 15 and December 15.

        Record Dates: June 1 and December 1.

        Additional provisions of this Dollar Note are set forth on the other side of this Note.

        IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                           BCP CAYLUX HOLDINGS
                                             LUXEMBOURG S.C.A.

                                           By: its Manager, BCP CAYLUX
                                               HOLDINGS LTD. 1

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:
Dated:


----------
        (3) Use the Schedule of Increases and Decreases language if Dollar Security is in Global Form.

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

THE BANK OF NEW YORK, as Trustee,
  certifies that this is one of the Dollar
  Notes referred to in the Indenture.

By:
    ---------------------------------------
    Authorized Signatory
    Title:

----------
*/ If the Dollar Note is to be issued in global form, add the Global Notes Legend and the attachment from Exhibit A captioned "TO BE ATTACHED TO GLOBAL NOTES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE".

                 [FORM OF REVERSE SIDE OF EXCHANGE DOLLAR NOTE]

                    9 5/8% Senior Subordinated Note due 2014

1.      INTEREST

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) (such partnership, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Dollar Note at the rate per annum shown above. The Issuer shall pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 2004. Interest on the Dollar Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 8, 2004 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Dollar Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.      METHOD OF PAYMENT

        The Issuer shall pay interest on the Dollar Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date even if Dollar Notes are canceled after the record date and on or before the interest payment date (whether or not a Business Day). The Holders must surrender Dollar Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Dollar Notes represented by a Global Note (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company, the Issuer or any successor depositary. The Issuer will make all payments in respect of a certificated Dollar Note (including principal, premium, if any, and interest), at the office of a Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Dollar Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Dollar Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

        Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Dollar Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice. The Issuer or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent or Registrar.

4.      INDENTURE

        The Issuer issued the Dollar Notes under an Indenture dated as of June 8, 2004 (the "Indenture"), among the Issuer, the Guarantors and the Trustee. The terms of the Dollar Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

        The Dollar Notes are senior subordinated unsecured obligations of the Issuer. This Note is one of the Exchange Dollar Notes referred to in the Indenture. The Dollar Notes include the Initial Dollar Notes, the Additional Dollar Notes and any Exchange Dollar Notes issued in exchange for the Initial Dollar Notes pursuant to the Indenture. The Initial Dollar Notes and Exchange Dollar Notes together with the Initial Euro Notes, and any Exchange Euro Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Issuer's Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make Asset Sales. The Indenture also imposes limitations on the ability of the Issuer and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

        To guarantee the due and punctual payment of the principal and interest, if any, on the Dollar Notes and all other amounts payable by the Issuer under the Indenture and the Dollar Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Dollar Notes and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior subordinated basis pursuant to the terms of the Indenture.

5.      OPTIONAL REDEMPTION

        This Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture.

6.      SINKING FUND

        The Dollar Notes are not subject to any sinking fund.

7.      SUBORDINATION

        The Dollar Notes and Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Notes and Guarantees may be paid. The Issuer and each Guarantor agrees, and each Holder by accepting a Dollar Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

8.      DENOMINATIONS; TRANSFER; EXCHANGE

        The Dollar Notes are in registered form, without coupons, in denominations of $5,000 and whole multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange of Dollar Notes in accordance with the Indenture. Upon any registration of transfer of or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Dollar Notes selected for redemption (except, in the case of a Dollar Note to be redeemed in part, the portion of the Dollar Note not to be redeemed) or to transfer or exchange any Dollar Notes for a period of 15 days prior to a selection of Dollar Notes to be redeemed.

9.      PERSONS DEEMED OWNERS

        The registered Holder of this Dollar Note shall be treated as the owner of it for all purposes.

10.     UNCLAIMED MONEY

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuer for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

11.     DISCHARGE AND DEFEASANCE

        Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Dollar Notes and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Notes to redemption, or maturity, as the case may be.

12.     AMENDMENT, WAIVER

        Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes; PROVIDED, HOWEVER, that if any amendment, waiver or other modification will only affect the Dollar Notes or the Euro Notes, only the consent of the Holders of at least a majority in principal amount of the then outstanding Dollar Notes or Euro Notes (and not the consent of the Holders of at least a majority of all Notes), as the case may be, shall be required. Without notice to or the consent of any Holder, the Issuer and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

13.     DEFAULTS AND REMEDIES

        If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, in each case, by notice to the Issuer, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer occurs, the principal of, premium, if any, and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

14.     TRUSTEE DEALINGS WITH THE ISSUER

        Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

15.     NO RECOURSE AGAINST OTHERS

        No director, officer, employee, incorporator or holder of any equity interests in the Issuer or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

18.     AUTHENTICATION

        This Dollar Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Dollar Note.

19.     ABBREVIATIONS

        Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

20.     GOVERNING LAW

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

21.     CUSIP NUMBERS, ISINS AND COMMON CODES

        The Issuer has caused CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, to be printed on the NOtes and has directed the Trustee to use CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        THE ISSUER WILL FURNISH TO ANY HOLDER OF NOTES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS NOTE.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------
        (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
        (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Note on the books of
the Issuer.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                          Your Signature:
      -----------------                        ---------------------------------
                                               (Sign exactly as your name
                                               appears on the other side of this
                                               Note)

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

                       OPTION OF HOLDER TO ELECT PURCHASE

        IF YOU WANT TO ELECT TO HAVE THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, CHECK THE BOX:

           ASSET SALE / /                     CHANGE OF CONTROL / /

        IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, STATE THE AMOUNT ($5,000 OR AN INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF):

$

DATED:                              YOUR SIGNATURE:
       ----------------------                       ----------------------------
                                                    (SIGN EXACTLY AS YOUR NAME
                                                    APPEARS ON THE OTHER SIDE OF
                                                    THIS NOTE)

SIGNATURE GUARANTEE:
                             ---------------------------------------------------
                             SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN
                             A RECOGNIZED SIGNATURE GUARANTY MEDALLION
                             PROGRAM OR OTHER SIGNATURE GUARANTOR PROGRAM
                             REASONABLY ACCEPTABLE TO THE TRUSTEE

                     [TO BE ATTACHED TO GLOBAL DOLLAR NOTES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL DOLLAR NOTE

        The initial principal amount of this Global Dollar Note is $_______________. The following increases or decreases in this Global Dollar Note have been made:

                 Amount of           Amount of
                decrease in         increase in      Principal amount of
                 Principal           Principal       this Global Dollar         Signature of
               Amount of this     Amount of this       Note following       authorized signatory
Date of        Global Dollar       Global Dollar      such decrease or      of Trustee or Notes
Exchange            Note               Note               increase               Custodian
--------       --------------     --------------     -------------------    --------------------




                                                                       EXHIBIT D

                      [FORM OF FACE OF EXCHANGE EURO NOTE]
                              [Global Notes Legend]

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN A NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK, LONDON BRANCH), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE COMMON DEPOSITORY, TO NOMINEES OF THE COMMON DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No.                                                              EURO __________

                    10 3/8% Senior Subordinated Note due 2014

                                                                CUSIP No. ______
                                                                 ISIN No. ______
                                                                  Common Code___

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited
by shares (SOCIETE EN COMMANDITE PAR ACTIONS), promises to pay to [           ],
or registered assigns, the principal sum [of            Euros] [listed on the
Schedule of Increases or Decreases in Global Euro Note attached hereto](4) on June 15, 2014.

        Interest Payment Dates: June 15 and December 15.

        Record Dates: June 1 and December 1.

        Additional provisions of this Euro Note are set forth on the other side of this Note.

        IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                                           BCP CAYLUX HOLDINGS
                                             LUXEMBOURG S.C.A.

                                           By: its Manager, BCP CAYLUX
                                               HOLDINGS LTD. 1

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:
Dated:


----------
        (4) Use the Schedule of Increases and Decreases language if Euro Security is in Global Form.

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

THE BANK OF NEW YORK, as Trustee,
  certifies that this is one of the Euro
  Notes referred to in the Indenture.

By:
    ---------------------------------------
    Authorized Signatory
    Title:

----------
        */      If the Euro Note is to be issued in global form, add the Global
Notes Legend and the attachment from Exhibit A captioned "TO BE ATTACHED TO GLOBAL NOTES - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE".

                  [FORM OF REVERSE SIDE OF EXCHANGE EURO NOTE]

                    10 3/8% Senior Subordinated Note due 2014

1.      INTEREST

        BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) (such partnership, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Issuer shall pay interest semiannually on June 15 and December 15 of each year, commencing December 15, 2004. Interest on the Euro Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from June 8, 2004 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuer shall pay interest on overdue principal at the rate borne by the Euro Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.      METHOD OF PAYMENT

        The Issuer shall pay interest on the Euro Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on the June 1 or December 1 next preceding the interest payment date even if Euro Notes are canceled after the record date and on or before the interest payment date (whether or not a Business Day). The Holders must surrender Euro Notes to a Paying Agent to collect principal payments. The Issuer shall pay principal, premium, if any, and interest in money of a member state of the European Union that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Euro Notes represented by a Global Euro Note (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company, the Issuer or any successor depositary. The Issuer will make all payments in respect of a certificated Euro Note (including principal, premium, if any, and interest), at the office of a Paying Agent, except that, at the option of the Issuer, payment of interest may be made by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on the Euro Notes may also be made, in the case of a Holder of at least EURO 1,000,000 aggregate principal amount of Euro Notes, by wire transfer to a Euro account maintained by the payee with a bank in a member state of the European Union if such Holder elects payment by wire transfer by giving written notice to the Trustee or a Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      PAYING AGENT AND REGISTRAR

        Initially, The Bank of New York will act as Euro Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent or Registrar without notice. The Issuer may act as Paying Agent or Registrar.

4.      INDENTURE

        The Issuer issued the Notes under an Indenture dated as of June 8, 2004 (the "Indenture"), among the Issuer, the Guarantor and The Bank of New York, a New York banking corporation (the "Trustee"). The terms of the Euro Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture (the "TIA"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Euro Notes are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

        The Euro Notes are senior subordinated unsecured obligations of the Issuer. This Euro Note is one of the Exchange Euro Notes referred to in the Indenture. The Euro Notes include the Initial Euro Notes, the Additional Euro Notes and any Exchange Euro Notes issued in exchange for the Initial Euro Notes pursuant to the Indenture. The Initial Euro Notes and Exchange Euro Notes together with the Initial Dollar Notes and any Exchange Dollar Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability the Issuer's Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Issuer and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

        To guarantee the due and punctual payment of the principal and interest, if any, on the Euro Notes and all other amounts payable by the Issuer under the Indenture and the Notes when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Euro Notes and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a senior basis subordinated pursuant to the terms of the Indenture.

5.      OPTIONAL REDEMPTION

        This Note is subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture.

6.      SINKING FUND

        The Euro Notes are not subject to any sinking fund.

7.      SUBORDINATION

        The Euro Notes and Guarantees are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Euro Notes and Guarantees may be paid. The Issuer and each Guarantor agrees, and each Holder by accepting a Euro Note agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

8.      DENOMINATIONS; TRANSFER; EXCHANGE

        The Euro Notes are in registered form, without coupons, in denominations of EURO 50,000 and whole multiples of EURO 1,000 in excess thereof. A Holder shall register the transfer of or exchange of Euro Notes in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Euro Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Euro Note not to be redeemed) or to transfer or exchange any Euro Notes for a period of 15 days prior to a selection of Euro Notes to be redeemed.

9.      PERSONS DEEMED OWNERS

        The registered Holder of this Euro Note shall be treated as the owner of it for all purposes.

10.     UNCLAIMED MONEY

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuer at its written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuer for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

11.     DISCHARGE AND DEFEASANCE

        Subject to certain conditions, the Issuer at any time may terminate some of or all its obligations under the Euro Notes and the Indenture if the Issuer deposits with the Trustee money or EU Government Obligations for the payment of principal and interest on the Notes to redemption, or maturity, as the case may be.

12.     AMENDMENT, WAIVER

        Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes; PROVIDED, HOWEVER, that if any amendment, waiver or other modification will only affect the Dollar Notes or the Euro Notes, only the consent of the Holders of at least a majority in principal amount of the then outstanding Dollar Notes or Euro Notes (and not the consent of the Holders of at least a majority of all Notes), as the case may be, shall be required. Without notice to or the consent of any Holder, the Issuer and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

13.     DEFAULTS AND REMEDIES

        If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, in each case, by notice to the Issuer, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Notes to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuer occurs, the principal of, premium, if any, and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Notes may rescind any such acceleration with respect to the Notes and its consequences.

14.     TRUSTEE DEALINGS WITH THE ISSUER

        Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee.

15.     NO RECOURSE AGAINST OTHERS

        No director, officer, employee, incorporator or holder of any equity interests in the Issuer or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability.

16.     AUTHENTICATION

        This Euro Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Euro Note.

17.     ABBREVIATIONS

        Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.     GOVERNING LAW

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.     CUSIP NUMBERS, ISINS AND COMMON CODES

        The Issuer has caused CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, to be printed on the Notes and has directed the Trustee to use CUSIP numbers and ISINs and, in the case of the Euro Notes, Common Codes, in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        THE ISSUER WILL FURNISH TO ANY HOLDER OF NOTES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS NOTE.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

--------------------------------------------------------------------------------
        (Print or type assignee's name, address and zip code)


--------------------------------------------------------------------------------
        (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Note on the books of
the Issuer.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                          Your Signature:
      -----------------                        ---------------------------------
                                               (Sign exactly as your name
                                               appears on the other side of this
                                               Note)

Signature Guarantee:

Date:
      ---------------------------------    -------------------------------------
Signature must be guaranteed by a          Signature of Signature Guarantee
participant in a recognized signature
guaranty medallion program or other
signature guarantor program reasonably
acceptable to the Trustee

                       OPTION OF HOLDER TO ELECT PURCHASE

        IF YOU WANT TO ELECT TO HAVE THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, CHECK THE BOX:

           ASSET SALE / /                     CHANGE OF CONTROL / /

        IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS EURO NOTE PURCHASED BY THE ISSUER PURSUANT TO SECTION 4.06 (ASSET SALE) OR SECTION 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, STATE THE AMOUNT (EURO 50,000 OR AN INTEGRAL MULTIPLE OF EURO 1,000 IN EXCESS THEREOF):

EURO

DATED:                      YOUR SIGNATURE:
       -----------------                    ------------------------------------
                                            (SIGN EXACTLY AS YOUR NAME
                                            APPEARS ON THE OTHER SIDE OF THIS
                                            NOTE)

SIGNATURE GUARANTEE:
                            ----------------------------------------------------
                            SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN
                            A RECOGNIZED SIGNATURE GUARANTY MEDALLION
                            PROGRAM OR OTHER SIGNATURE GUARANTOR PROGRAM
                            REASONABLY ACCEPTABLE TO THE TRUSTEE

                      [TO BE ATTACHED TO GLOBAL EURO NOTES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL EURO NOTE

        The initial principal amount of this Global Euro Note is EURO _______________. The following increases or decreases in this Global Euro Note have been made:

                  Amount of           Amount of
                 decrease in         increase in      Principal amount of
                  Principal           Principal        this Global Euro          Signature of
                Amount of this     Amount of this       Note following       authorized signatory
 Date of         Global Euro         Global Euro       such decrease or      of Trustee or Notes
 Exchange            Note               Note               increase               Custodian
----------      --------------     --------------     -------------------    ---------------------




                                                                       EXHIBIT E

                                     Form of
                       Transferee Letter of Representation

BCP Caylux Holdings Luxembourg S.C.A. Issuer

c/o The Bank of New York
Corporate Trust Department
101 Barclay Street, Fl. 21W
New York, New York  10286

Ladies and Gentlemen:

        This certificate is delivered to request a transfer of $/EURO [ ] principal amount of the [9 5/8% Senior Subordinated Notes due 2014] [10 3/8% Senior Subordinated Notes due 2014] (the "Notes") of BCP Caylux Holdings Luxembourg S.C.A. (the "Issuer").

        Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

Name:
      -----------------------------------------

Address:
         --------------------------------------

Taxpayer ID Number:
                    ---------------------------

        The undersigned represents and warrants to you that:

        1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act)), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any applicable security law of any State in the United States or any other applicable jurisdiction, PROVIDED that the disposition of our property and the property of any accounts for which we are acting as fiduciary will remain at all times within our or their control. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we invest in or purchase securities similar to the Notes in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

        2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf, the Issuer's behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date that is two years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that is purchasing for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (c) or (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the Trustee a written certificate in the form provided in the Note, to the effect that the transfer is being made in accordance with Regulation S or Rule 144A, as the case may be. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) or (f) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the Trustee certificates Each purchaser acknowledges that the Issuer and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Issuer and the Trustee in order to determine that the proposed transfer is being made in compliance with the Securities Act and applicable law.

Not representation is made as to the availability of any Rule 144A exemption from the registration requirements of the Securities Act.

Dated:
       -----------------------------------------

                                                TRANSFEREE:
                                                            --------------------

                                                By:
                                                   -----------------------------

                                                                       EXHIBIT F

                         FORM OF SUPPLEMENTAL INDENTURE

        SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of
[     ], among [GUARANTOR] (the "New Guarantor"), BCP Caylux Holdings Luxembourg
S.C.A. (or its successor), a Luxembourg partnership limited by shares (SOCIETE EN COMMANDITE PAR ACTIONS) (the "Issuer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                                    RECITALS

        WHEREAS the Issuer, the Guarantor and the Trustee have heretofore executed an Indenture (as amended, supplemented or otherwise modified, the "Indenture") dated as of June 8, 2004, providing for the issuance of the Issuer's U.S. Dollar-denominated 9 5/8% Senior Subordinated Notes due 2014 (the "Dollar Notes") and Euro-denominated 10 3/8% Senior Subordinated Notes due 2014 (the "Euro Notes" and, together with the Dollar Notes, the "Notes"), initially in the aggregate principal amount of $1,000,000,000 and EURO 200,000,000, respectively;

        WHEREAS Section 11.02 of the Indenture provides that under certain circumstances the Issuer is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Issuer's obligations under the Notes pursuant to a Senior Subordinated Guarantee on the terms and conditions set forth herein; and

        WHEREAS pursuant to 9.01 of the Indenture, the Trustee, the Issuer and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

        NOW THEREFORE, in consideration of the foregoing and mutual covenants herein contained and intending to be legally bound, the New Guarantor, the Issuer, and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

        1. DEFINED TERMS. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "Holders" in this Guarantee shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words "herein," "hereof" and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

        2. AGREEMENT TO GUARANTEE. The New Guarantor hereby agrees, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the Issuer's obligations under the Notes on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

        3. NOTICES. All notices or other communications to the New Guarantor shall be given as provided in 13.02 of the Indenture.

        4. RATIFICATION OF INDENTURE; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

        5. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        6. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

        7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

        8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                             [NEW GUARANTOR]


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             BCP CAYLUX HOLDINGS
                                                LUXEMBOURG S.C.A.


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             THE BANK OF NEW YORK, as Trustee


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: